    As filed with the Securities and Exchange Commission on October 28, 1996


                                                      1933 Act File No. 33-37615
                                                      1940 Act File No. 811-6174
================================================================================
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                                 ---------------

                                    FORM N-1A
                             REGISTRATION STATEMENT
                                      UNDER
                           THE SECURITIES ACT OF 1933

                         POST-EFFECTIVE AMENDMENT NO. 13

                                       AND
                             REGISTRATION STATEMENT
                                      UNDER
                       THE INVESTMENT COMPANY ACT OF 1940

                                AMENDMENT NO. 17


                             MFS INSTITUTIONAL TRUST
               (Exact Name of Registrant as Specified in Charter)

                500 Boylston, Street, Boston, Massachusetts 02116
                    (Address of Principal Executive Offices)

       Registrant's Telephone Number, Including Area Code: (617) 954-5000
           Stephen E. Cavan, Massachusetts Financial Services Company
                500 Boylston Street, Boston, Massachusetts 02116
                     (Name and Address of Agent for Service)

                  APPROXIMATE DATE OF PROPOSED PUBLIC OFFERING:
  It is proposed that this filing will become effective (check appropriate box)


         |_| immediately upon filing pursuant to paragraph (b) |X| on October 28, 1996 pursuant to paragraph (b)
         |_| 60 days after filing pursuant to paragraph (a)(i) |_| on [date] pursuant to paragraph (a)(i)
         |_| 75 days after filing pursuant to paragraph (a)(ii) |_| on [date] pursuant to paragraph (a)(ii) of rule 485.


         If appropriate, check the following box:
         |_| this post-effective amendment designates a new effective date for a previously filed post-effective amendment

                        STATEMENT PURSUANT TO RULE 24f-2


Pursuant to Rule 24f-2, the Registrant has registered an indefinite number of securities under the Securities Act of 1933 and filed a Rule 24f-2 Notice with respect to its fiscal year ended June 30, 1996 on August 28, 1996.


================================================================================

                             MFS INSTITUTIONAL TRUST

                    MFS INSTITUTIONAL EMERGING EQUITIES FUND
                  MFS INSTITUTIONAL WORLDWIDE FIXED INCOME FUND
                 MFS INSTITUTIONAL EMERGING MARKETS INCOME FUND
                   MFS INSTITUTIONAL INTERNATIONAL EQUITY FUND
                  MFS INSTITUTIONAL MID-CAP GROWTH EQUITY FUND
                         MFS INSTITUTIONAL RESEARCH FUND
                  MFS INSTITUTIONAL CORE PLUS FIXED INCOME FUND



                              CROSS REFERENCE SHEET

(Pursuant to Rule 404 showing location in Prospectus and/or Statement of Additional Information of the responses to the Items in Parts A and B of Form N-1A)

   ITEM NUMBER                                                                    STATEMENT OF ADDITIONAL
FORM N-1A, PART A                         PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------                         ------------------                      -----------------------

       1      (a),(b)               Front Cover Page                                             *

       2      (a)                   Expense Summary                                              *

              (b),(c)                           *                                                *


       3      (a)                   Condensed Financial Information                              *


              (b)                               *                                                *


              (c)                   Information Concerning Shares                                *
                                     of the Funds - Performance
                                     Information

              (d)                   Condensed Financial Information                              *

       4      (a)                   Front Cover Page; The Funds;                                 *
                                     Investment Objectives and Policies;
                                     Investment Techniques; Additional Risk Factors;
                                     Information Concerning Shares of the
                                     Funds - Description of Shares, Voting
                                     Rights and Liabilities


              (b)                   Investment Objectives and Policies;                          *
                                     Investment Techniques; Additional Risk Factors


   ITEM NUMBER                                                              STATEMENT OF ADDITIONAL
FORM N-1A, PART A                   PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------                   ------------------                      -----------------------

              (c)                   Investment Objectives and                                    *
                                     Policies; Investment Techniques;
                                     Additional Risk Factors


       5      (a)                   The Funds; Management of the                                 *
                                     Funds - Investment Adviser

              (b)                   Front Cover Page; Management                                 *
                                     of the Funds - Investment
                                     Adviser; Back Cover Page

              (c)                   Management of the Funds -                                    *
                                     Investment Adviser

              (d)                   *                                                            *

              (e)                   Management of the Funds -                                    *
                                     Shareholder Servicing Agent;
                                     Back Cover Page

              (f)                   Expense Summary; Information                                 *
                                     Concerning Shares of the Funds
                                      - Investment Adviser

              (g)                   Information Concerning Shares                                *
                                     of the Funds - Purchases;
                                     Investment Techniques - Portfolio
                                     Trading

       5A     (a),(b),(c)                       **                                               **

       6      (a)                   Information Concerning Shares                                *
                                     of the Funds - Description of
                                     Shares, Voting Rights and
                                     Liabilities; Information
                                     Concerning Shares of the
                                     Funds - Redemptions

              (b)                   Information Concerning Shares                                *
                                     of the Funds - Description of
                                     Shares, Voting Rights and
                                     Liabilities


              (c)                               *                                                *



   ITEM NUMBER                                                              STATEMENT OF ADDITIONAL
FORM N-1A, PART A                   PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------                   ------------------                      -----------------------

              (d)                               *                                                *

              (e)                   Shareholder Services                                         *


              (f)                   Information Concerning Shares                                *
                                     of the Funds -Distributions;

                                     Shareholder Services -
                                     Distribution Options

              (g)                   Information Concerning Shares                                *
                                     of the Funds - Tax Status

              (h)                               *                                                *

       7      (a)                   Front Cover Page; Management                                 *
                                     of the Funds - Distributor; Back
                                     Cover Page

              (b)                   Information Concerning Shares                                *
                                     of the Funds - Purchases; Net
                                     Asset Value

              (c)                   Information Concerning Shares                                *
                                     of the Funds - Purchases;
                                     Exchanges; Shareholder Services

              (d)                   Front Cover Page; Information                                *
                                     Concerning Shares of the Funds -
                                     Purchases


              (e)                               *                                                *

              (f)                               *                                                *


       8      (a)                   Information Concerning Shares                                *
                                     of the Funds - Redemptions;
                                     Information Concerning Shares
                                     of the Funds - Purchases

              (b),(c),(d)           Information Concerning Shares                                *
                                     of the Funds - Redemptions


       9                                        *                                                *



   ITEM NUMBER                                                              STATEMENT OF ADDITIONAL
FORM N-1A, PART B                   PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------                   ------------------                      -----------------------

      10      (a),(b)                           *                          Front Cover Page

      11                                        *                          Front Cover Page

      12                                        *                                                *

      13      (a),(b),(c)                       *                          Investment Policies and
                                                                           Restrictions
              (d)                   Investment Techniques -                                      *
                                     Portfolio Trading


      14      (a),(b)                           *                          Management of the Funds -

                                                                           Trustees and Officers


              (c)                               *                          Management of the Funds -
                                                                           Trustees and Officers;
                                                                           Appendix A

      15      (a)                               *                          Description of Shares, Voting
                                                                           Rights and Liabilities

              (b),(c)                           *                          Management of the Funds -

                                                                           Trustees and Officers

      16      (a)                   Management of the Funds -              Management of the Funds -

                                     Investment Adviser                    Investment Adviser; Trustees
                                                                           and Officers

              (b)                   Management of the Funds -              Management of the Funds -

                                     Investment Adviser                    Investment Adviser

              (c)                               *                                                *

              (d)                               *                                                *

              (e)                               *                          Portfolio Transactions and
                                                                           Brokerage Commissions

              (f)                               *                                                *

              (g)                               *                                                *


   ITEM NUMBER                                                              STATEMENT OF ADDITIONAL
FORM N-1A, PART B                   PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------                   ------------------                      -----------------------


              (h)                               *                          Management of the Funds -
                                                                           Custodian; Independent
                                                                           Auditors and Financial
                                                                           Statements; Back Cover Page

              (i)                               *                          Management of the Funds -
                                                                           Shareholder Servicing Agent

      17      (a),(b),(c),                      *                          Portfolio Transactions and
              (d),(e)                                                      Brokerage Commissions

      18      (a)                   Information Concerning Shares          Description of Shares,
                                     of the Funds - Description            Voting Rights and Liabilities
                                     of Shares, Voting Rights and
                                     Liabilities


              (b)                               *                                                *


      19      (a)                   Information Concerning Shares          Shareholder Services
                                     of the Funds - Purchases

              (b)                   Information Concerning Shares          Determination of Net Asset
                                     of the Funds - Net Asset Value;       Value and Performance;
                                     Purchases                             Management of the Funds -

                                                                           Distributor

              (c)                               *                                                *

      20                                        *                          Tax Status


      21      (a)                               *                          Management of the Funds-
                                                                           Distributor


              (b),(c)                           *                                                *

      22      (a)                               *                                                *

              (b)                               *                          Determination of Net Asset
                                                                           Value and Performance


   ITEM NUMBER                                                              STATEMENT OF ADDITIONAL
FORM N-1A, PART B                   PROSPECTUS CAPTION                        INFORMATION CAPTION
-----------------                   ------------------                      -----------------------


      23                                        *                          Independent Auditors and Financial
_____________________________                                              Statements
*     Not Applicable
**    Contained in Annual Reports


PROSPECTUS
November 1, 1996
Shares of Beneficial Interest

MFS INSTITUTIONAL WORLDWIDE FIXED INCOME FUND (the "Worldwide Fund") -- The investment objective of the Worldwide Fund is to seek not only preservation, but also growth of capital, together with moderate current income. The Fund invests, under normal market conditions, at least 80% of its assets in fixed income securities and, to a lesser extent, equity securities.

MFS INSTITUTIONAL EMERGING EQUITIES FUND (the "Emerging Equities Fund") -- The investment objective of the Emerging Equities Fund is to seek long-term growth of capital. The Fund invests, under normal market conditions, at least 80% of its assets in equity securities of small and medium-sized companies that are early in their life cycle but which may have the potential to become major enterprises (emerging growth companies).

MFS INSTITUTIONAL EMERGING MARKETS INCOME FUND (the "Emerging Markets Fund") -- The investment objective of the Emerging Markets Fund is to seek total return (high current income and long-term growth of capital). The Fund invests, under normal market conditions, at least 65% of its total assets in fixed income securities of government, government-related, supranational and corporate issuers located or primarily conducting their business in emerging market countries.


MFS INSTITUTIONAL CORE PLUS FIXED INCOME FUND (the "Core Plus Fund") -- The primary investment objective of the Core Plus Fund is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Fund's secondary objective is to protect shareholders' capital. The Fund invests, under normal market conditions, at least 65% of its total assets in convertible and non-convertible fixed income securities, preferred stock, U.S. Government securities, commercial paper, repurchase agreements, and cash equivalents.

MFS INSTITUTIONAL RESEARCH FUND (the "Research Fund") -- The investment objective of the Research Fund is to provide long-term growth of capital and future income. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies believed to possess better than average prospects for long-term growth.

MFS INSTITUTIONAL MID-CAP GROWTH EQUITY FUND (the "Mid-Cap Fund") -- The investment objective of the Mid-Cap Fund is to provide long-term growth of capital. The Fund invests, under normal market conditions, at least 65% of its total assets in the equity securities of companies with market capitalizations within the range of approximately $500 million to $4 billion.

MFS INSTITUTIONAL INTERNATIONAL EQUITY FUND (the "International Equity Fund") -- The investment objective of the International Equity Fund is to provide long-term growth of capital. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are located outside the United States ("U.S.").

THE EMERGING MARKETS FUND MAY INVEST UP TO 100% OF ITS ASSETS IN BONDS ISSUED BY FOREIGN ISSUERS RATED BELOW INVESTMENT GRADE, WHICH ENTAIL GREATER RISKS OF UNTIMELY INTEREST AND PRINCIPAL PAYMENTS, DEFAULT AND PRICE VOLATILITY THAN HIGHER RATED SECURITIES, AND MAY PRESENT PROBLEMS OF LIQUIDITY AND VALUATION. INVESTORS SHOULD CAREFULLY CONSIDER THESE RISKS BEFORE INVESTING (SEE "ADDITIONAL RISK FACTORS -- EMERGING MARKETS").

No assurance can be given that the investment objective(s) of the Worldwide Fund, the Emerging Equities Fund, the Emerging Markets Fund, the Core Plus Fund, the Research Fund, the Mid-Cap Fund or the International Equity Fund (individually referred to as a "Fund" and collectively referred to as the "Funds") will be achieved. Each Fund is a diversified series of MFS Institutional Trust (the "Trust"), an open-end management investment company, except for the Worldwide Fund and the Emerging Markets Fund, which are non-diversified series of the Trust.

The Funds' investment adviser and distributor are Massachusetts Financial Services Company ("MFS" or the "Adviser") and MFS Fund Distributors, Inc. ("MFD"), respectively, both of which are located at 500 Boylston Street, Boston, Massachusetts 02116.


The Funds are designed for sale to institutional investor clients of MFS and MFS Institutional Advisors, Inc., a wholly owned subsidiary of MFS, and other similar investors. The minimum initial investment is generally $3 million per investor (see "Purchases").

This Prospectus sets forth concisely the information concerning the Trust and each Fund that a prospective investor ought to know before investing. The Trust, on behalf of the Funds, has filed with the Securities and Exchange Commission (the "SEC") a Statement of Additional Information, dated November 1, 1996, as amended or supplemented from time to time (the "SAI"), which contains more detailed information about the Trust and the Funds and is incorporated into this Prospectus by reference. See page 32 for a further description of the information set forth in the SAI. A copy of the SAI may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number). The SEC maintains an Internet World Wide Web site that contains the SAI, materials that are incorporated by reference into the Prospectus and the SAI, and other information regarding the Funds.


    INVESTORS SHOULD READ THIS PROSPECTUS AND RETAIN IT FOR FUTURE REFERENCE.

    THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES
     AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE
      SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION
          PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY
              REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


[Graphic Omitted: MFS Logo]
INVESTMENT MANAGEMENT

MFS(R) Institutional
Advisors, Inc.



MFS(R) Institutional Worldwide
Fixed Income Fund

MFS(R) Institutional Emerging
Equities Fund

MFS(R) Institutional Emerging
Markets Income Fund

MFS(R) Institutional Core
Plus Fixed Income Fund

MFS(R) Institutional
Research Fund

MFS(R) Institutional Mid-Cap
Growth Equity Fund

MFS(R) Institutional
International Equity Fund

(Each a series of MFS Institutional Trust)

TABLE OF CONTENTS
                                                                         PAGE
                                                                         ----
 1. Expense Summary ....................................................   3
 2. The Funds ..........................................................   4
 3. Condensed Financial Information ....................................   5

 4. Investment Objectives and Policies .................................  10
        Worldwide Fund .................................................  10
        Emerging Equities Fund .........................................  11
        Emerging Markets Fund ..........................................  12
        Core Plus Fund .................................................  13
        Research Fund ..................................................  14
        Mid-Cap Fund ...................................................  14
        International Equity Fund ......................................  15
 5. Investment Techniques ..............................................  15
 6. Additional Risk Factors ............................................  23
 7. Management of the Funds ............................................  25
 8. Information Concerning Shares of the Funds .........................  27
        Purchases ......................................................  27
        Exchanges ......................................................  28
        Redemptions ....................................................  28
        Distributions ..................................................  29
        Tax Status .....................................................  30
        Net Asset Value ................................................  30
        Description of Shares, Voting Rights and Liabilities ...........  31
        Performance Information ........................................  31
        Expenses .......................................................  31
 9. Shareholder Services ...............................................  32
    Appendix A ......................................................... A-1
    Appendix B ......................................................... B-1


                                                        EMERGING   EMERGING
                                            WORLDWIDE   EQUITIES    MARKETS      CORE PLUS      RESEARCH    MID-CAP  INTERNATIONAL
1.  EXPENSE SUMMARY                           FUND        FUND        FUND         FUND           FUND        FUND    EQUITY FUND
                                            ---------   ---------   --------     ---------      --------    -------   -----------
SHAREHOLDER TRANSACTION EXPENSES
    Maximum Sales Load Imposed on
      Purchases of Shares .................   None        None        None         None           None        None       None
    Maximum Sales Load Imposed on Rein-
      vested Dividends and Distributions ..   None        None        None         None           None        None       None

ANNUAL OPERATING EXPENSES (AS A PERCENTAGE OF AVERAGE NET ASSETS):

    Management Fees (after any applicable
      fee reduction) ......................   0.35%(1)     0.63%(1)   0.85%        0.45%         0.60%       0.60%       0.75%
    Other Expenses (after any applicable
      fee reduction) ......................   0.30%        0.12%      0.40%(3)     0.05%(2)(3)   0.05%(3)    0.05%(3)    0.10%(3)
                                              -----        -----      -----        -----         -----       -----       -----
    Total Operating Expenses (after fee
      reduction) ..........................   0.65%(4)     0.75%(4)   1.25%(3)     0.50%(3)      0.65%(3)    0.65%(3)    0.85%(3)

----------
(1) MFS has voluntarily agreed to waive its management fee and/or pay expenses of the Worldwide Fund and the Emerging Equities
    Fund in order to maintain total expenses of the respective Fund at no more than 0.65% and 0.75%, respectively, of the Fund's average daily net assets until June 30, 1997. Absent this expense arrangement, Management Fees for each respective Fund would have been 0.65% and 0.75% of the Fund's average daily net assets. Each arrangement may be terminated or revised by MFS at any time.
(2) "Other Expenses" are based on estimates for the Fund's fiscal year ending June 30, 1997.
(3) MFS has agreed to bear for each referenced Fund, until December 31, 2005 for the Emerging Markets Fund and for an indefinite period of time for each other Fund, expenses of each Fund such that each Fund's aggregate expenses do not exceed the following percentage, on an annualized basis, of its average daily net assets: 1.25% of the Emerging Markets Fund, 0.50% of the Core Plus Fund, 0.65% of the Research Fund, 0.65% of the Mid-Cap Fund and 0.85% of the International Equity Fund. With
    respect to the Emerging Markets Fund, such payments by MFS are subject to reimbursement by such Fund. Each arrangement may be terminated or revised by MFS at any time. See "Information Concerning Shares of the Funds -- Expenses" below. Absent these expense arrangements, estimated "Other Expenses" and "Total Operating Expenses" for each respective Fund would have been, on an annualized basis, 3.36% and 4.21% of the Emerging Markets Fund, respectively, 3.63% and 4.08% of the Core Plus
    Fund, respectively, 1.43% and 2.03% of the Research Fund, respectively, 1.99% and 2.59% of the Mid- Cap Fund, respectively, and 4.16% and 4.91% of the International Equity Fund, respectively.
(4) Absent the expense arrangements, "Total Operating Expenses" for the Worldwide Fund and the Emerging Equities Fund would have been 0.95% and 0.87% of each respective Fund's average daily net assets.

                                                       EXAMPLE OF EXPENSES

An  investor would pay the following dollar amounts of expenses on a $1,000 investment in each Fund, assuming (a) 5% annual return and (b) redemption at the end of each of the time periods indicated:

                                                        EMERGING   EMERGING
                                            WORLDWIDE   EQUITIES    MARKETS      CORE PLUS      RESEARCH    MID-CAP  INTERNATIONAL
1.  EXPENSE SUMMARY                           FUND        FUND        FUND         FUND           FUND        FUND    EQUITY FUND
                                            ---------   ---------   --------     ---------      --------    -------   -----------

1 year ...................................    $ 7         $ 8         $ 13         $ 5            $ 7         $ 7        $ 9
3 years ..................................    $21         $24         $ 40         $16            $21         $21        $27
5 years ..................................    $36         $42         $ 69         N/A            N/A         N/A        N/A
10 years .................................    $81         $93         $151         N/A            N/A         N/A        N/A


The purpose of the expense table above is to assist investors in understanding the various costs and expenses that a shareholder of each Fund will bear directly or indirectly. More complete descriptions of the expenses of each Fund are set forth under the caption "Management of the Funds -- Investment Adviser" and "Information Concerning Shares of the Funds -- Expenses" below.

THE "EXAMPLE" SET FORTH ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES OF ANY FUND; ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN.

2.  THE FUNDS

Each Fund is a series of the Trust, an open-end management investment company which was organized as a business trust under the laws of The Commonwealth of Massachusetts in 1990. Each Fund is a diversified Fund except for the Worldwide Fund and the Emerging Markets Fund, which are non-diversified. The Trust presently consists of seven separate series, each of which represents a portfolio with separate investment policies. As of the date of this Prospectus, the Core Plus Fund had not yet commenced investment operations. Shares of each Fund are continuously offered and sold to investors and each Fund uses the proceeds to buy securities for its portfolio. The Trust's Board of Trustees provides broad supervision over the affairs of the Trust and each Fund. The Adviser is responsible for the management of each Fund's assets and the officers of the Trust are responsible for its operations. The Adviser manages the portfolio from day to day in accordance with each Fund's investment objective(s) and policies. Each Fund also offers to buy back (redeem) its shares from its shareholders at any time at the next determined net asset value.

3.  CONDENSED FINANCIAL INFORMATION
The following information has been audited since the inception of each Fund and should be read in conjunction with the financial statements included in such Fund's Annual Report to shareholders, which are incorporated by reference into the SAI in reliance upon the report of each Fund's independent auditors, given upon their authority as experts in accounting and auditing. Each Fund's current independent auditors are Deloitte & Touche LLP.

Further information about the performance of each Fund (other than the Core Plus Fund) is contained in each Fund's Annual Report to shareholders, which can be obtained from the Shareholder Servicing Agent (see back cover for address and phone number) without charge.

As of the date of this Prospectus, the Core Plus Fund had not yet commenced investment operations.

                                               WORLDWIDE FUND FINANCIAL HIGHLIGHTS
                                                                                        YEAR ENDED JUNE 30,
                                                                 -------------------------------------------------------------
                                                                  1996              1995              1994             1993*
                                                                 ------            ------            ------            ------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ....................     $ 10.13           $  9.64           $ 10.50           $ 10.00
                                                                 ------            ------            ------            ------
Income from investment operations# --
    Net investment income## ...............................     $  0.64           $  0.65           $  0.63           $  0.17
    Net realized and unrealized gain (loss) on investments        (0.48)             0.70             (0.63)             0.33
                                                                 ------            ------            ------            ------
        Total from investment operations ..................     $  0.16           $  1.35              --             $  0.50
                                                                 ------            ------            ------            ------
Less distributions declared to shareholders --
    From net investment income ...........................      $ (0.48)          $ (0.23)          $ (0.31)          $  --
    In excess of net investment income ....................        --                --               (0.55)             --
    From net realized gain on investments .................       (0.31)            (0.63)             --                --
    In excess of net realized gains on investments ........       (0.22)             --                --                --
                                                                 ------            ------            ------            ------
        Total distributions declared to shareholders ......     $(1.01)           $ (0.86)          $ (0.86)          $  --
                                                                 ------            ------            ------            ------
Net asset value -- end of period ..........................     $  9.28           $ 10.13           $  9.64           $ 10.50
                                                                 ------            ------            ------            ------
TOTAL RETURN ..............................................        1.51%            15.10%            (0.57)%            5.00%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA##:
    Expenses ..............................................        0.65%             0.72%             0.75%             0.80%+
    Net investment income .................................        6.52%             6.66%             6.09%             5.53%+
PORTFOLIO TURNOVER ........................................         425%              279%              212%               73%
NET ASSETS AT END OF PERIOD (000 OMITTED) .................     $62,807           $76,078           $42,364           $23,966

 *For the period from the commencement of investment operations, September 30, 1992 to June 30, 1993.
 +Annualized.
++Not annualized.
 #Per share data for the periods subsequent to June 30, 1993 is based on average shares outstanding.
##The investment adviser voluntarily waived a portion of its management fee for the period indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:

        Net investment income ..........................        $  0.61           $  0.61           $  0.58           $  0.15
        RATIOS (TO AVERAGE NET ASSETS):
            Expenses ...................................           0.95%             1.14%             1.23%              1.48%+
            Net investment income ......................           6.22%             6.23%             5.61%              4.85%+



                                                EMERGING EQUITIES FUND FINANCIAL HIGHLIGHTS
                                                                                             YEAR ENDED JUNE 30,
                                                                 -------------------------------------------------------------
                                                                  1996              1995              1994             1993*
                                                                 ------            ------            ------            ------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period ....................     $ 16.42           $ 11.75           $ 10.17           $ 10.00
                                                                 ------            ------            ------            ------
Income from investment operations# --
    Net investment income (loss)### .......................     $ (0.04)          $(0.03)           $(0.03)           $  0.01
    Net realized and unrealized gain on investments .......        6.55             5.04              1.82***            0.16
                                                                 ------            ------           -------            ------
        Total from investment operations ..................     $  6.51           $  5.01           $  1.79           $  0.17
                                                                 ------            ------            ------            ------
Less distributions declared to shareholders --
    From net investment income ............................     $  --             $  --             $  --             $  --
    From net realized gain on investments .................       (1.76)            (0.34)            (0.21)             --
                                                                 ------            ------            ------            ------
        Total distributions declared to shareholders ......     $ (1.76)          $ (0.34)          $ (0.21)          $  0.00
                                                                -------           -------           -------           -------
Net asset value -- end of period ..........................     $ 21.17           $ 16.42           $ 11.75           $ 10.17
                                                                 ------            ------            ------            ------
TOTAL RETURN ..............................................       41.37%            43.21%            17.50%             1.70%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA###:
    Expenses##  ...........................................        0.75%             0.75%             0.78%             0.90%+
    Net investment income (loss) ..........................       (0.22)%           (0.19)%           (0.27)%            2.24%+
PORTFOLIO TURNOVER ........................................          97%               86%               94%                0%
NET ASSETS AT END OF PERIOD (000 OMITTED) .................     $259,362          $107,019          $27,559           $ 3,052

  *For the period from the commencement of investment operations, June 16, 1993 to June 30, 1993.
 **The per share distribution from net investment income was $0.00175.
***The per share data is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
 ##For fiscal years ending after July 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
###The investment adviser voluntarily waived a portion of their management fee for the periods indicated. If the fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

        Net investment loss ............................     $    (0.06)          $ (0.07)          $ (0.11)          $  0.00

        RATIOS (TO AVERAGE NET ASSETS):
            Expenses ...................................           0.87%             0.98%             1.54%             2.50%+
            Net investment income (loss) ...............          (0.34)%           (0.42)%           (1.02)%            0.64%+


                   EMERGING MARKETS FUND FINANCIAL HIGHLIGHTS

                                                                   YEAR ENDED
                                                                 JUNE 30, 1996*
                                                                 --------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .........................     $ 10.00
                                                                     -------
Income from investment operations# --
    Net investment income## ....................................     $  0.70
    Net realized and unrealized gain on investments ............        0.56
                                                                     -------
        Total from investment operations .......................     $  1.26
                                                                     -------
Less distributions declared to shareholders
  from net investment income ...................................     $ (0.38)
Net asset value -- end of period ...............................     $ 10.88
                                                                     -------
TOTAL RETURN ...................................................        12.93%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA##:
    Expenses ...................................................         1.25%+
    Net investment income ......................................         7.59%+
PORTFOLIO TURNOVER .............................................          285%
NET ASSETS AT END OF PERIOD (000 OMITTED) ......................     $  4,160


 *For the period from the commencement of investment operations, August 7, 1995 to June 30, 1996.
 +Annualized.
++Not annualized.
 #Per share data is based on average shares outstanding.
##The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.25% of average daily net assets. To the extent that actual expenses were over these limitations, the net investment income per share and the ratios would have been:

        Net investment income ..................................     $   0.43
        RATIOS (TO AVERAGE NET ASSETS):
            Expenses ...........................................         4.21%+
            Net investment income ..............................         4.63%+

                      RESEARCH FUND FINANCIAL HIGHLIGHTS

                                                                 PERIOD ENDED
                                                                 JUNE 30, 1996*
                                                                 --------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .........................     $ 10.00
                                                                     -------
Income from investment operations# --
    Net investment income**  ...................................     $  0.02
    Net realized and unrealized loss on investments ............       (0.24)
                                                                      ------
        Total from investment operations .......................     $ (0.22)
                                                                      ------
Net asset value -- end of period ...............................     $  9.78
                                                                      ------
TOTAL RETURN ...................................................       (2.20)%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA**:
    Expenses##  ................................................        0.65%+
    Net investment income ......................................        1.52%+
PORTFOLIO TURNOVER .............................................           6%
AVERAGE COMMISSION RATE###  ....................................     $0.0260
NET ASSETS AT END OF PERIOD (000 OMITTED) ......................     $22,779

  *For the period from the commencement of investment operations, May 21, 1996 to June 30, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
 **The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 0.65% of average daily net assets. To the extent actual expenses were over/under these limitations, the net investment income per share and the ratios would have been:
        Net investment income ..................................     $   --
        RATIOS (TO AVERAGE NET ASSETS):
            Expenses## .........................................        2.03%+
            Net investment income ..............................        0.14%+

                        MID-CAP FUND FINANCIAL HIGHLIGHTS

                                                                 PERIOD ENDED
                                                                 JUNE 30, 1996*
                                                                 --------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .........................     $ 10.00
                                                                     -------
Income from investment operations# --
    Net investment income**  ...................................     $  0.01
    Net realized and unrealized loss on investments ............        1.14
                                                                      ------
        Total from investment operations .......................     $  1.13
                                                                      ------
Net asset value -- end of period ...............................     $ 11.13
                                                                      ------
TOTAL RETURN ...................................................       11.30%++
RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA**:
    Expenses##  ................................................        0.70%+
    Net investment income ......................................       (0.25)%+
PORTFOLIO TURNOVER .............................................          33%
AVERAGE COMMISSION RATE###  ....................................     $0.0505
NET ASSETS AT END OF PERIOD (000 OMITTED) ......................     $ 8,149

  *For the period from the commencement of investment operations, December 28, to June 30, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data for the period is based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
 **The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 0.65% of average daily net assets effective May 3, 1996. During the period December 28, 1995 to May 2, 1996, the Adviser agreed to maintain the expenses at not more than 0.75%. To the extent actual expenses were over these limitations, the net investment loss per share and ratios would have been:

        Net investment income ..................................     $ (0.09)
        RATIOS (TO AVERAGE NET ASSETS):
            Expenses## .........................................        2.59%+
            Net investment income ..............................       (2.14)%+

                 INTERNATIONAL EQUITY FUND FINANCIAL HIGHLIGHTS

                                                                 PERIOD ENDED
                                                                 JUNE 30, 1996*
                                                                 --------------
PER SHARE DATA (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD):
Net asset value -- beginning of period .........................     $ 10.00
                                                                     -------
Income from investment operations# --
    Net investment income**  ...................................     $  0.13
    Net realized and unrealized loss on investments ............        0.83
                                                                      ------
        Total from investment operations .......................     $  0.96
                                                                      ------
Net asset value -- end of period ...............................     $ 10.96
                                                                      ------
TOTAL RETURN ...................................................        9.60%++

RATIOS (TO AVERAGE NET ASSETS)/SUPPLEMENTAL DATA**:
    Expenses##  ................................................        0.94%+
    Net investment income ......................................        2.46%+
PORTFOLIO TURNOVER .............................................          19%
AVERAGE COMMISSION RATE###  ....................................     $0.0182
NET ASSETS AT END OF PERIOD (000 OMITTED) ......................     $ 2,498

*For the period from the commencement of investment operations, January 31, 1996 to June 30, 1996.
  +Annualized.
 ++Not annualized.
  #Per share data is based on average shares outstanding.
 ##The Fund's expenses are calculated without reduction for fees paid indirectly.
###Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
 **The investment adviser voluntarily agreed to maintain the expenses of the Fund at no more than 0.85% of average daily net assets effective May 3, 1996. During the period January 31, 1996 to May 2, 1996, the adviser agreed to maintain the expenses at not more than 0.95%. To the extent actual expenses were over these limitations, the net investment loss per share and ratios would have been:

        Net investment loss ....................................     $ (0.08)
        RATIOS (TO AVERAGE NET ASSETS):
            Expenses## .........................................        4.91%+
            Net investment loss ................................       (1.51)%+


4.  INVESTMENT OBJECTIVES AND POLICIES
Each Fund has different investment objectives which it pursues through separate investment policies, as described below. Any investment involves risk and there can be no assurance that the investment objective(s) of any Fund will be achieved. The differences in objectives and policies among the Funds can be expected to affect the market and financial risk to which each Fund is subject and the performance of each Fund. The investment objective(s) and policies of each Fund may, unless otherwise specifically stated, be changed by the Trustees of the Trust without a vote of the shareholders. A change in a Fund's objective(s) may result in the Fund having investment objective(s) different from the objective(s) which the shareholder considered appropriate at the time of investment in that Fund.

WORLDWIDE FUND -- The Worldwide Fund's investment objective is to seek not only preservation, but also growth of capital, together with moderate current income.


The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its assets in an internationally diversified portfolio of fixed income securities (see "Investment Techniques -- Fixed Income Securities" and "-- U.S. Government Securities" below). The Fund may invest up to 100% (and generally expects to invest between 50% and 80%) of its net assets in foreign securities (not including American Depositary Receipts) (see "Additional Risk Factors -- Foreign Securities" below). Up to 20% of the Fund's assets may also be invested in equity securities (see "Investment Techniques -- Equity Securities" below). The Fund attempts to provide investors with an opportunity to enhance the value and increase the protection of their investment against inflation and otherwise by taking advantage of investment opportunities in the U.S. as well as in other countries where opportunities may be more rewarding. It is believed that diversification of assets on an international basis decreases the degree to which events in any one country, including the U.S., can affect the entire portfolio. Although the percentage of the Fund's assets invested in securities issued abroad and denominated in foreign currencies ("non-dollar securities") will vary depending on the state of the economies of the principal countries of the world, their financial markets and the relationship of their currencies to the U.S. dollar, under normal conditions the Fund's portfolio is internationally diversified. However, for defensive reasons or during times of international political or economic uncertainty or turmoil, most or all of the Fund's investments may be in the U.S.

The Adviser will determine the amount of the Fund's assets to be invested in the U.S. and the amount to be invested abroad. The U.S. assets will be invested in high quality fixed income securities and the remainder of the assets will be diversified among countries where opportunities for total return are expected to be most attractive. It is currently expected that investments within foreign countries will be primarily in government securities to minimize credit risks. As a non-diversified series of the Trust, the Fund is limited as to the percentage of its assets which may be invested in the securities of any one issuer only by its own investment restrictions and the diversification requirements imposed by the Internal Revenue Code of 1986, as amended (the "Code"). The Fund will not invest 25% or more of its net assets in the securities of any one foreign government and may invest up to 5% of its net assets in emerging market securities (see "Investment Techniques -- Emerging Market Securities" and "Additional Risk Factors -- Emerging Markets" below). The Fund's portfolio will be managed actively and the asset allocations modified as the Adviser deems necessary.

The Fund may engage in certain investment techniques as described below under the caption "Investment Techniques" and as described in the SAI under the caption "Investment Policies and Restrictions." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."


EMERGING EQUITIES FUND -- The Emerging Equities Fund's investment objective is to seek long-term growth of capital.


The Fund seeks to achieve its objective by investing, under normal market conditions, at least 80% of its assets in equity securities (see "Investment Techniques -- Equity Securities" below) of small and medium-sized companies that are early in their life cycle but which may have the potential to become major enterprises ("Emerging Growth Companies"). Emerging Growth Companies generally have annual gross revenues ranging from $10 million to $1 billion, would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to become more widely recognized as growth companies. However, the Fund may also invest in more established companies whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand or basic changes in the economic environment. The Fund may invest up to 20% (and generally expects to invest betweeen 5% and 10%) of its net assets in foreign securities (excluding American Depositary Receipts) (see "Additional Risk Factors -- Foreign Securities" below).


The Fund has adopted the following policy which is fundamental and which may not be changed without shareholder approval: while the Fund will invest primarily in common stocks, the Fund may, to a limited extent, seek appreciation in other types of securities such as foreign or convertible securities and warrants when relative values make such purchases appear attractive either as individual issues or as types of securities in certain economic environments.


The Fund may engage in certain investment techniques as described below under the caption "Investment Techniques" and as described in the SAI under the caption "Investment Policies and Restrictions." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."


EMERGING MARKETS FUND -- The Emerging Markets Fund's investment objective is to seek total return (high current income and long-term growth of capital).


The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in fixed income securities of government, government-related, supranational and corporate issuers located, or primarily conducting their business, in emerging markets (see "Investment Techniques -- Fixed Income Securities" and "-- Emerging Market Securities" below).

Until such time as the net assets of the Fund reach $10 million, the Fund has adopted the investment policy to invest, under normal market conditions, at least 65% of its total assets in the fixed income securities listed above, and in forward foreign currency exchange contracts ("forward contracts") (see "Investment Techniques -- Forward Contracts" below). The Fund intends to enter into forward contracts as an alternate method of gaining exposure to certain emerging markets, and expects to achieve a similar benefit from entering into a forward contract denominated in a country's currency as from the purchase of an emerging market debt security.

The Fund may invest in government, government-related and restructured debt securities which will consist of: (i) debt securities or obligations issued or guaranteed by governments, governmental agencies or instrumentalities and political subdivisions located in emerging countries (including loans between governments and financial institutions); (ii) debt securities or obligations issued by government owned, controlled or sponsored entities located in emerging countries; (iii) interests in issuers organized and operated for the purpose of restructuring the investment characteristics of instruments issued by any of the entities described above; and (iv) debt obligations issued by supranational organizations such as the Asian Development Bank and the Inter-American Development Bank, among others. The restructuring described above involves the deposit with or purchase by an entity of specific instruments and the issuance by that entity of one or more classes of securities backed by, or representing interests in, the underlying instruments. Certain issuers of such structured securities may be deemed to be "investment companies" as defined in the Investment Company Act of 1940, as amended (the "1940 Act"). As a result, the Fund's investment in such securities may be limited by certain investment restrictions contained in the 1940 Act. See "Investment Techniques -- Structured Securities" and "-- Investment in Other Investment Companies" below.

The Fund takes a global approach to portfolio management and currently expects to pursue investment opportunities in Latin America, Asia, Africa, the Middle East and the developing countries of Europe, primarily in Eastern Europe. While the Fund is not "diversified" for purposes of the 1940 Act, it intends to maintain investments, under normal market conditions, in at least five countries (outside of the U.S.).


Emerging market fixed income securities held by the Fund may include Brady bonds, Yankee bonds and Eurobonds, loans, loan assignments and interests issued by entities organized and operated for the purpose of restructuring the investment characteristics of instruments issued by emerging market issuers. The Fund is not restricted by limits on weighted average maturity or duration of an individual issue. Fixed income securities in which the Fund may invest may have stated maturities ranging from overnight to 30 years.

While the Fund will not invest in equity securities, the Adviser considers a variety of factors in selecting emerging market fixed income securities to achieve capital appreciation, including the creditworthiness of issuers, interest rates, and currency exchange rates.


The Fund may invest up to 100% of its net assets in foreign securities. The Fund is not restricted in the portion of its assets which may be invested in securities denominated in a particular currency and up to 100% of the Fund's assets may be invested in securities denominated in foreign currencies and international currency units. The portion of the Fund's assets invested in securities denominated in currencies other than the U.S. dollar will vary depending on market conditions. Therefore, the value of the Fund's investments may be significantly affected by changes in currency exchange rates. (See "Additional Risk Factors -- Foreign Securities" below.)

The Fund may invest up to 100% of its net assets in fixed income securities rated in the lower rating categories of recognized rating agencies (that is, ratings of Ba or lower by Moody's Investors Service, Inc. ("Moody's"), or BB or lower by Standard & Poor's Ratings Services ("S&P"), Fitch Investors Service, Inc. ("Fitch") or Duff & Phelps Credit Rating Co. ("Duff & Phelps")), and comparable unrated securities. Emerging market fixed income securities generally are rated in the lower rating categories of recognized rating agencies. These securities are considered speculative and, while generally providing greater income than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price than securities in the higher rating categories (see "Additional Risk Factors -- Lower Rated Fixed Income Securities" below). For a description of these ratings, see Appendix A to this Prospectus. See Appendix B to this Prospectus for a chart indicating the composition of the bond portion of the portfolio of the Fund for the fiscal year ended June 30, 1996, with the debt securities separated into rating categories.

The Fund may engage in certain investment techniques as described below under the caption "Investment Techniques" and as described in the SAI under the caption "Investment Policies and Restrictions." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."


CORE PLUS FUND -- The Core Plus Fund's primary investment objective is to provide as high a level of current income as is believed to be consistent with prudent investment risk. The Fund's secondary objective is to protect shareholders' capital.

The Fund seeks to achieve its objectives by investing, under normal market conditions, at least 65% of its total assets in:


    (1) convertible and non-convertible corporate debt securities (including adjustable, variable or floating rate securities) and preferred stock;

    (2) U.S. Government Securities (see "Investment Techniques -- U.S. Government Securities" below);

    (3) interests in trusts or other entities representing interests in obligations that are backed by the full faith and credit of the U.S. Government or are issued or guaranteed by the U.S. Government, its agencies, authorities or instrumentalities;

    (4) commercial paper, repurchase agreements and cash equivalents (such as certificates of deposit and bankers' acceptances).

The Fund is designed for investors seeking exposure to a "core" portfolio comprised of fixed income securities of the type described above along with a variety of other fixed income securities offering increased income potential. Accordingly, consistent with its investment objectives and policies, the Fund may invest in foreign securities, including emerging market securities and Brady Bonds, lower rated fixed income securities, fixed income securities issued by or on behalf of states, territories and possessions of the U.S. and the District of Columbia and their political subdivisions, and asset-backed securities. Not more than 5% of the Fund's net assets will be invested in emerging market securities, and not more than 20% of the Fund's net assets will be invested in securities rated below the four highest grades by S&P, Fitch or Duff & Phelps (AAA, AA, A or BBB) or by Moody's (Aaa, Aa, A or Baa) and in comparable unrated securities. For a discussion of the risks of investing in these securities, see "Additional Risk Factors -- Emerging Markets Securities" and "-- Lower Rated Fixed Income Securities" below. For a description of these ratings, see Appendix A to this Prospectus.


Although the Core Plus Fund may purchase Canadian and other foreign securities, under normal market conditions it may not invest more than 20% of its net assets in non-dollar denominated non-Canadian foreign securities.

The Core Plus Fund may not directly purchase common stocks. However, the Fund may retain up to 10% of its total assets in common stocks which were acquired either by conversion of fixed income securities or by the exercise of warrants attached thereto.


The Fund may engage in certain investment techniques as described below under the caption "Investment Techniques" and as described in the SAI under the caption "Investment Policies and Restrictions." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."

RESEARCH FUND -- The Research Fund's investment objective is to provide long-term growth of capital and future income.

The portfolio securities of the Fund are selected by a committee of investment research analysts. This committee includes investment analysts employed not only by the Adviser but also by MFS International (U.K.) Limited, a wholly owned subsidiary of MFS. The Fund's assets are allocated among industries by the analysts acting together as a group. Individual analysts are then responsible for selecting what they view as the securities best suited to meet the Fund's investment objective within their assigned industry responsibility.

The Research Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies believed to possess better than average prospects for long-term growth (see "Investment Techniques -- Equity Securities" below). A smaller proportion of the assets may be invested in bonds, short-term obligations, preferred stocks or common stocks whose principal characteristic is income production rather than growth. Such securities may also offer opportunities for growth of capital as well as income. In the case of both growth stocks and income issues, emphasis is placed on the selection of progressive, well-managed companies. The Funds' non-convertible debt investments, if any, may consist of "investment grade" securities (rated Baa or better by Moody's or BBB or better by S&P, by Fitch or by Duff & Phelps), and, with respect to no more than 10% of the Fund's net assets, securities in the lower rated categories (rated Ba or lower by Moody's or BB or lower by S&P, by Fitch or by Duff & Phelps) or securities which the Adviser believes to be of comparable quality to these lower rated securities (commonly known as "junk bonds"). For a description of these bond ratings, see Appendix A to this Prospectus.

Consistent with its investment objective and policies described above, the Research Fund may invest up to 20% (and expects generally to invest between 5% and 15%) of its net assets in foreign securities (not including American Depositary Receipts), including foreign growth securities, which are not traded on a U.S. exchange. In addition, the Fund may also hold foreign currency received in connection with investments in foreign securities or in anticipation of purchasing foreign securities. (See "Additional Risk Factors -- Foreign Securities" below.)

The Fund may engage in certain investment techniques as described below under the caption "Investment Techniques" and as described in the SAI under the caption "Investment Policies and Restrictions." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."


MID-CAP FUND -- The Mid-Cap Fund's investment objective is to provide long-term growth of capital.


The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies with medium market capitalizations ("Mid-Cap Companies") (see "Investment Techniques -- Equity Securities" below). Mid-Cap Companies are those companies with a market capitalization within the range of approximately $500 million to $4 billion. Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to continue sustained growth.

Consistent with its investment objective and policies described above, the Fund may invest up to 25% (and generally expects to invest between 0% and 10%) of its net assets in foreign securities (not including American Depositary Receipts), including foreign growth securities, which are not traded on a U.S. exchange. In addition, the Fund may hold foreign currency received in connection with investments in foreign securities or in anticipation of purchasing foreign securities. (See "Additional Risk Factors -- Foreign Securities" below.) In addition, the Fund may also hold foreign currency received in connection with investments in foreign securities or in anticipation of purchasing foreign securities.

The Fund may engage in certain investment techniques as described below under the caption "Investment Techniques" and as described in the SAI under the caption "Investment Policies and Restrictions." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."

INTERNATIONAL EQUITY FUND -- The International Equity Fund's investment objective is to provide long-term growth of capital.

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are located outside the U.S. The equity securities in which the Fund may invest include securities of more established companies which represent opportunities for long-term growth (see "Investment Techniques -- Foreign Growth Securities" below). The Fund may also invest up to 25% of its net assets in securities of companies located, or primarily conducting their business in, emerging market countries. The selection of securities is made solely on the basis of potential for capital appreciation. The Fund does not intend to emphasize any particular country and, under normal market conditions, will be invested in at least five countries. In addition, the Fund may hold foreign currency received in connection with investments in foreign securities or in anticipation of purchasing foreign securities (see "Additional Risk Factors -- Foreign Securities" below).


In determining where a company's principal activities are located, the Adviser considers such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The company's principal activities are deemed to be located in a particular country if: (a) the company is organized under the laws of, and maintains a principal office in that country; (b) the company has its principal securities trading market in that country, (c) the company derives 50% or more of its total revenues from goods sold or services performed in that country; or (d) the company has 50% or more of its assets in that country.


The Fund may engage in certain investment techniques as described below under the caption "Investment Techniques" and as described in the SAI under the caption "Investment Policies and Restrictions." The Fund's investments are subject to certain risks, as described in the above-referenced sections of this Prospectus and the SAI and as described below under the caption "Additional Risk Factors."

5.  INVESTMENT TECHNIQUES
Consistent with each Fund's investment objective(s) and policies, each Fund may engage in the following investment techniques, many of which are described more fully in the SAI. See "Investment Policies and Restrictions" in the SAI.

EQUITY SECURITIES: Each Fund except the Emerging Markets Fund and the Core Plus Fund may invest in all types of equity securities, including the following: common stocks, preferred stocks and preference stocks; securities such as bonds, warrants or rights that are convertible into stocks; and depository receipts for those securities. These securities may be listed on securities exchanges, traded in various over-the-counter markets or have no organized market.

FIXED INCOME SECURITIES: Fixed income securities in which each Fund except the Research Fund, the Mid-Cap Fund and the International Equity Fund may invest include bonds (including zero coupon bonds, deferred interest bonds and payable in-kind bonds), debentures, mortgage securities, notes, bills, commercial paper, obligations issued or guaranteed by a government or any of its political subdivisions, agencies or instrumentalities, and certificates of deposit, as well as debt obligations which may have a call on common stock by means of a conversion privilege or attached warrants.

U.S. GOVERNMENT SECURITIES: The Worldwide Fund and the Core Plus Fund, and, for temporary defensive reasons, each other Fund, may invest in U.S. government securities, including: (1) U.S. Treasury obligations, which differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less); U.S. Treasury notes (maturities of one to ten years); and U.S. Treasury bonds (generally maturities of greater than ten years), all of which are backed by the full faith and credit of the U.S. Government; and (2) obligations issued or guaranteed by U.S. Government agencies, authorities or instrumentalities, some of which are backed by the full faith and credit of the U.S. Treasury, e.g., direct pass-through certificates of the Government National Mortgage Association ("GNMA"); some of which are supported by the right of the issuer to borrow from the U.S. Government, e.g., obligations of Federal Home Loan Banks; and some of which are backed only by the credit of the issuer itself, e.g., obligations of the Student Loan Marketing Association (collectively, "U.S. Government Securities").

REPURCHASE AGREEMENTS: Each Fund may enter into repurchase agreements in order to earn income on available cash or as a temporary defensive measure. Under a repurchase agreement, a Fund acquires securities subject to the seller's agreement to repurchase at a specified time and price. If the seller becomes subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, a Fund's right to liquidate the securities may be restricted (during which time the value of the securities could decline). As discussed in the SAI, the Fund has adopted certain procedures intended to minimize the risks of investing in repurchase agreements.

LENDING OF PORTFOLIO SECURITIES: Each Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser. Such loans will usually be made to member firms (and subsidiaries thereof) of the New York Stock Exchange and to member banks of the Federal Reserve System, and would be required to be secured continuously by collateral in cash, letters of credit or U.S. Government Securities maintained on a current basis at an amount at least equal to the market value of the securities loaned. If the Adviser determines to make securities loans, it is intended that the value of the securities loaned would not exceed 30% of the value of the total assets of the relevant Fund.


RESTRICTED SECURITIES: Each Fund may also purchase securities that are not registered under the Securities Act of 1933 (the "1933 Act") ("restricted securities"), including those that can be offered and sold to "qualified institutional buyers" under Rule 144A under the 1933 Act ("Rule 144A securities"). The Trust's Board of Trustees determines, based upon a continuing review of the trading markets for a specific Rule 144A security, whether such security is liquid and thus not subject to a Fund's limitation on investing not more than 15% of its net assets in illiquid investments. The Board of Trustees has adopted guidelines and delegated to MFS the daily function of determining and monitoring the liquidity of Rule 144A securities. The Board, however, will retain sufficient oversight and be ultimately responsible for the determinations. The Board will carefully monitor each Fund's investment in Rule 144A securities, focusing on such important factors, among others, as valuation, liquidity and availability of information. This investment practice could have the effect of decreasing the level of liquidity in a Fund to the extent that qualified institutional buyers become for a time uninterested in purchasing Rule 144A securities held in a Fund's portfolio. Subject to each Fund's 15% limitation on investments in illiquid investments, each Fund may also invest in restricted securities that may not be sold under Rule 144A, which presents certain risks. As a result, each Fund might not be able to sell these securities when the Adviser wishes to do so, or might have to sell them at less than fair value. In addition, market quotations are less readily available. Therefore, the judgment of the Adviser may at times play a greater role in valuing these securities than in the case of unrestricted securities.

WHEN-ISSUED OR FORWARD DELIVERY SECURITIES: Each Fund except the Emerging Equities Fund may purchase securities on a "when-issued" or on a "forward delivery" basis, which means that the obligations will be delivered to the Fund at a future date beyond customary settlement time. The commitment to purchase a security for which payment will be made on a future date may be deemed a separate security. Although each Fund is not limited in the amount of securities for which it may have commitments to purchase on such basis, it is expected that, under normal circumstances, each Fund will not commit more than 30% of its assets to such purchases. The Fund does not pay for the securities until received or start earning interest on them until the contractual settlement date. In order to invest its assets immediately, while awaiting delivery of securities purchased on such basis, a Fund will hold cash, short-term money market instruments or U.S. Government Securities in a segregated account to pay for the commitment. Although each Fund does not intend to make such purchases for speculative purposes, purchases of securities on such basis may involve more risk than other types of purchases.

AMERICAN DEPOSITARY RECEIPTS: Each Fund except the Emerging Markets Fund and the Core Plus Fund may invest in American Depositary Receipts ("ADRs"), which are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. Because ADRs trade on U.S. securities exchanges, the Adviser does not treat them as foreign securities. However, they are subject to many of the risks of foreign securities such as exchange rates and more limited information about foreign issuers. See "Additional Risk Factors -- Foreign Securities" below.

FOREIGN GROWTH SECURITIES: Each Fund except the Emerging Markets Fund and the Core Plus Fund may invest in securities of foreign growth companies, including established foreign companies, whose rates of earnings growth are expected to accelerate because of special factors, such as rejuvenated management, new products, changes in consumer demand, or basic changes in the economic environment or which otherwise represent opportunities for long-term growth. See "Additional Risk Factors -- Foreign Securities" below. It is anticipated that these companies will primarily be in nations with more developed securities markets, such as Japan, Australia, Canada, New Zealand and most Western European countries, including Great Britain.


EMERGING MARKET SECURITIES: Consistent with each Fund's investment objective(s) and policies, each Fund may invest in securities of issuers whose principal activities are located in emerging market countries. Emerging market countries include any country determined by the Adviser to have an emerging market economy, taking into account a number of factors, including whether the country has a low- to middle-income economy according to the International
Bank for Reconstruction and Development, the country's foreign currency debt rating, its political and economic stability and the development of its financial and capital markets. The Adviser determines whether an issuer's principal activities are located in an emerging market country by considering such factors as its country of organization, the principal trading market for its securities and the source of its revenues and assets. The issuer's principal activities generally are deemed to be located in a particular country if: (a) the security is issued or guaranteed by the government of that country or any of its agencies, authorities or instrumentalities; (b) the issuer is organized under the laws of, and maintains a principal office in, that country; (c) the issuer has its principal securities trading market in that country; (d) the issuer derives 50% or more of its total revenues from goods sold or services performed in that country; or (e) the issuer has 50% or more of its assets in that country. See "Additional Risk Factors -- Emerging Markets" below. See "Investment Objectives and Policies -- International
Equity Fund" for a description of the factors considered by the Adviser in determining where a company or other issuer is located.

BRADY BONDS: The Worldwide Fund, the Emerging Markets Fund and the Core Plus Fund may invest in Brady Bonds, which are securities created through the exchange of existing commercial bank loans to public and private entities in certain emerging markets for new bonds in connection with debt restructurings under a debt restructuring plan introduced by former U.S. Secretary of the Treasury Nicholas F. Brady (the "Brady Plan"). Brady Plan debt restructurings have been implemented to date in Argentina, Brazil, Bulgaria, Costa Rica, the Dominican Republic, Ecuador, Jordan, Mexico, Nigeria, Panama, the Philippines, Poland, Uruguay and Venezuela. Brady Bonds have been issued only recently, and for that reason do not have a long payment history. Brady Bonds may be collateralized or uncollateralized, are issued in various currencies (but primarily the U.S. dollar) and are actively traded in over-the-counter secondary markets. U.S. dollar-denominated, collateralized Brady Bonds, which may be fixed-rate bonds or floating-rate bonds, are generally collateralized in full as to principal by U.S. Treasury zero coupon bonds having the same maturity as the bonds. Brady Bonds are often viewed as having three or four valuation components: (i) the collateralized repayment of principal at final maturity; (ii) the collateralized interest payments; (iii) the uncollateralized interest payments; and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constituting the "residual risk"). In light of the residual risk of Brady Bonds and the history of defaults of countries issuing Brady Bonds with respect to commercial bank loans by public and private entities, investments in Brady bonds may be viewed as speculative.


INVESTMENT IN OTHER INVESTMENT COMPANIES: Each Fund except the Emerging Equities Fund and the Research Fund may invest in other investment companies to the extent permitted by the 1940 Act (i) as a means by which a Fund may invest in securities of certain countries which do not otherwise permit investment, (ii) as a means to purchase securities of emerging market companies having limited free float, or (iii) when the Adviser believes such investments may be more advantageous to a Fund than a direct market purchase of securities. If a Fund invests in such investment companies, the Fund's shareholders will bear not only their proportionate share of the expenses of that particular Fund (including operating expenses and the fees of the Adviser), but also will indirectly bear similar expenses of the underlying investment companies.


STRUCTURED SECURITIES: The Emerging Markets Fund may invest a portion of its assets in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations. This type of restructuring involves the deposit with, or purchase by, an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of securities ("Structured Securities") backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued Structured Securities to create securities with different investment characteristics, such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to Structured Securities is dependent on the extent of the cash flow on the underlying instruments. Because Structured Securities of the type in which the Fund anticipates it will invest typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. The Fund is permitted to invest in a class of Structured Securities that is either subordinated or unsubordinated to the right of payment of another class. Subordinated Structured Securities typically have higher yields and present greater risks than unsubordinated Structured Securities. Structured Securities are typically sold in private placement transactions, and there currently is no active trading market for Structured Securities.


LOANS AND OTHER DIRECT INDEBTEDNESS: The Emerging Markets Fund, the Mid-Cap Fund and the International Equity Fund may each invest a portion of its assets in loans and other direct indebtedness. By purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, government or other borrower. Many such loans are secured, and most impose restrictive covenants which must be met by the borrower. These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans may be in default at the time of purchase. Each Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods and services. These claims may also be purchased at a time when the company is in default. Certain of the loans acquired by the Fund may involve revolving credit facilities or other standby financing commitments which obligate the Fund to pay additional cash on a certain date or on demand.

The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value.

ZERO COUPON BONDS, DEFERRED INTEREST BONDS AND PIK BONDS: Fixed income securities in which the Worldwide Fund, the Emerging Markets Fund, the Core Plus Fund and the Research Fund may invest include zero coupon bonds, deferred interest bonds and bonds on which the interest is payable in kind ("PIK bonds"). Zero coupon and deferred interest bonds are debt obligations which are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the bonds will accrue and compound over the period until maturity or the first interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. While zero coupon bonds do not require the periodic payment of interest, deferred interest bonds provide for a period of delay before the regular payment of interest begins. PIK bonds are debt obligations which provide that the issuer thereof may, at its option, pay interest on such bonds in cash or in the form of additional debt obligations. Such investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of such cash. Such investments may experience greater volatility in market value due to changes in interest rates and other factors than debt obligations which make regular payments of interest. A Fund will accrue income on such investments for tax and accounting purposes, as required, which is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities under disadvantageous circumstances to satisfy a Fund's distribution obligations.

CORPORATE ASSET-BACKED SECURITIES: Each Fund except the Emerging Equities Fund, the Emerging Markets Fund and the Research Fund may invest in corporate asset-backed securities. These securities, issued by trusts and special purpose corporations, are backed by a pool of assets, such as credit card or automobile loan receivables, representing the obligations of a number of different parties.

Corporate asset-backed securities present certain risks. For instance, in the case of credit card receivables, these securities may not have the benefit of any security interest in the related collateral. Credit card receivables are generally unsecured and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. Most issuers of automobile receivables permit the services to retain possession of the underlying obligations. If the servicer were to sell these obligations to another party, there is a risk that the purchaser would acquire an interest superior to that of the holders of the related automobile receivables. In addition, because of the large number of vehicles involved in a typical issuance and technical requirements under state laws, the trustee for the holders of the automobile receivables may not have a proper security interest in all of the obligations backing such receivables. Therefore, there is the possibility that recoveries on repossessed collateral may not, in some cases, be available to support payments on these securities. The underlying assets (e.g., loans) are also subject to prepayments which shorten the securities' weighted average life and may lower their return.

Corporate asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. To lessen the effect of failures by obligors on underlying assets to make payments, the securities may contain elements of credit support which fall into two categories: (i) liquidity protection; and (ii) protection against losses resulting from ultimate default by an obligor on the underlying assets. Liquidity protection refers to the provision of advances, generally by the entity administering the pool of assets, to ensure that the receipt of payments on the underlying pool occurs in a timely fashion. Protection against losses resulting from ultimate default ensures payment through insurance policies or letters of credit obtained by the issuer or sponsor from third parties. A Fund will not pay any additional or separate fees for credit support. The degree of credit support provided for each issue is generally based on historical information respecting the level of credit risk associated with the underlying assets. Delinquency or loss in excess of that anticipated or failure of the credit support could adversely affect the return on an investment in such a security.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: The Core Plus Fund may enter into mortgage "dollar roll" transactions with selected banks and broker-dealers pursuant to which a Fund sells mortgage-backed securities for delivery in the future (generally within 30 days) and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. Each Fund will only enter into covered rolls. A "covered roll" is a specific type of dollar roll for which there is an offsetting cash position or a cash equivalent security position which matures on or before the forward settlement date of the dollar roll transaction. In the event that the party with whom the Fund contracts to replace substantially similar securities on a future date fails to deliver such securities, the Fund may not be able to obtain such securities at the price specified in such contract and thus may not benefit from the price differential between the current sales price and the repurchase price.


COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES:
The Core Plus Fund may invest a portion of its assets in collateralized mortgage obligations, or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the GNMA, the Federal National Mortgage Association ("FNMA") or the Federal Home Loan Mortgage Corporation ("FHLMC"), but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively referred to as "Mortgage Assets"). The Core Plus Fund may also invest a portion of its assets in multiclass pass-through securities which are interests in a trust composed of Mortgage Assets. CMOs (which include multiclass pass-through securities) may be issued by agencies, authorities or instrumentalities of the U.S. Government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduled distributions on the multiclass pass-through securities. In a CMO, a series of bonds or certificates is usually issued in multiple classes with different maturities.


Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or part of the premium if any has been paid. Certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which the Core Plus Fund invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage-related securities.

The Core Plus Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


STRIPPED MORTGAGE-BACKED SECURITIES: The Core Plus Fund may invest a portion of its assets in stripped mortgage-backed securities, which are derivative multiclass mortgage securities usually structured with two classes that receive different proportions of the interest and principal distributions from an underlying pool of mortgage assets.


MORTGAGE PASS-THROUGH SECURITIES: The Core Plus Fund may invest in mortgage pass-through securities. Mortgage pass-through securities are securities representing interests in "pools" of mortgage loans. Monthly payments of interest and principal by the individual borrowers on mortgages are passed through to the holders of the securities (net of fees paid to the issuer or guarantor of the securities) as the mortgages in the underlying mortgage pools are paid off. The average lives of mortgage pass-throughs are variable when issued because their average lives depend on prepayment rates. The average life of these securities is likely to be substantially shorter than their stated final maturity as a result of unscheduled principal prepayment. Prepayments on underlying mortgages result in a loss of anticipated interest, and all or part of a premium if any has been paid, and the actual yield (or total return) to the Fund may be different than the quoted yield on the securities. Mortgage prepayments generally increase with falling interest rates and decrease with rising interest rates. Like other fixed income securities, when interest rates rise the value of a mortgage pass-through security generally will decline; however, when interest rates are declining, the value of mortgage pass-through securities with prepayment features may not increase as much as that of other fixed-income securities.

Payment of principal and interest on some mortgage pass-through securities (but not the market value of the securities themselves) may be guaranteed by the full faith and credit of the U.S. Government (in the case of securities guaranteed by GNMA); or guaranteed by agencies or instrumentalities of the U.S. Government (such as FNMA or FHLMC, which are supported only by the discretionary authority of the U.S. Government to purchase the agency's obligations). Mortgage pass-through securities may also be issued by non-governmental issuers (such as commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers). Some of these mortgage pass-through securities may be supported by various forms of insurance or guarantees.

OPTIONS ON SECURITIES: Each Fund may write (sell) covered put and call options on securities ("Options") and purchase put and call Options that are traded on foreign or U.S. securities exchanges and over the counter. A Fund will write such Options for the purpose of increasing its return and/or protecting the value of its portfolio. In particular, where a Fund writes an Option which expires unexercised or is closed out by the Fund at a profit, it will retain the premium paid for the Option, which will increase its gross income and will offset in part the reduced value of a portfolio security in connection with which the Option may have been written or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the relevant Fund's position, the Option may be exercised and the Fund will be required to purchase or sell the security at a disadvantageous price, resulting in losses which may only be partially offset by the amount of the premium. Each Fund may also write combinations of put and call Options on the same security, known as "straddles." Such transactions can generate additional premium income but also present increased risk.

Each Fund may purchase put or call Options in anticipation of declines in the value of portfolio securities or increases in the value of securities to be acquired. In the event that the expected changes occur, a Fund may be able to offset the resulting adverse effect on its portfolio, in whole or in part, through the Options purchased. The risk assumed by a Fund in connection with such transactions is limited to the amount of the premium and related transaction costs associated with the Option, although a Fund may be required to forfeit such amounts in the event that the prices of securities underlying the Options do not move in the direction or to the extent anticipated.

The Worldwide Fund, the Emerging Markets Fund and the Core Plus Fund may also enter into options on the yield "spread," or yield differential between two securities, a transaction referred to as a "yield curve" option, for hedging and non-hedging purposes. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities rather than the actual prices of the individual securities. Yield curve options written by the Funds will be "covered" but could involve additional risks.

FUTURES CONTRACTS: Each Fund may enter into contracts for the purchase or sale for future delivery of fixed income securities or foreign currencies or contracts based on indexes of securities as such instruments become available for trading ("Futures Contracts"). Such transactions will be entered into for hedging purposes, in order to protect a Fund's current or intended investments from the effects of changes in interest or exchange rates, or for non-hedging purposes, to the extent permitted by applicable law. For example, in the event that an anticipated decrease in the value of portfolio securities occurs as a result of a general increase in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, the adverse effects of such changes may be offset, in whole or part, by gains on Futures Contracts sold by a Fund. Conversely, the adverse effects of an increase in the cost of portfolio securities to be acquired, occurring as a result of a decline in interest rates or a rise in the dollar value of securities denominated in foreign currencies, may be offset, in whole or in part, by gains on Futures Contracts purchased by a Fund. Each Fund will incur brokerage fees when it purchases and sells Futures Contracts, and will be required to maintain margin deposits. In addition, Futures Contracts entail risks. Although each Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest or exchange rates is incorrect, the Fund's overall performance may be poorer than if it had not entered into any such contract and the Fund may realize a loss. Transactions entered into for non-hedging purposes involve greater risk, including the risk of losses which are not offset by gains on other portfolio assets. The Fund will not enter into any Futures Contract if immediately thereafter the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of its total assets.

OPTIONS ON FUTURES CONTRACTS: Each Fund may purchase and write options on Futures Contracts ("Options on Futures Contracts") for the purpose of protecting against declines in the value of portfolio securities or against increases in the cost of securities to be acquired, or for non-hedging purposes, to the extent permitted by applicable law. Purchases of Options on Futures Contracts may present less risk in hedging the portfolio of the Fund than the purchase or sale of the underlying Futures Contracts, since the potential loss is limited to the amount of the premium paid for the option, plus related transaction costs. The writing of such options, however, does not present less risk than the trading of Futures Contracts, and will constitute only a partial hedge, up to the amount of the premium received, less related transaction costs. In addition, if an option is exercised, the Fund may suffer a loss on the transaction. Transactions entered into for non-hedging purposes involve greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

FORWARD CONTRACTS: Each Fund may enter into forward foreign currency exchange contracts for the purchase and sale of a fixed quantity of a foreign currency at a future date ("Forward Contracts"). A Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. By entering into transactions in Forward Contracts, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates and, in the case of Forward Contracts entered into for non-hedging purposes, the Fund may sustain losses which will reduce its gross income. Forward Contracts are traded over-the-counter and not on organized commodities or securities exchanges. As a result, such contracts operate in a manner distinct from exchange-traded instruments and their use involves certain risks beyond those associated with transactions in Futures Contracts or options traded on exchanges. Each Fund may also enter into a Forward Contract on one currency in order to hedge against risk of loss arising from fluctuations in the value of a second currency (referred to as a "cross hedge") if, in the judgment of the Adviser, a reasonable degree of correlation can be expected between movements in the values of the two currencies. Each Fund has established procedures consistent with statements of the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which requires use of segregated assets or "cover" in connection with the purchase and sale of such contracts.

OPTIONS ON FOREIGN CURRENCIES: Each Fund except the Emerging Equities Fund may purchase and write options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of portfolio securities and against increases in the dollar cost of securities to be acquired. As in the case of other types of options, however, the writing of an Option on Foreign Currency will constitute only a partial hedge, up to the amount of the premium received, and a Fund may be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an Option on Foreign Currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to a Fund's position, it may forfeit the entire amount of the premium paid for the Option plus related transaction costs. Options on foreign currencies to be written or purchased by a Fund will be traded on foreign and U.S. exchanges or over-the-counter.


OPTIONS ON STOCK INDICES: Each Fund except the Worldwide Fund, the Emerging Markets Fund and the Core Plus Fund may write (sell) covered call and put options and purchase call and put options on domestic or foreign stock indices ("Options on Stock Indices"). Each Fund may write such options for the purpose of increasing its current income and/or to protect its portfolio against declines in the value of securities it owns or increases in the value of securities to be acquired. When a Fund writes an option on a stock index, and the value of the index moves adversely to the holder's position, the option will not be exercised, and the Fund will either close out the option at a profit or allow it to expire unexercised. The Fund will thereby retain the amount of the premium, less related transaction costs, which will increase its gross income and offset part of the reduced value of portfolio securities or the increased cost of securities to be acquired. Such transactions, however, will constitute only partial hedges against adverse price fluctuations, since any such fluctuations will be offset only to the extent of the premium received by a Fund for the writing of the option, less related transaction costs. In addition, if the value of an underlying index moves adversely to a Fund's option position, the option may be exercised, and the Fund will experience a loss which may only be partially offset by the amount of the premium received.

Each Fund except the Worldwide Fund, the Emerging Markets Fund and the Core Plus Fund may also purchase put or call options on stock indices in order, respectively, to hedge its investments against a decline in value or to attempt to reduce the risk of missing a market or industry segment advance. A Fund's possible loss in either case will be limited to the premium paid for the option, plus related transaction costs.

SWAPS AND RELATED TRANSACTIONS: As one way of managing its exposure to different types of investments, the Worldwide Fund, the Emerging Markets Fund and the Core Plus Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors. Swaps involve the exchange by the Fund with another party of cash payments based upon different interest rate indices, currencies, and other prices or rates, such as the value of mortgage prepayment rates. For example, in the typical interest rate swap, a Fund might exchange a sequence of cash payments based on a floating rate index for cash payments based on a fixed rate. Payments made by both parties to a swap transaction are based on a principal amount determined by the parties.

The Worldwide Fund, the Emerging Markets Fund and the Core Plus Fund may also purchase and sell caps, floors and collars. In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the counterparty. For example, the purchase of an interest rate cap entitles the buyer, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest on a contractually-based principal amount from the counterparty selling such interest rate cap. The sale of an interest rate floor obligates the seller to make payments to the extent that a specified interest rate falls below an agreed-upon level. A collar arrangement combines elements of buying a cap and selling a floor.


Swap agreements will tend to shift each Fund's investment exposure from one type of investment to another. For example, if the Fund agreed to exchange payments in dollars for payments in foreign currency, in each case based on a fixed rate, the swap agreement would tend to decrease the Fund's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of the Fund's investments and its share price and yield.

Swap agreements are sophisticated hedging instruments that typically involve a small investment of cash relative to the magnitude of risks assumed. As a result, swaps can be highly volatile and may have a considerable impact on the Fund's performance. Swap agreements are subject to risks related to the counterparty's ability to perform, and may decline in value if the counterparty's creditworthiness deteriorates. A Fund may also suffer losses if it is unable to terminate outstanding swap agreements or reduce its exposure through offsetting transactions.


INDEXED SECURITIES: The Emerging Markets Fund and the Core Plus Fund may also invest in indexed securities whose value is linked to foreign currencies, interest rates, commodities, indices or other financial indicators. Most indexed securities are short-to intermediate-term fixed income securities whose values at maturity (i.e., principal value) or interest rates rise or fall according to the change in one or more specified underlying instruments. Indexed securities may be positively or negatively indexed (i.e., their principal value or interest rates may increase or decrease if the underlying instrument appreciates), and may have return characteristics similar to direct investments in the underlying instrument or to one or more options on the underlying instrument. Indexed securities may be more volatile than the underlying instrument itself.


DEFENSIVE INVESTMENTS: When the Adviser believes that investing for temporary defensive reasons is appropriate, such as during times of international, political or economic uncertainty or turmoil, or in order to meet anticipated redemption requests, part or all of a Fund's assets may be invested in cash (including foreign currency) or cash equivalent short-term obligations including, but not limited to, certificates of deposit, commercial paper, short-term notes and U.S. Government Securities.

PORTFOLIO TRADING: While it is not generally each Fund's policy to invest or trade for short-term profits, each Fund may dispose of a portfolio security whenever the Adviser believes it is appropriate to do so without regard to the length of time the particular asset may have been held. A high turnover rate involves greater expenses to a Fund. A Fund engages in portfolio trading if it believes a transaction net of costs (including custodian charges) will help in achieving its investment objective.


The primary consideration in placing portfolio security transactions is execution at the most favorable prices. Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and such other policies as the Trustees may determine, the Adviser may consider sales of shares of each Fund and of the investment company clients of MFD, a wholly owned subsidiary of MFS and the principal underwriter of certain funds in the MFS Family of Funds (the "MFS Funds"), as a factor in the selection of broker-dealers to execute the Fund's portfolio transactions. From time to time, the Adviser may direct certain portfolio transactions to broker-dealer firms which, in turn, have agreed to pay a portion of each Fund's operating expenses (e.g., fee charged by the custodian of the Fund's assets). For a further discussion of portfolio trading, see the SAI. Because each Fund may have a portfolio turnover rate of 100% or more, transaction costs incurred by each Fund and the realized capital gains and losses of the Fund may be greater than that of a fund with a lesser portfolio turnover rate.
                               ----------------


The policies described above are not fundamental and may be changed without shareholder approval.


The SAI includes a discussion of investment policies and a listing of specific investment restrictions which govern each Fund's investment policies. The specific investment restrictions listed in the SAI may be changed without shareholder approval unless otherwise indicated. See "Investment Policies and Restrictions" in the SAI. Each Fund's investment limitations and policies are adhered to at the time of purchase or utilization of assets; a subsequent change in circumstances will not be considered to result in a violation of policy.


6.  ADDITIONAL RISK FACTORS
FOREIGN SECURITIES: Transactions involving foreign equity and debt securities or foreign currencies, and transactions entered into in foreign countries, involve considerations and risks not typically associated with investing in U.S. markets. These include changes in currency rates, exchange control regulations, governmental administration or economic or monetary policy (in the U.S. or abroad) or circumstances in dealings between nations. Costs may be incurred in connection with conversions between various currencies. Special considerations may also include more limited information about foreign issuers, higher brokerage costs, different or less stringent accounting standards and thinner trading markets. Foreign securities markets may also be less liquid, more volatile and less subject to government supervision than in the U.S. Investments in foreign countries could be affected by other factors including expropriation, confiscatory taxation and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

EMERGING MARKETS: The risks of investing in foreign securities may be intensified in the case of investments in emerging markets. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets also have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause the Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result either in losses to a Fund due to subsequent declines in value of the portfolio security or, if a Fund has entered into a contract to sell the security, in possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund's payment will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, restrictions on foreign ownership, or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market's balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to the Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

FIXED INCOME SECURITIES: To the extent a Fund invests in fixed income securities, the net asset value of the Fund may change as the general levels of interest rates fluctuate. When interest rates decline, the value of fixed income securities can be expected to rise. Conversely, when interest rates rise, the value of fixed income securities can be expected to decline. Each Fund has no restrictions with respect to the maturities or duration of the fixed income securities it holds. A Fund's investments in fixed income securities with longer terms to maturity or greater duration are subject to greater volatility than the Fund's shorter-term obligations.


LOWER RATED FIXED INCOME SECURITIES: Fixed income securities in which the Emerging Markets Fund, the Core Plus Fund and the Research Fund may invest may be rated Baa by Moody's or BBB by S&P, Fitch or Duff & Phelps (and comparable unrated securities). For a description of these bond ratings, see Appendix A to this Prospectus. These securities, while normally exhibiting adequate protection parameters, have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than in the case of higher grade fixed income securities.

The Emerging Markets Fund, Core Plus Fund and the Research Fund may also invest in fixed income securities rated Ba or lower by Moody's or BB or lower by S&P, Fitch or Duff & Phelps (and comparable unrated securities). These securities are the equivalent of high yield, high risk bonds, commonly known as "junk bonds." These securities are considered speculative and, while generally providing greater yield than investments in higher rated securities, will involve greater risk of principal and income (including the possibility of default or bankruptcy of the issuers of such securities) and may involve greater volatility of price (especially during periods of economic uncertainty or change) than securities in the higher rating categories and because yields vary over time, no specific level of income can ever be assured. These lower rated high yielding fixed income securities generally tend to be affected by economic changes (and the outlook for economic growth), short-term corporate and industry developments and the market's perception of their credit quality (especially during times of adverse publicity) to a greater extent than higher rated securities, which react primarily to fluctuations in the general level of interest rates (although these lower rated securities are also affected by changes in interest rates as described below). In the past, economic downturns or an increase in interest rates have, under certain circumstances, caused a higher incidence of default by the issuers of these securities and may do so in the future, especially in the case of highly leveraged issuers. During certain periods, the higher yields on a Fund's lower rated high yielding fixed income securities are paid primarily because of the increased risk of loss of principal and income, arising from such factors as the heightened possibility of default or bankruptcy of the issuers of such securities. Due to the fixed income payments of these securities, a Fund may continue to earn the same level of interest income while its net asset value declines due to portfolio losses, which could result in an increase in the Fund's yield despite the actual loss of principal. The prices for these securities may be affected by legislative and regulatory developments. The market for these lower rated fixed income securities may be less liquid than the market for investment grade fixed income securities. Furthermore, the liquidity of these lower rated securities may be affected by the market's perception of their credit quality. Therefore, the Adviser's judgment may at times play a greater role in valuing these securities than in the case of investment grade fixed income securities, and it also may be more difficult during times of certain adverse market conditions to sell these lower rated securities to meet redemption requests or to respond to changes in the market.

While the Adviser may refer to ratings issued by established credit rating agencies, it is not any Fund's policy to rely exclusively on ratings issued by these rating agencies, but rather to supplement such ratings with the Adviser's own independent and ongoing review of credit quality. A Fund's achievement of its investment objective may be more dependent on the Adviser's own credit analysis than in the case of an investment company primarily investing in higher quality fixed income securities.

OPTIONS, FUTURES CONTRACTS AND FORWARD CONTRACTS: Although each Fund may enter into transactions in options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies for hedging purposes, such transactions nevertheless involve certain risks. For example, a lack of correlation between the instrument underlying an option or Futures Contract and the assets being hedged, or unexpected adverse price movements, could render a Fund's hedging strategy unsuccessful and could result in losses. The Funds also may enter into transactions in options, Futures Contracts, Options on Futures Contracts and Forward Contracts for other than hedging purposes, which involves greater risk. In particular, such transactions may result in losses for a Fund which are not offset by gains on other portfolio positions, thereby reducing gross income. In addition, foreign currency markets may be extremely volatile from time to time. There also can be no assurance that a liquid secondary market will exist for any contract purchased or sold, and a Fund may be required to maintain a position until exercise or expiration, which could result in losses. The SAI contains a description of the nature and trading mechanics of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies, and includes a discussion of the risks related to transactions therein.


Transactions in Forward Contracts may be entered into only in the over-the-counter market. Futures Contracts and Options on Futures Contracts may be entered into on U.S. exchanges regulated by the Commodity Futures Trading Commission and on foreign exchanges. In addition, the securities and indexes underlying options, Futures Contracts and Options on Futures Contracts traded by the Fund will include both domestic and foreign securities.

7.  MANAGEMENT OF THE FUNDS
INVESTMENT ADVISER -- The Adviser manages the Worldwide Fund, the Emerging Equities Fund and the Emerging Markets Fund pursuant to separate Investment Advisory Agreements dated August 7, 1992, August 7, 1992, and August 1, 1995, respectively. The Core Plus Fund, the Research Fund, the Mid-Cap Fund and the International Equity Fund are managed pursuant to separate Investment Advisory Agreements, each dated November 30, 1995. (These Agreements are collectively referred to as the "Advisory Agreements"). The Adviser provides each Fund with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for each Fund. For its services and facilities, the Adviser receives a management fee computed and paid monthly in an amount equal to the following annual rates of the average daily net assets of each Fund:

                                                   PERCENTAGE OF THE AVERAGE
                                                       DAILY NET ASSETS
FUND                                                     OF EACH FUND
----                                               -------------------------

Worldwide Fund ...........................                  0.65%
Emerging Equities Fund ...................                  0.75%
Emerging Markets Fund ....................                  0.85%
Core Plus Fund ...........................                  0.45%
Research Fund ............................                  0.60%
Mid-Cap Fund .............................                  0.60%
International Equity Fund ................                  0.75%



The management fee of the Emerging Equities Fund, the International Equity Fund and the Emerging Markets Fund is greater than the fees paid by most funds, but is comparable to fees paid by funds having similar investment objectives and policies. MFS also serves as investment adviser to each of the MFS Funds and to MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust, MFS Special Value Trust, MFS Union Standard Trust, MFS Variable Insurance Trust, MFS/Sun Life Series Trust, Sun Growth Variable Annuity Fund, Inc. and seven variable accounts, each of which is a registered investment company established by Sun Life Assurance Company of Canada (U.S.) ("Sun Life of Canada (U.S.)") in connection with the sale of various fixed/variable annuity contracts. MFS and MFS Institutional Advisors, Inc. also provide investment advice to substantial private clients.

MFS is America's oldest mutual fund organization. MFS and its predecessor organizations have a history of money management dating from 1924 and the founding of the first mutual fund in the U.S., Massachusetts Investors Trust. Net assets under the management of the MFS organization were approximately $49.5 billion on behalf of approximately 2.1 million investor accounts as of September 30, 1996. As of such date, the MFS organization managed approximately $25.6 billion of assets invested in equity securities, approximately $19.6 billion of assets invested in fixed income securities, and $4.1 billion of assets invested in securities of foreign issuers and non-U.S. dollar securities. MFS is a subsidiary of Sun Life of Canada (U.S.), which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada ("Sun Life"). The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold D. Scott and John D. McNeil. Mr. Brodkin is the Chairman of MFS, Mr. Shames is the President of MFS, Mr. Scott is the Secretary and a Senior Executive Vice President of MFS, and Mr. McNeil is the Chairman of Sun Life. Sun Life, a mutual life insurance company, is one of the largest international life insurance companies and has been operating in the U.S. since 1895, establishing a headquarters office in the U.S. in 1973. The executive officers of MFS report to the Chairman of Sun Life.


A. Keith Brodkin, the Chairman and a Director of MFS, is also the Chairman, President and a Trustee of the Trust. W. Thomas London, James O. Yost, Stephen
E. Cavan and James R. Bordewick, Jr., all of whom are officers of MFS, are officers of the Trust.


MFS has established a strategic alliance with Foreign & Colonial Management Ltd. ("Foreign & Colonial"). Foreign & Colonial is a subsidiary of two of the world's oldest financial services institutions, the London-based Foreign & Colonial Investment Trust PLC, which pioneered the idea of investment management in 1868, and HYPO-BANK (Bayerische Hypotheken-und Weschsel-Bank
AG), the oldest publicly listed bank in Germany, founded in 1835. As part of this alliance, the portfolio managers and investment analysts of MFS and Foreign & Colonial share their views on a variety of investment-related issues, such as the economy, securities markets, portfolio securities and their issuers, investment recommendations, strategies and techniques, risk analysis, trading strategies and other portfolio management matters. MFS has access to the extensive international equity investment expertise of Foreign & Colonial, and Foreign & Colonial has access to the extensive U.S. equity investment expertise of MFS. MFS and Foreign & Colonial each have investment personnel working in each other's offices in Boston and London, respectively.

In certain instances there may be securities which are suitable for a Fund's portfolio as well as for portfolios of other clients of MFS or clients of Foreign & Colonial. Some simultaneous transactions are inevitable when several clients receive investment advice from MFS and Foreign & Colonial, particularly when the same security is suitable for more than one client. While in some cases this arrangement could have a detrimental effect on the price or availability of the security as far as a Fund is concerned, in other cases, however, it may produce increased investment opportunities for a Fund.


The identity and background of the portfolio manager(s) for each Fund is set forth below.


           FUND                                             PORTFOLIO MANAGER(S)

Worldwide Fund --                   Richard O. Hawkins, a Senior Vice President of the Adviser, has been employed as a portfolio manager by the Adviser since 1988.

Emerging Equities Fund --           John W. Ballen, a Senior Vice President of the Adviser, has been employed as a portfolio manager by the Adviser since 1984. Brian E. Stack, a Vice President of the Adviser, has been employed as a portfolio manager by the Adviser since 1993.
                                    Prior to 1993, Mr. Stack was employed by Robertson, Stephens & Co. as a securities analyst.

Emerging Markets Fund --            Jeffrey A. Kaufman, an Investment Officer of the Adviser, has been employed by the Adviser since 1994. Prior to 1994, he held positions as a Research
                                    Consultant with Apogee Research and Salomon Brothers.

Core Plus Fund --                   Geoffrey L. Kurinsky, a Senior Vice President of the Adviser, has been employed as a portfolio manager by the Adviser since 1987. Peter C. Vaream, a Vice
                                    President of the Adviser, has been employed as a portfolio manager by the
                                    Adviser since 1992. Kevin M. Cronin, a Vice President of the Adviser, has been employed as a portfolio manager by the Adviser since 1993. Prior to 1993, Mr.
                                    Cronin was employed by Liberty Mutual Insurance Company as a portfolio manager.

Research Fund --                    Various equity research analysts employed by the Adviser comprise a committee that manages the Fund.

Mid-Cap Fund --                     John W. Ballen, Chief Equity Officer of the Adviser, has been employed as a portfolio manager by the Adviser since 1984. Mark Regan, a Vice President of the
                                    Adviser, has been employed as a portfolio manager by the Adviser since 1993.
                                    Prior to 1993, Mr. Regan was employed by Eaton Vance Management as a Securities
                                    Analyst.

International Equity Fund --        David R. Mannheim, a Vice President of the Adviser, has been employed as a portfolio manager by the Adviser since 1988.

DISTRIBUTOR -- MFD, a wholly owned subsidiary of MFS, is the distributor of shares of each Fund and also serves as distributor for each of the other MFS Funds.

SHAREHOLDER SERVICING AGENT -- MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, performs transfer agency, certain dividend disbursing agency and other services for each Fund.

8.  INFORMATION CONCERNING SHARES OF THE FUNDS

PURCHASES

Each Fund is designed for sale to institutional investor clients of MFS and MFS Institutional Advisors, Inc. and other similar investors. Shares of each Fund may be purchased through MFD in cash or in-kind without a sales charge at their net asset value next computed after acceptance of the purchase order. The minimum initial investment is generally $3 million. There is no minimum on additional investments.


Each Fund intends to be as fully invested at all times as is reasonably practicable in order to maximize total return. In order to make investments which will immediately generate income, each Fund must have federal funds available to it (i.e., monies credited to its custodian bank by a Federal Reserve bank). An order for the purchase of shares of a Fund will be in "good order" and will be accepted upon receipt of federal funds available for investment. Payment by federal funds sent by wire is accepted immediately upon receipt and payment by check is accepted when federal funds become available for investment, which generally occurs on the next business day after receipt of a check. Therefore, a non-federal funds investment will remain idle for one business day after receipt.

All investments in a Fund are credited to the shareholder's account in the form of full and fractional shares at the net asset value per share next determined after acceptance of the purchase order. The Funds do not generally issue share certificates, but the Shareholder Servicing Agent maintains an account for each shareholder and mails to each shareholder a confirmation of each purchase or sale of shares in its account.

Purchases and exchanges should be made for investment purposes only. Each Fund and MFD reserves the right to reject any specific purchase order deemed by MFS to be abusive or contrary to the best interests of a Fund's other shareholders.


OPENING AN ACCOUNT: Payments by check should be made to the order of [insert name of Fund] and sent to that particular Fund as follows: MFS Service Center, Inc., P.O. Box 1400, Boston, MA 02107-9906. Payments of federal funds should be sent by wire to the custodian of the Fund as follows: State Street Bank and Trust Company, Attn: Mutual Funds Division, For the account of: [Shareholder's name], Re: [insert name of Fund] (Account No. 99034795) and Wire Number:
[Assigned by telephone].


Information on how to wire federal funds is available at any national bank or any state bank which is a member of the Federal Reserve System. Shareholders should also mail the Account Application to the Shareholder Servicing Agent.

A shareholder must first telephone the Shareholder Servicing Agent (see back cover for telephone number) to advise of its intended action and, if funds are to be wired, to obtain a wire order number.

IN-KIND PURCHASES: Subject to applicable state securities laws, shares of each Fund may be purchased with securities acceptable to that particular Fund. A Fund need not accept any security offered for an in-kind purchase unless it is consistent with that Fund's investment objective, policies and restrictions and is otherwise acceptable to the Fund. Securities accepted in-kind for shares will be valued in accordance with the Fund's usual valuation procedures (see "Net Asset Value" below). Investors interested in making an in-kind purchase of Fund shares must first telephone the Shareholder Servicing Agent (see back cover for telephone number) to advise of its intended action and obtain instructions for an in-kind purchase.


EXCHANGES
Subject to the requirements set forth below, some or all of the shares in an account with a Fund for which payment has been received by that Fund (i.e., an established account) may be exchanged for shares of any of the other series of the Trust (if available for sale) at net asset value. Exchanges will be made only after instructions in writing or by telephone (an "Exchange Request") are received for an established account by the Shareholder Servicing Agent in proper form (see "Redemptions" below). If an Exchange Request is being used to open a new account with any other series of the Trust, the exchange must involve shares having an aggregate value of at least $3 million. If the Exchange Request is received by the Shareholder Servicing Agent on any business day prior to the close of regular trading on the Exchange, the exchange will occur on that day if all the requirements set forth above have been complied with at that time and subject to a Fund's right to reject purchase orders. For federal and (generally) state income tax purposes, an exchange is treated as a sale of the shares exchanged and, therefore, an exchange could result in a gain or loss to non-tax-exempt shareholders making the exchange. The exchange privilege (or any aspect of it) may be changed or discontinued upon sixty days prior written notice to shareholders.


REDEMPTIONS
Shares of a Fund may be redeemed on any business day in cash or in-kind. If the Adviser determines, in its sole discretion, that it would be detrimental to the best interests of the remaining shareholders of a Fund, a Fund may make payment of the redemption price, either totally or partially, by a distribution in-kind of securities (instead of cash) from that Fund's portfolio. The securities distributed in such a distribution would be valued at the same amount as that assigned to them in calculating the net asset value for the shares being sold (see "Net Asset Value" below). Securities distributed by a Fund will be selected by the Adviser in light of the Fund's objective and will not generally represent a pro rata distribution of each security held in the Fund's portfolio. If a shareholder received a distribution in-kind, the shareholder would incur brokerage charges when converting the securities to cash. A distribution in-kind of portfolio securities may include foreign securities, including securities of issuers in emerging markets. A shareholder receiving such a redemption in-kind may encounter difficulties and expenses selling such securities not typically associated with disposal of U.S. securities. See "Additional Risk Factors -- Foreign Securities" and "-- Emerging Markets" above.


Within seven days after receipt of a redemption request in "good order" by the Shareholder Servicing Agent, a Fund will make payment in cash in the amount of (or, as described above, in-kind with a value equal to) the net asset value of the shares next determined after such redemption request was received, except during any period in which the right of redemption is suspended or date of payment is postponed because the New York Stock Exchange is closed or trading on the New York Stock Exchange is restricted or to the extent otherwise permitted by the 1940 Act, if an emergency exists. "Good order" generally means that the stock power, written request for redemption, letter of instruction or share certificate must be endorsed by the record owner(s) exactly as the shares are registered and the signature(s) must be guaranteed in the manner set forth below under the caption "Signature Guarantee." In addition, in some cases "good order" will require the furnishing of additional documents. The Shareholder Servicing Agent may make certain de minimus exceptions to the above requirements for redemptions. Redemptions in cash will be made by transfer of federal funds for payment into the investor's account. Redemptions in-kind will be made by the transfer and delivery of securities as directed by the investor.


When opening an account with a Fund, shareholders will be required to designate the account(s) to which funds or securities may be transferred upon redemption. Designation of additional accounts and any change in the accounts originally designated must be made in writing.

The value of shares redeemed may be more or less than the shareholder's cost, depending on portfolio performance and distributions made during the period the shareholder owned his shares. Redemptions of shares are taxable events on which a shareholder that is not an exempt shareholder may realize a gain or loss (see "Tax Status" below).

The Trust reserves the right to redeem shares in any account for their then-current value (which will be promptly paid to the shareholder) if at any time the total investment in such account drops below $500,000 because of redemptions. Shareholders will be notified that the value of their account is less than the minimum investment requirement and allowed 60 days to make an additional investment before the redemption is processed.


SIGNATURE GUARANTEE: In order to protect shareholders against fraud, each Fund requires in certain instances as indicated above that the shareholder's signature be guaranteed. In these cases the shareholder's signature must be guaranteed by an eligible bank, broker, dealer, credit union, national securities exchange, registered securities association, clearing agency or savings association. Signature guarantees shall be accepted in accordance with policies established by the Shareholder Servicing Agent. With respect to written requests for redemptions, no signature guarantee or evidence that the individual executing the stock power, written request for redemption, letter of instruction or certificate will be required if the amount of the redemption proceeds does not exceed specified minimums established from time to time by MFD and the proceeds are wired or mailed to a predesignated account or address.


DISTRIBUTIONS
Each Fund intends to pay substantially all of its net investment income to its shareholders as dividends on an annual basis. In determining the net investment income available for distributions, a Fund may rely on projections of its anticipated net investment income over a longer term, rather than its actual net investment income for the period. If the Fund earns less than projected, or otherwise distributes more than its earnings for the year, a portion of the distributions may constitute a return of capital. A Fund may make one or more distributions during the calendar year to its shareholders from any long-term capital gains, and may also make one or more distributions during the calendar year to its shareholders from short-term capital gains. Each Fund intends to distribute premiums from options, if any, annually. Shareholders may elect to receive dividends and capital gain distributions in either cash or additional shares. See "Information Concerning Shares of the Funds -- Tax Status" and "Shareholder Services -- Distribution Options" below.


TAX STATUS
In order to minimize the taxes each Fund would otherwise be required to pay, each Fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). Because each Fund intends to distribute all of its net investment income and net realized capital gains to its shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Fund will be required to pay entity level federal income or excise taxes, although foreign-source income received by any Fund may be subject to foreign withholding taxes.

Shareholders of a Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from a Fund whether the distribution is in cash or additional shares. A portion of the dividends received from each Fund, other than the Core Plus Fund, may qualify for the dividends received deduction for corporations. Because the Core Plus Fund expects to earn primarily interest income, it is expected that none of that Fund's dividends will qualify for the dividends received deduction for corporations. Shareholders may not have to pay state or local taxes on certain dividends derived from interest on U.S. government obligations. Investors should consult with their tax advisors in this regard.

Shortly after the end of each calendar year, each individual shareholder will be sent a statement setting forth the federal income tax status of all dividends and distributions for that year, including the portion taxable as ordinary income, the portion taxable as long-term capital gain, the portion, if any, representing a return of capital (which is free of current taxes but results in a basis reduction), the portion, if any, representing interest on U.S. government obligations, and the amount, if any, of federal income tax withheld. In certain circumstances, a Fund may elect to "pass through" to shareholders foreign income taxes paid by that Fund. Under those circumstances, the Fund will notify shareholders of their pro rata portion of the foreign income taxes paid by the Fund; shareholders may be eligible for foreign tax credits or deductions with respect to those taxes, but will be required to treat the amount of the taxes as an amount distributed to them and thus includible in their gross income for federal income tax purposes.

Fund distributions will reduce a Fund's net asset value per share. Shareholders who buy shares shortly before a Fund makes a distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

Each Fund intends to withhold U.S. federal income tax at a rate of 30% on dividends and certain other payments that are subject to such withholding, and that are made to non-exempt persons who are neither citizens nor residents of the U.S., regardless of whether a lower rate may be permitted under an applicable treaty. Each Fund is also required in certain circumstances to apply backup withholding of 31% on reportable dividends and redemption proceeds paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. However, backup withholding will not be applied to payments that have been subject to 30% withholding. Prospective shareholders should read the Account Application for additional information regarding backup withholding of federal income tax and should consult their own tax advisers as to the tax consequences to them of an investment in the Fund.

NET ASSET VALUE
The net asset value of shares of each Fund is determined each day during which the New York Stock Exchange is open for trading. This determination is made once each day as of the close of regular trading on the New York Stock Exchange by deducting the amount of a Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Assets in a Fund's portfolio are valued on the basis of their market values or otherwise at their fair values, as described in the SAI. All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received in "good order" by a Fund prior to its calculation and received by a Fund prior to the close of that business day.


DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Trust has only one class of shares, entitled Shares of Beneficial Interest (without par value). The Trust presently has seven series and has reserved the right to create and issue additional series. Each share of a series represents an equal proportionate interest in that series with each other share of that series. The shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares when issued are fully paid and non-assessable. Shareholders are entitled to one vote for each share held. Shares of each series generally vote separately, for example to approve investment advisory agreements, but shares of all series vote together, including shares of other series of the Trust, to the extent required under the 1940 Act, in the election or selection of Trustees and accountants. Shareholders of each series would be entitled to share pro rata in the net assets of that series available for distribution to shareholders upon liquidation of the Trust or that series. The Trust is not required to and has no current intention to hold annual shareholder meetings, although special meetings may be called for purposes of electing or removing Trustees, changing fundamental investment restrictions or approving an investment advisory agreement.

The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed (e.g., fidelity bonding and errors and omissions insurance) and the Trust itself was unable to meet its obligations.


The MFS Pension Plans, 500 Boylston Street, Boston, MA, owns 54.2% of the Emerging Market Fund's shares, 30.5% of the Mid-Cap Fund's shares and 100% of the International Equity Fund's shares, and, therefore, controls such Funds.

MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA, owns 42.4% of the Emerging Markets Fund's shares, and, therefore, controls the Fund.

Boston Safe Deposit Co., Trustee, TWA Pilots DPA 401(K) Plan, 1 Cabot Road, Medford, MA, owns 100% of the Research Fund's shares, and, therefore, controls the Fund.

Depauw University, 313 S. Locust Street, Greencastle, IN, owns 69.5% of the Mid-Cap Fund's shares, and, therefore, controls the Fund.

PERFORMANCE INFORMATION
From time to time, a Fund may provide total rate of return and yield quotations and may also quote fund rankings from various sources, such as the Lipper Analytical Services, Inc. and Wiesenberger Investment Companies Service. Total rate of return quotations will reflect the average annual percentage change over stated periods in the value of an investment in a Fund made at the net asset value with all distributions reinvested. Yield quotations are based on the annualized net investment income per share of a Fund over a 30-day period stated as a percent of the net asset value on the last day of that period. Each Fund's total rate of return and yield quotations are based on historical performance and are not intended to indicate future performance. Total rate of return reflects all components of investment return over a stated period of time, while yield reflects only net portfolio income as of a stated time. A Fund's quotations may from time to time be used in advertisements, shareholder reports or other communications to shareholders. For a discussion of the manner in which each Fund will calculate its total rate of return and yield, see the SAI.


EXPENSES
The Trust pays the compensation of its Trustees who are not officers of MFS and all expenses of each Fund (other than those assumed by MFS) including but not limited to: governmental fees; interest charges; taxes; membership dues in the Investment Company Institute allocable to each Fund, fees and expenses of independent auditors, of legal counsel, and of any transfer agent, registrar or dividend disbursing agent of each Fund; expenses of repurchasing and redeeming shares and servicing shareholder accounts; expenses of preparing, printing and mailing prospectuses, periodic reports, notices and proxy statements to shareholders and to governmental officers and commissions; brokerage and other expenses connected with the execution, recording and settlement of portfolio security transactions; insurance premiums; fees and expenses of State Street Bank and Trust Company, the Trust's Custodian, for all services to a Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of shares of each Fund; and expenses of shareholder meetings. Expenses relating to the issuance, registration and qualification of shares of each Fund and the preparation, printing and mailing of prospectuses are borne by each Fund except that the Distribution Agreement with MFD requires MFD to pay for prospectuses that are to be used for sales purposes. Expenses of the Trust which are not attributable to a specific series of the Trust are allocated among the series in a manner believed by management of the Trust to be fair and equitable.


MFS has also agreed to pay the expenses of each of the Worldwide Fund and the Emerging Equities (until June 30, 1997), of the Emerging Markets Fund (until December 31, 2005) and of the Core Plus Fund, the Research Fund, the Mid-Cap Fund and the International Equity Fund (for an indefinite period of time), such that the aggregate operating expenses of each Fund do not exceed the following percentage, on an annualized basis, of its average daily net assets:
0.65% of the Worldwide Fund; 0.75% of the Emerging Equities Fund; 1.25% of the Emerging Markets Fund; 0.50% of the Core Plus Fund; 0.65% of the Research Fund; 0.65% of the Mid-Cap Fund; and 0.85% of the International Equity Fund. Each obligation to pay expenses may be terminated or revised at any time by MFS without the consent of the Trust or the Fund by notice in writing from MFS to the Trust on behalf of the Fund. With respect to the Emerging Markets Fund, such payments by MFS are subject to reimbursement by the Fund which will be accomplished by the payment by the Fund of an expense reimbursement fee to MFS computed and paid monthly at a percentage of its average daily net assets for its then current fiscal year, with a limitation that immediately after such payment the aggregate operating expenses of each Fund would not exceed, on an annualized basis, 1.25% of its average daily net assets. The expense reimbursement agreement terminates for the Emerging Markets Fund on the earlier of the date on which payments made thereunder by the Fund equal the prior payment of such reimbursable expenses by MFS or December 31, 2005.

9.  SHAREHOLDER SERVICES

Shareholders with questions concerning the shareholder services described below or concerning other aspects of a Fund, should contact the Shareholder Servicing Agent.

ACCOUNT AND CONFIRMATION STATEMENTS -- Each shareholder will receive confirmation statements showing the transaction activity in its account. At the end of each calendar year, each shareholder will receive income tax information regarding any reportable dividends, capital gain distributions or other distributions for that year.


DISTRIBUTION OPTIONS -- The following options are available to all accounts and may be changed as often as desired by notifying the Shareholder Servicing
Agent:


    -- Dividends and capital gain distributions reinvested in additional shares. This option will be assigned if no other option is specified.

    -- Dividends in cash; capital gain distributions reinvested in additional shares.

    -- Dividends and capital gain distributions in cash.

Dividends and capital gains distributions will be reinvested (net of any tax withholding) in additional full and fractional shares at the net asset value in effect at the close of business on the record date.

Dividends and capital gain distributions in amounts less than $10 will automatically be reinvested in additional shares of a Fund. Any request to change a distribution option must be received by the Shareholder Servicing Agent by the record date for a dividend or distribution in order to be effective for that dividend or distribution. No interest will accrue on amounts represented by uncashed distributions or redemption checks.

                               ----------------


The Funds' SAI, dated November 1, 1996, contains more detailed information about the Trust and the Funds, including, but not limited to, information related to: (i) each Fund's investment policies and restrictions, including the purchase and sale of options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies; (ii) the Trustees, officers and Adviser; (iii) portfolio trading; (iv) each Fund's shares, including rights and liabilities of shareholders; (v) tax status of dividends and distributions; and (vi) various services and privileges provided by each Fund for the benefit of its shareholders.

                                                                    APPENDIX A
                         DESCRIPTION OF BOND RATINGS


The ratings of Moody's, S&P, Fitch and Duff & Phelps represent their opinions as to the quality of various debt instruments. It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt instruments with the same maturity, coupon and rating may have different yields while debt instruments of the same maturity and coupon with different ratings may have the same yield.


                       MOODY'S INVESTORS SERVICE, INC.

AAA: Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

AA: Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuations of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A: Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present which suggest a susceptibility to impairment sometime in the future.

BAA: Bonds which are rated Baa are considered as medium grade obligations (i.e., they are neither highly protected nor poorly secured). Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

BA: Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B: Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

CAA: Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

CA: Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C: Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

ABSENCE OF RATING: Where no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

    1. An application for rating was not received or accepted;

    2. the issue or issuer belongs to a group of securities or companies that are not rated as a matter of policy;


    3. there is a lack of essential data pertaining to the issue or issuer;
and


    4. the issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.


                      STANDARD & POOR'S RATINGS SERVICES


AAA: Debt rated AAA has the highest rating assigned by S&P's. Capacity to pay interest and repay principal is extremely strong.

AA: Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in small degree.

A: Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB: Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB: Debt rated BB has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The BB rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BBB- rating.

B: Debt rated B has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The B rating category is also used for debt subordinated to senior debt that is assigned an actual or implied BB or BB-rating.

CCC: Debt rated CCC has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The CCC rating category is also used for debt subordinated to senior debt that is assigned an actual or implied B or B- rating.

CC: The rating CC is typically applied to debt subordinated to senior debt that is assigned an actual or implied CCC rating.

C: The rating C is typically applied to debt subordinated to senior debt which is assigned an actual or implied CCC- debt rating. The C rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

C1: The rating C1 is reserved for income bonds on which no interest is being paid.

D: Debt rated D is in payment default. The D rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The D rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

PLUS (+) OR MINUS (-): The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR: Indicates that no public rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.


A-1 AND P-1 COMMERCIAL PAPER RATINGS
Description of S&P, Fitch and Moody's highest commercial paper ratings:


The rating "A" is the highest commercial paper rating assigned by S&P and Fitch, and issues so rated are regarded as having the greatest capacity for timely payment. Issues in the "A" category are delineated with the numbers 1, 2 and 3 to indicate the relative degree of safety. The A-1 designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those A-1 issues determined to possess overwhelming safety characteristics will be denoted with a plus (+) sign designation.

The rating P-1 is the highest commercial paper rating assigned by Moody's. Issuers rated P-1 have a superior ability for repayment. P-1 repayment capacity will normally be evidenced by the following characteristics: (1) leading market positions in well established industries; (2) high rates of return on funds employed; (3) conservative capitalization structure with moderate reliance on debt and ample asset protection; (4) broad margins in earnings coverage of fixed financial charges and high internal cash generation; and (5) well established access to a range of financial markets and assured sources of alternate liquidity.

                        FITCH INVESTORS SERVICE, INC.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably forseeble events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "F-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC: Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C: Bonds are in imminent default in payment of interest or principal.

PLUS (+) MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rated category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Fitch does not rate the specific issue.

CONDITIONAL: A conditional rating is premised on the successful completion of a project or the occurrence of a specific event.

SUSPENDED: A rating is suspended when Fitch deems the amount of information available from the issuer to be inadequate for rating purposes.

WITHDRAWN: A rating will be withdrawn when an issue matures or is called or refinanced, and, at Fitch's discretion, when an issuer fails to furnish proper and timely information.


FITCHALERT: Ratings are placed on FitchAlert to notify investors of an occurrence that is likely to result in a rating change and the likely direction of such change. These are designated a "Positive," indicating a potential upgrade, "Negative," for potential downgrade, or "Evolving," where ratings may be lowered, FitchAlert is relatively short-term, and should be resolved within 12 months.

                       DUFF & PHELPS CREDIT RATING CO.

AAA: Bonds considered to be investment grade and of the highest credit quality. The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA: Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated "AAA." Because bonds rated in the "AAA" and "AA" categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated "D-1+".

A: Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB: Bonds considered to be investment grade and of satisfactory credit quality. The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB: Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B: Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC: Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

PLUS (+) OR MINUS (-): Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within a rating category. Plus and minus signs, however, are not used in the "AAA" category.

NR: Indicates that Duff & Phelps does not rate the specific issue.

                                                                    APPENDIX B
                         PORTFOLIO COMPOSITION CHART

The table below shows the percentages of the Emerging Market Fund's assets at June 30, 1996 invested in bonds assigned to the various rating categories by S&P, Moody's (provided only for bonds not rated by S&P), Fitch (provided only for bonds not rated by S&P or Moody's) and Duff & Phelps (provided only for bonds not rated by S&P, Moody's or Fitch) and in unrated bonds determined by MFS to be of comparable quality. For split rated bonds, the higher of S&P or Moody's is used. When neither an S&P or Moody's rating is available, secondary sources are selected in the following order: Fitch and Duff & Phelps.

                       MFS EMERGING MARKET INCOME FUND

                      COMPILED           UNRATED BONDS OF
  RATING              RATINGS            COMPARABLE QUALITY             TOTAL

  AAA/Aaa
  AA/Aa
  A/A                  8.91%                                             8.91%
  BBB/Baa
  BB/Ba               22.60%                                            22.60%
  B/B                  8.71%                    6.83%                   15.54%
  CCC/Caa
  CC/Ca
  C/C
  Default
                      ------                    -----                   ------
  Total               40.22%                    6.83%                   47.05%

The chart does not necessarily indicate what the composition of the Emerging Market Fund's portfolio will be in subsequent years. Rather, the Fund's investment objective, policies and restrictions indicate the extent to which the Fund may purchase securities in the various categories.

Investment Adviser
Massachusetts Financial Services Company
500 Boylston Street
Boston, MA 02116
(617) 954-5000
(800) 637-2262


Distributor
MFS Fund Distributors, Inc.
500 Boylston Street
Boston, MA 02116
(617) 954-5000

Custodian
State Street Bank and Trust Company
225 Franklin Street
Boston, MA 02110

Dividend Disbursing Agent
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


Shareholder Servicing Agent
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll-free: (800) 637-2262


Mailing Address
P.O. Box 1400
Boston, MA 02107-9906


Independent Auditors
Deloitte & Touche LLP
125 Summer Street
Boston, MA 02110

[GRAPHIC OMITTED - MFS LOGO]


MFS(R) INSTITUTIONAL WORLDWIDE FIXED INCOME FUND
MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
MFS(R) INSTITUTIONAL EMERGING MARKETS INCOME FUND
MFS(R) INSTITUTIONAL CORE PLUS FIXED INCOME FUND
MFS(R) INSTITUTIONAL RESEARCH FUND
MFS(R) INSTITUTIONAL MID-CAP GROWTH EQUITY FUND
MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

500 Boylston Street
Boston, MA 02116


                                                                     11/96

[graphic omitted: MFS logo]


MFS(R) INSTITUTIONAL WORLDWIDE FIXED INCOME FUND
MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
MFS(R) INSTITUTIONAL EMERGING MARKETS INCOME FUND
MFS(R) INSTITUTIONAL CORE PLUS FIXED INCOME FUND
MFS(R) INSTITUTIONAL RESEARCH FUND
MFS(R) INSTITUTIONAL MID-CAP GROWTH EQUITY FUND
MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

Each a Series of MFS Institutional Trust
500 Boylston Street, Boston, Massachusetts 02116
(617) 954-5000


                                                         STATEMENT OF
                                                         ADDITIONAL INFORMATION


                                                         November 1, 1996

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                                                                           Page
1.  Definitions ..................................................           2
2.  Investment Policies and Restrictions .........................           2
3.  Management of the Funds ......................................          15
        Trustees .................................................          15
        Officers .................................................          15

        Investment Adviser .......................................          16
        Custodian ................................................          17
        Shareholder Servicing Agent ..............................          17
        Distributor ..............................................          17
4.  Portfolio Transactions and Brokerage Commissions .............          17
5.  Tax Status ...................................................          18
6.  Determination of Net Asset Value and Performance .............          19
7.  Description of Shares, Voting Rights and Liabilities .........          21
8.  Independent Auditors and Financial Statements ................          22
Exhibit A - Trustee Compensation Table ...........................          23

This Statement of Additional Information, as amended or supplemented from time to time (the "SAI"), sets forth information which may be of interest to investors but which is not necessarily included in the Funds' Prospectus, dated November 1, 1996. This SAI should be read in conjunction with the Prospectus, a copy of which may be obtained without charge by contacting the Shareholder Servicing Agent (see back cover for address and phone number).

THIS SAI IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE INVESTORS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

1.  DEFINITIONS

   "Worldwide Fund"            -- MFS Institutional Worldwide Fixed
                                  Income Fund, a non-diversified series of MFS
                                  Institutional Trust.

   "Emerging Equities Fund"    -- MFS Institutional Emerging Equities Fund, a
                                  diversified series of MFS Institutional Trust.


   "Emerging Markets Fund"     -- MFS Institutional Emerging Markets Income
                                  Fund, a non-diversified series of MFS
                                  Institutional Trust.


   "Core Plus Fund"            -- MFS Institutional Core Plus Fixed Income
                                  Fund, a diversified series of MFS
                                  Institutional Trust.

   "Research Fund"             -- MFS Institutional Research Fund, a
                                  diversified series of MFS Institutional Trust.

   "Mid-Cap Fund"              -- MFS Institutional Mid-Cap Growth Equity
                                  Fund, a diversified series of MFS
                                  Institutional Trust.

   "International Equity Fund" -- MFS Institutional International Equity Fund,
                                  a diversified series of MFS Institutional
                                  Trust.

   "Funds"                     -- Worldwide Fund, Emerging Equities Fund,
                                  Emerging Markets Fund, Core Plus Fund,
                                  Research Fund, Mid-Cap Fund and International Equity Fund.

   "MFS" or the "Adviser"      -- Massachusetts Financial Services Company, a
                                  Delaware corporation.

   "MFD"                       -- MFS Fund Distributors, Inc., a Delaware
                                  Corporation


   "Prospectus"                -- The Prospectus of the Funds, dated November
                                  1, 1996, as amended or supplemented from time to time.

   "Trust"                     -- MFS Institutional Trust, a Massachusetts
                                  business trust. On June 1, 1992, the Trust changed its name from Public Funds Investment Trust. The Trust is currently comprised of seven series.


2.  INVESTMENT POLICIES AND RESTRICTIONS

INVESTMENT POLICIES. The investment objective(s) and policies of the Funds are described in the Prospectus. The following discussion of the Fund's investment policies and restrictions supplements and should be read in conjunction with the information set forth in the Prospectus.

EMERGING MARKET SECURITIES: The Emerging Markets Fund invests primarily in fixed income securities of government, government-related, supranational and corporate issuers located or primarily conducting their business in emerging markets. Each Fund may also invest in emerging market securities. Such invesRments entail significant risks as described in the Prospectus under the caption "Additional Risk Factors -- Emerging Market Securities" and as more fully described below.



COMPANY DEBT -- Governments of many emerging market countries have exercised and continue to exercise substantial influence over many aspects of the private sector through the ownership or control of many companies, including some of the largest in any given country. As a result, government actions in the future could have a significant effect on economic conditions in emerging markets, which in turn, may adversely affect companies in the private sector, general market conditions and prices and yields of certain of the securities in a Fund's portfolio. Expropriation, confiscatory taxation, nationalization, political, economic or social instability or other similar developments have occurred frequently over the history of certain emerging markets and could adversely affect a Fund's assets should these conditions recur.

SOVEREIGN DEBT -- Investment in sovereign debt can involve a high degree of risk. The governmental entity that controls the repayment of sovereign debt may not be able or willing to repay the principal and/or interest when due in accordance with the terms of such debt. A governmental entity's willingness or ability to repay principal and interest due in a timely manner may be affected by, among other factors, its cash flow situation, the extent of its foreign reserves, the availability of sufficient foreign exchange on the date a payment is due, the relative size of the debt service burden to the economy as a whole, the governmental entity's policy towards the International Monetary Fund, and the political constraints to which a governmental entity may be subject. Governmental entities may also be dependent on expected disbursements from foreign governments, multilateral agencies and others abroad to reduce principal and interest averages on their debt. The commitment on the part of these governments, agencies and others to make such disbursements may be conditioned on a governmental entity's implementation of economic reforms and/ or economic performance and the timely service of such debtor's obligations. Failure to implement such reforms, achieve such levels of economic performance or repay principal or interest when due may result in the cancellation of such third parties' commitments to lend funds to the governmental entity, which may further impair such debtor's ability or willingness to service its debts in a timely manner. Consequently, governmental entities may default on their sovereign debt. Holders of sovereign debt (including a Fund) may be requested to participate in the rescheduling of such debt and to extend further loans to governmental entities. There is no bankruptcy proceeding by which sovereign debt on which governmental entities have defaulted may be collected in whole or in part.

Emerging market governmental issuers are among the largest debtors to commercial banks, foreign governments, international financial organizations and other financial institutions. Certain emerging market governmental issuers have not been able to make payments of interest on or principal of debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The ability of emerging market governmental issuers to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. An emerging market whose exports are concentrated in a few commodities could be vulnerable to a decline in the international prices of one or more of those commodities. Increased protectionism on the part of an emerging market's trading partners could also adversely affect the country's exports and tarnish its trade account surplus, if any. To the extent that emerging markets receive payment for its exports in currencies other than dollars or non-emerging market currencies, its ability to make debt payments denominated in dollars or non-emerging market currencies could be affected.

To the extent that an emerging market country cannot generate a trade surplus, it must depend on continuing loans from foreign governments, multilateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of emerging markets to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of emerging market country governmental issuers to make payments on their obligations. In addition, the cost of servicing emerging market debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

Another factor bearing on the ability of emerging market countries to repay debt obligations is the level of international reserves of the country. Fluctuations in the level of these reserves affect the amount of foreign exchange readily available for external debt payments and thus could have a bearing on the capacity of emerging market countries to make payments on these debt obligations.

LIQUIDITY; TRADING VOLUME; REGULATORY OVERSIGHT -- The securities markets of emerging market countries are substantially smaller, less developed, less liquid and more volatile than the major securities markets in the U.S. Disclosure and regulatory standards are in many respects less stringent than U.S. standards. Furthermore, there is a lower level of monitoring and regulation of the markets and the activities of investors in such markets.

The limited size of many emerging market securities markets and limited trading volume in the securities of emerging market issuers compared to volume of trading in the securities of U.S. issuers could cause prices to be erratic for reasons apart from factors that affect the soundness and competitiveness of the securities issuers. For example, limited market size may cause prices to be unduly influenced by traders who control large positions. Adverse publicity and investors' perceptions, whether or not based on in-depth fundamental analysis, may decrease the value and liquidity of portfolio securities.

The risk also exists that an emergency situation may arise in one or more emerging markets as a result of which trading of securities may cease or may be substantially curtailed and prices for a Fund's securities in such markets may not be readily available. The Trust may suspend redemption of its shares for any period during which an emergency exists, as determined by the Securities and Exchange Commission (the "SEC"). Accordingly, if a Fund believes that appropriate circumstances exist, it will promptly apply to the SEC for a determination that an emergency is present. During the period commencing from a Fund's identification of such condition until the date of the SEC action, a Fund's securities in the affected markets will be valued at fair value determined in good faith by or under the direction of the Board of Trustees.

DEFAULT; LEGAL RECOURSE -- A Fund may have limited legal recourse in the event of a default with respect to certain debt obligations it may hold. If the issuer of a fixed-income security owned by a Fund defaults, that Fund may incur additional expenses to seek recovery. Debt obligations issued by emerging market governments differ from debt obligations of private entities; remedies from defaults on debt obligations issued by emerging market governments, unlike those on private debt, must be pursued in the courts of the defaulting party itself. A Fund's ability to enforce its rights against private issuers may be limited. The ability to attach assets to enforce a judgment may be limited. Legal recourse is therefore somewhat diminished. Bankruptcy, moratorium and other similar laws applicable to private issuers of debt obligations may be substantially different from those of other countries. The political context, expressed as an emerging market governmental issuer's willingness to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt may not contest payments to the holders of debt obligations in the event of default under commercial bank loan agreements.

INFLATION -- Many emerging markets have experienced substantial, and in some periods extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had and may continue to have adverse effects on the economies and securities markets of certain emerging market countries. In an attempt to control inflation, wage and price controls have been imposed in certain countries. Of these countries, some, in recent years, have begun to control inflation through prudent economic policies.

WITHHOLDING -- Income from securities held by a Fund could be reduced by a withholding tax on the source or other taxes imposed by the emerging market countries in which the Fund makes its investments. A Fund's net asset value may also be affected by changes in the rates or methods of taxation applicable to the Fund or to entities in which the Fund has invested. The Adviser will consider the cost of any taxes in determining whether to acquire any particular investments, but can provide no assurance that the taxes will not be subject to change.

FOREIGN CURRENCIES -- The Emerging Markets Fund may invest up to 100% of its assets in securities denominated in foreign currencies and international currency units and each other Fund may invest a portion of its assets in foreign currencies. Accordingly, changes in the value of these currencies and units against the U.S. dollar may result in corresponding changes in the U.S. dollar value of the Fund's assets denominated in those currencies and units.

Some emerging market countries also may have managed currencies, which are not free floating against the U.S. dollar. In addition, there is risk that certain emerging market countries may restrict the free conversion of their currencies into other currencies. Further, certain emerging market currencies may not be internationally traded. Certain of these currencies have experienced a steep devaluation relative to the U.S. dollar. Any devaluations in the currencies in which a Fund's portfolio securities are denominated may have a detrimental impact on the Fund's net asset value.

REPURCHASE AGREEMENTS: As described in the Prospectus, each Fund may enter into repurchase agreements with sellers who are member firms (or a subsidiary thereof) of the New York Stock Exchange or members of the Federal Reserve System, recognized domestic or foreign securities dealers or institutions which the Adviser has determined to be of comparable creditworthiness. The securities that a Fund purchases and holds have values that are equal to or greater than the repurchase price agreed to be paid by the seller. The repurchase price may be higher than the purchase price, the difference being income to a Fund, or the purchase and repurchase prices may be the same, with interest at a standard rate due to a Fund together with the repurchase price on repurchase.

The repurchase agreement provides that in the event the seller fails to pay the price agreed upon on the agreed upon delivery date or upon demand, as the case may be, a Fund will have the right to liquidate the securities. If at the time the Fund is contractually entitled to exercise its right to liquidate the securities, the seller is subject to a proceeding under the bankruptcy laws or its assets are otherwise subject to a stay order, the Fund's exercise of its right to liquidate the securities may be delayed and result in certain losses and costs to the Fund. Each Fund has adopted and follows procedures which are intended to minimize the risks of repurchase agreements. For example, each Fund only enters into repurchase agreements after the Adviser has determined that the seller is creditworthy, and the Adviser monitors that seller's creditworthiness on an ongoing basis. Moreover, under such agreements, the value of the securities (which are marked to market every business day) is required to be greater than the repurchase price, and each Fund has the right to make margin calls at any time if the value of the securities falls below the agreed upon margin.


LENDING OF PORTFOLIO SECURITIES: Each Fund may seek to increase its income by lending portfolio securities to entities deemed creditworthy by the Adviser. Such loans would be required to be secured continuously by collateral in cash, U.S. Government securities or an irrevocable letter of credit maintained on a current basis at an amount at least equal to the market value of the securities loaned. A Fund would have the right to call a loan and obtain the securities loaned at any time on customary industry settlement notice (which will usually not exceed five days). During the existence of a loan, a Fund would continue to receive the equivalent of the interest or dividends paid by the issuer on the securities loaned and would also receive compensation based on investment of the cash collateral or a fee. The Fund would not, however, have the right to vote any securities having voting rights during the existence of the loan, but would call the loan in anticipation of an important vote to be taken among holders of the securities or of the giving or withholding of their consent on a material matter affecting the investment. As with other extensions of credit there are risks of delay in recovery or even loss of rights in the collateral should the borrower of the securities fail financially. However, the loans would be made only to firms deemed by the Adviser to be of good standing, and when, in the judgment of the Adviser, the consideration which could be earned currently from securities loans of this type justifies the attendant risk. If the Adviser determines to make securities loans, it is not intended that the value of the securities loaned would exceed 30% of the value of each Fund's total assets.


FOREIGN SECURITIES: Each Fund may invest in foreign securities as discussed in the Prospectus. Investments in foreign issues involve considerations and possible risks not typically associated with investments in securities issued by domestic companies or with debt securities issued by foreign governments. There may be less publicly available information about a foreign company than about a domestic company, and many foreign companies are not subject to accounting, auditing and financial reporting standards and requirements comparable to those to which U.S. companies are subject. Foreign securities markets, while growing in volume, have substantially less volume than U.S markets, and securities of many foreign companies are less liquid and their prices more volatile than securities of comparable domestic companies. Fixed brokerage commissions and other transaction costs on foreign securities exchanges are generally higher than in the U.S. There is also less government supervision and regulation of exchanges, brokers and issuers in foreign countries than there is in the U.S.

WHEN-ISSUED OR FORWARD DELIVERY SECURITIES: If a Fund commits to purchase a security on a "when-issued" or "forward delivery" basis, it will set up procedures consistent with the General Statement of Policy of the SEC concerning such purchases. Since that policy currently recommends that an amount of a Fund's assets equal to the amount of the purchase be held aside or segregated to be used to pay for the commitment, the Fund will always have cash, short-term money market instruments or high quality debt securities sufficient to cover any commitments. However, although each Fund does not intend to make such purchases for speculative purposes and intends to adhere to the provisions of the SEC policy, purchases of securities on such bases may involve more risk than other types of purchases. For example, a Fund may have to sell assets which have been set aside in order to meet redemptions. Also, if a Fund determines it necessary to sell the "when-issued" or "forward delivery" securities before delivery, it may incur a loss because of market fluctuations since the time the commitment to purchase such securities was made.


AMERICAN DEPOSITARY RECEIPTS: American Depositary Receipts ("ADRs") are certificates issued by a U.S. depository (usually a bank) and represent a specified quantity of shares of an underlying non-U.S. stock on deposit with a custodian bank as collateral. ADRs may be sponsored or unsponsored. A sponsored ADR is issued by a depository which has an exclusive relationship with the issuer of the underlying security. An unsponsored ADR may be issued by any number of U.S. depositories. Under the terms of most sponsored arrangements, depositories agree to distribute notices of shareholder meetings and voting instructions, and to provide shareholder communications and other information to the ADR holders at the request of the issuer of the deposited securities. The depository of an unsponsored ADR, on the other hand, is under no obligation to distribute shareholder communications received from the issuer of the deposited securities or to pass through voting rights to ADR holders in respect of the deposited securities. Each Fund except the Core Plus Fund and the Emerging Markets Fund may invest in either type of ADR. Although the U.S. investor holds a substitute receipt of ownership rather than direct stock certificates, the use of the depository receipts in the United States can reduce costs and delays as well as potential currency exchange and other difficulties. A Fund may purchase securities in local markets and direct delivery of these ordinary shares to the local depository of an ADR agent bank in the foreign country. Simultaneously, the ADR agents create a certificate which settles at the Fund's custodian in five days. A Fund may also execute trades on the U.S. markets using existing ADRs. A foreign issuer of the security underlying an ADR is generally not subject to the same reporting requirements in the United States as a domestic issuer. Accordingly the information available to a U.S. investor will be limited to the information the foreign issuer is required to disclose in its own country and the market value of an ADR may not reflect undisclosed material information concerning the issuer of the underlying security. ADRs may also be subject to exchange rate risks if the underlying foreign securities are denominated in foreign currency.


INVESTMENT IN OTHER INVESTMENT COMPANIES: A Fund's investment in other investment companies, as described in the Prospectus, is limited in amount by the Investment Company Act of 1940, as amended (the "1940 Act"), so that a Fund may purchase shares in another investment company unless (i) such a purchase would cause a Fund to own in aggregate more than 3% of the total outstanding voting stock of the company or (ii) such a purchase would cause a Fund to have more than 5% of its total assets invested in one investment company or more than 10% of its total assets invested in aggregate in all other investment companies. Such investment may also involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and the total return on such investment will be reduced by the operating expenses and fees of such other investment companies, including advisory fees.

LOANS AND OTHER DIRECT INDEBTEDNESS: The Emerging Markets Fund, the Mid-Cap Fund and the International Equity Fund may purchase loans and other direct indebtedness. In purchasing a loan, a Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate, governmental or other borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer a Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated.

These loans are made generally to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities. Such loans are typically made by a syndicate of lending institutions, represented by an agent lending institution which has negotiated and structured the loans and is responsible for collecting interest, principal and other amounts due on its own behalf and on behalf of the others in the syndicate, and for enforcing its and their other rights against the borrower. Alternatively, such loans may be structured as a novation, pursuant to which a Fund would assume all of the rights of the lending institution in a loan, or as an assignment, pursuant to which a Fund would purchase an assignment of a portion of a lender's interest in a loan either directly from the lender or through an intermediary. The Mid-Cap Fund and the International Equity Fund may also purchase trade or other claims against companies, which generally represent money owed by the company to a supplier of goods or services. These claims may also be purchased at a time when the company is in default.

Certain of the loans acquired by a Fund may involve revolving credit facilities or other standby financing commitments which obligate a Fund to pay additional cash or a certain date or on demand. These commitments may have the effect of requiring a Fund to increase its investment in a company at a time when the Fund might not otherwise decide to do so (including at a time when the company's financial condition makes it unlikely that such amounts will be repaid). To the extent that a Fund is committed to advance additional funds, it will at all times hold and maintain in a segregated account cash or other high grade debt obligations in an amount sufficient to meet such commitments.

A Fund's ability to receive payments of principal, interest and other amounts due in connection with these investments will depend primarily on the financial condition of the borrower. Direct indebtedness of developing countries involves the risk that the governmental entities responsible for the repayment of the note may be unable, or unwilling, to pay interest and repay principal where due. In selecting the loans and other direct investments which a Fund will purchase, the Adviser will rely upon its (and not that of the original lending institution's) own credit analysis of the borrower. As a Fund may be required to rely upon another lending institution to collect and pass on to the Fund amounts payable with respect to the loan and to enforce a Fund's rights under the loan, an insolvency, bankruptcy or reorganization of the lending institution may delay or prevent a Fund from receiving such amounts. In such cases, a Fund will evaluate the creditworthiness of the lending institution and will treat both the borrower and the lending institution as an "issuer" of the loan participation for purposes of certain investment restrictions pertaining to the diversification of that Fund's portfolio investments. The highly leveraged nature of many such loans may make such loans especially vulnerable to adverse changes in economic or market conditions. Investments in such loans may involve additional risks to a Fund. For example, if a loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. In addition, it is conceivable that under emerging legal theories of lender liability, a Fund could be held liable as a co-lender. It is unclear whether loans and other forms of direct indebtedness offer securities law protections against fraud and misrepresentation. In the absence of definitive regulatory guidance, a Fund relies on the Adviser's research in an attempt to avoid situations where fraud or misrepresentation could adversely affect the Fund. In addition, loans and other direct investments may not be in the form of securities or may be subject to restrictions on transfer, and only limited opportunities may exist to resell such instruments. As a result, a Fund may be unable to sell such investments at an opportune time or may have to resell them at less than fair market value. To the extent that the Adviser determines that any such investments are illiquid, each Fund will include them in the investment limitations described below.

MORTGAGE "DOLLAR ROLL" TRANSACTIONS: As described in the Prospectus, the Core Plus Fund may enter into mortgage "dollar roll" transactions pursuant to which it sells mortgage-backed securities for delivery in the future and simultaneously contracts to repurchase substantially similar securities on a specified future date. During the roll period, the Fund fore-goes principal and interest paid on the mortgage-backed securities. The Fund is compensated for the lost interest by the difference between the current sales price and the lower price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale. The Fund may also be compensated by receipt of a commitment fee.

COLLATERALIZED MORTGAGE OBLIGATIONS AND MULTICLASS PASS-THROUGH SECURITIES:
The Core Plus Fund may invest a portion of its assets in collateralized mortgage obligations or "CMOs," which are debt obligations collateralized by mortgage loans or mortgage pass-through securities. Typically, CMOs are collateralized by certificates issued by the Government National Mortgage Association ("GNMA"), the Federal National Mortgage Association ("FNMA"), or the Federal Home Loan Mortgage Association ("FHLMC"), but also may be collateralized by whole loans or private mortgage pass-through securities (such collateral collectively hereinafter referred to as "Mortgage Assets"). The Core Plus Fund may also invest a portion of its assets in multiclass pass-through securities which are equity interests in a trust composed of Mortgage Assets. Unless the context indicates otherwise, all references herein to CMOs include multiclass pass-through securities. Payments of principal of and interest on the Mortgage Assets, and any reinvestment income thereon, provide the funds to pay debt service on the CMOs or make scheduuled distributions on the multiclass pass-through securities. CMOs may be issued by agencies or instrumentalities of the United States government or by private originators of, or investors in, mortgage loans, including savings and loan associations, mortgage banks, commercial banks, investment banks and special purpose subsidiaries of the foregoing. The issuer of a series of CMOs may elect to be treated as a Real Estate Mortgage Investment Conduit (a "REMIC").

In a CMO, a series of bonds or certificates are usually issued in multiple classes with different maturities. Each class of CMOs, often referred to as a "tranche," is issued at a specific fixed or floating coupon rate and has a stated maturity or final distribution date. Principal prepayments on the Mortgage Assets may cause the CMOs to be retired substantially earlier than their stated maturities or final distribution dates, resulting in a loss of all or a part of the premium if any has been paid. Interest is paid or accrues on all classes of the CMOs on a monthly, quarterly or semiannual basis. The principal of and interest on the Mortgage Assets may be allocated among the several classes of a series of a CMO in innumerable ways. In a common structure, payments of principal, including any principal prepayments, on the Mortgage Assets are applied to the classes of the series of a CMO in the order of their respective stated maturities or final distribution dates, so that no payment of principal will be made on any class of CMOs until all other classes having an earlier stated maturity or final distribution date have been paid in full. Certain CMOs may be stripped (securities which provide only the principal or interest factor of the underlying security). See "Stripped Mortgage-Backed Securities" below for a discussion of the risks of investing in these stripped securities and of investing in classes consisting primarily of interest payments or principal payments.

The Core Plus Fund may also invest in parallel pay CMOs and Planned Amortization Class CMOs ("PAC Bonds"). Parallel pay CMOs are structured to provide payments of principal on each payment date to more than one class. These simultaneous payments are taken into account in calculating the stated maturity date or final distribution date of each class, which, as with other CMO structures, must be retired by its stated maturity date or final distribution date, but may be retired earlier. PAC Bonds generally require payments of a specified amount of principal on each payment date. PAC Bonds are always parallel pay CMOs with the required principal payment on such securities having the highest priority after interest has been paid to all classes.


STRIPPED MORTGAGE-BACKED SECURITIES: The Core Plus Fund may invest a portion of its assets in stripped mortgage-backed securities ("SMBS") which are derivative multiclass mortgage securities issued by agencies of or instrumentalities of the U.S. Government, or by private originators of, or investors in mortgage loans, including savings and loan institutions, mortgage banks, commmercial banks and investment banks.


SMBS are usually structured with two classes that receive different proportions of the interest and principal distributions from a pool of mortgage assets. A common type of SMBS will have one class receiving some of the interest and most of the principal from the Mortgage Assets, while the other class will receive most of the interest and the remainder of the principal. In the most extreme case, one class will receive all of the interest (the interest-only or "IO" class) while the other class will receive all of the principal (the principal-only or "PO" class). The yield to maturity on an IO is extremely sensitive to the rate of principal payments, including prepayments on the related underlying Mortgage Assets, and a rapid rate of principal payments may have a material adverse effect on such security's yield to maturity. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, the Core Plus Fund may fail to fully recoup its initial investment in these securities. The market value of the class consisting primarily or entirely of principal payments generally is unusually volatile in response to changes in interest rates. Because SMBS were only recently introduced, established trading markets for these securities have not yet developed, although the securities are traded among institutional investors and investment banking firms.

MORTGAGE PASS-THROUGH SECURITIES: The Core Plus Fund may invest in mortgage pass-through securities as described in the Prospectus. Interests in pools of mortgage-related securities differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a monthly payment which consists of both interest and principal payments. In effect, these payments are a "pass-through" of the monthly payments made by the individual borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by prepayments of principal resulting from the sale, refinancing or foreclosure of the underlying property, net of fees or costs which may be incurred. Some mortgage pass-through securities (such as securities issued by GNMA, are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgages in the mortgage pool, net of certain fees, at the scheduled payment dates regardless of whether the mortgagor actually makes the payment.

The principal governmental guarantor of mortgage pass-through securities is GNMA. GNMA is a wholly owned U.S. Government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. Government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks and mortgage bankers) and backed by pools of FHA-insured or VA-guaranteed mortgages. These guarantees, however, do not apply to the market value or yield of mortgage pass-though securities. GNMA securities are often purchased at a premium over the maturity value of the underlying mortgages. This premium is not guaranteed and will be lost if prepayment occurs.

Government-related guarantors (i.e., those whose guarantees are not backed by the full faith and credit of the U.S. Government) include FNMA and FHLMC. FNMA is a government-sponsored corporation owned entirely by private stockholders. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional residential mortgages (i.e., mortgages not insured or guaranteed by any governmental agency) from a list of approved seller/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions and mortgage bankers. Pass-through securities issued by FNMA are guaranteed as to timely payment by FNMA of principal and interest.

FHLMC was created by Congress in 1970 as a corporate instrumentality of the U.S. Government for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs") which represent interests in conventional mortgages (i.e., not federally insured or guaranteed) from FHLMC's national portfolio. FHLMC guarantees timely payment of interest and ultimate collection of principal regardless of the status of the underlying mortgage loans.

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers and other secondary market issuers also create pass-through pools of mortgage loans. Such issuers may also be the originators and/or servicers of the underlying mortgage-related securities. Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools because there are no direct or indirect government or agency guarantees of payments in the former pools. However, timely payment of interest and principal of mortgage loans in these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers and the mortgage poolers. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements. The Fund may also buy mortgage-related securities without insurance or guarantees.

OPTIONS ON SECURITIES: Each Fund may write (sell) covered call and put options on securities ("Options") and purchase call and put Options. A Fund may write Options for the purpose of attempting to increase its return and for hedging purposes. In particular, if a Fund writes an Option which expires unexercised or is closed out by the Fund at a profit, the Fund retains the premium paid for the Option less related transaction costs, which increases its gross income and offsets in part the reduced value of the portfolio security in connection with which the Option is written, or the increased cost of portfolio securities to be acquired. In contrast, however, if the price of the security underlying the Option moves adversely to the Fund's position, the Option may be exercised and the Fund will then be required to purchase or sell the security at a disadvantageous price, which might only partially be offset by the amount of the premium.

A Fund may write Options in connection with buy-and-write transactions; that is, the Fund may purchase a security and then write a call Option against that security. The exercise price of the call Option a Fund determines to write depends upon the expected price movement of the underlying security. The exercise price of a call Option may be below ("in-the-money"), equal to ("at-the-money") or above ("out-of-the-money") the current value of the underlying security at the time the Option is written.

The writing of covered put Options is similar in terms of risk/return characteristics to buy-and-write transactions. Put Options may be used by a Fund in the same market environments in which call Options are used in equivalent buy-and-write transactions.

A Fund may also write combinations of put and call Options on the same security, a practice known as a "straddle." By writing a straddle, a Fund undertakes a simultaneous obligation to sell or purchase the same security in the event that one of the Options is exercised. If the price of the security subsequently rises sufficiently above the exercise price to cover the amount of the premium and transaction costs, the call will likely be exercised and a Fund will be required to sell the underlying security at a below market price. This loss may be offset, however, in whole or in part, by the premiums received on the writing of the two Options. Conversely, if the price of the security declines by a sufficient amount, the put will likely be exercised. The writing of straddles will likely be effective, therefore, only where the price of a security remains stable and neither the call nor the put is exercised. In an instance where one of the Options is exercised, the loss on the purchase or sale of the underlying security may exceed the amount of the premiums received.

By writing a call Option on a portfolio security, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the Option. By writing a put Option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price above its then current market value, resulting in a loss unless the security subsequently appreciates in value. The writing of Options will not be undertaken by each Fund solely for hedging purposes, and may involve certain risks which are not present in the case of hedging transactions. Moreover, even where Options are written for hedging purposes, such transactions will constitute only a partial hedge against declines in the value of portfolio securities or against increases in the value of securities to be acquired, up to the amount of the premium.

A Fund may also purchase put and call Options. Put Options are purchased to hedge against a decline in the value of securities held in the Fund's portfolio. If such a decline occurs, the put Options will permit the Fund to sell the securities underlying such Options at the exercise price, or to close out the Options at a profit. A Fund will purchase call Options to hedge against an increase in the price of securities that the Fund anticipates purchasing in the future. If such an increase occurs, the call Option will permit the Fund to purchase the securities underlying such Option at the exercise price or to close out the Option at a profit. The premium paid for a call or put Option plus any transaction costs will reduce the benefit, if any, realized by the Fund upon exercise of the Option, and, unless the price of the underlying security rises or declines sufficiently, the Option may expire worthless to the Fund. In addition, in the event that the price of the security in connection with which an Option was purchased moves in a direction favorable to a Fund, the benefits realized by a Fund as a result of such favorable movement will be reduced by the amount of the premium paid for the Option and related transaction costs.

The staff of the SEC has taken the position that purchased over-the-counter options and certain assets used to cover written over-the-counter options are illiquid and, therefore, together with other illiquid securities, cannot exceed a certain percentage of the Fund's assets (the "SEC illiquidity ceiling"). Although the Adviser disagrees with this position, the Adviser intends to limit each Fund's writing of over-the-counter options in accordance with the following procedure. Except as provided below, each Fund intends to write over-the-counter options only with primary U.S. Government securities dealers recognized by the Federal Reserve Bank of New York. Also, the contracts each Fund has in place with such primary dealers will provide that the Fund has the absolute right to repurchase an option it writes at any time at a price which represents the fair market value, as determined in good faith through negotiation between the parties, but which in no event will exceed a price determined pursuant to a formula in the contract. Although the specific formula may vary between contracts with different primary dealers, the formula will generally be based on a multiple of the premium received by a Fund for writing the option, plus the amount, if any, of the option's intrinsic value (i.e., the amount that the option is in-the-money). The formula may also include a factor to account for the difference between the price of the security and the strike price of the option if the option is written out-of-the-money. A Fund will treat all or a portion of the formula as illiquid for purposes of the SEC illiquidity ceiling imposed by the SEC staff. A Fund may also write over-the-counter options with non-primary dealers, including foreign dealers, and will treat the assets used to cover these options as illiquid for purposes of such SEC illiquidity ceiling.

OPTIONS ON STOCK INDICES: Each fund except the Worldwide Fund, the Emerging Markets Fund and the Core Plus Fund may write (sell) covered call and put options and purchase call and put options on stock indices ("Options on Stock Indices"). Each Fund may cover call Options on Stock Indices by owning securities whose price changes, in the opinion of the Adviser, are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional cash consideration held in a segregated account by its custodian) upon conversion or exchange of other securities in its portfolio. Where a Fund covers a call option on a stock index through ownership of securities, such securities may not match the composition of the index and, in that event, the Fund will not be fully covered and could be subject to risk of loss in the event of adverse changes in the value of the index. A Fund may also cover call options on stock indices by holding a call on the same index and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. A Fund may cover put options on stock indices by maintaining cash or cash equivalents with a value equal to the exercise price in a segregated account with its custodian, or else by holding a put on the same security and in the same principal amount as the put written where the exercise price of the put held (a) is equal to or greater than the exercise price of the put written or (b) is less than the exercise price of the put written if the difference is maintained by the Fund in cash or cash equivalents in a segregated account with its custodian. Put and call options on stock indices may also be covered in such other manner as may be in accordance with the rules of the exchange on which, or the counterparty with which, the option is traded and applicable laws and regulations.

A Fund will receive a premium from writing a put or call option on a stock index, which increases the Fund's gross income in the event the option expires unexercised or is closed out at a profit. If the value of an index on which a Fund has written a call option falls or remains the same, the Fund will realize a profit in the form of the premium received (less transaction costs) that could offset all or a portion of any decline in the value of the securities it owns. If the value of the index rises, however, a Fund will realize a loss in its call option position, which will reduce the benefit of any unrealized appreciation in the Fund's stock investment. By writing a put option, a Fund assumes the risk of a decline in the index. To the extent that the price changes of securities owned by the Fund correlate with changes in the value of the index, writing covered put options on indexes will increase a Fund's losses in the event of a market decline, although such losses will be offset in part by the premium received for writing the option.

Each Fund except the Worldwide Fund, the Emerging Markets Fund and the Core Plus Fund may also purchase put options on stock indices to hedge their investments against a decline in value. By purchasing a put option on a stock index, a Fund will seek to offset a decline in the value of securities it owns through appreciation of the put option. If the value of a Fund's investments does not decline as anticipated, or if the value of the option does not increase, a Fund's loss will be limited to the premium paid for the option plus related transaction costs. The success of this strategy will largely depend on the accuracy of the correlation between the changes in value of the index and the changes in value of a Fund's security holdings.

The purchase of call options on stock indices may be used by a Fund to attempt to reduce the risk of missing a broad market advance, or an advance in an industry or market segment, at a time when a Fund holds uninvested cash or short-term debt securities awaiting investment. When purchasing call options for this purpose, a Fund will also bear the risk of losing all or a portion of the premium paid if the value of the index does not rise. The purchase of call options on stock indices when a Fund is substantially fully invested is a form of leverage, up to the amount of the premium and related transaction costs, and involves risks of loss and of increased volatility similar to those involved in purchasing calls on securities a Fund owns.

YIELD CURVE OPTIONS: The Worldwide Fund, the Emerging Markets Fund and the Core Plus Fund may enter into options on the yield "spread" or yield differential between two securities, transactions referred to as a "yield curve" options. In contrast to other types of options, a yield curve option is based on the difference between the yields of designated securities, rather than the prices of the individual securities, and is settled through cash payments. Accordingly, a yield curve option is profitable to the holder if this differential widens (in the case of a call) or narrows (in the case of a put), regardless of whether the yields of the underlying securities increase or decrease.

Yield curve options may be used for the same purposes as other options on securities. Specifically, a Fund may purchase or write such options for hedging purposes. For example, a Fund may purchase a call option on the yield spread between two securities, if it owns one of the securities and anticipates purchasing the other security and wants to hedge against an adverse change in the yield spread between the two securities. The Worldwide Fund, the Emerging Markets Fund and the Core Plus Fund may also purchase or write yield curve options for other than hedging purposes (i.e., in an effort to increase its current income) if, in the judgment of the Adviser, the Fund will be able to profit from movements in the spread between the yields of the underlying securities. The trading of yield curve options is subject to all of the risks associated with the trading of other types of options. In addition, however, such options present risk of loss even if the yield of one of the underlying securities remains constant, if the spread moves in a direction or to an extent which was not anticipated. Yield curve options written by a Fund will be "covered." A call (or put) option is covered if a Fund holds another call (or put) option on the spread between the same two securities and maintains in a segregated account with its custodian cash or cash equivalents sufficient to cover the Fund's net liability under the two options. Therefore, a Fund's liability for such a covered option is generally limited to the difference between the amount of the Fund's liability under the option written by the Fund less the value of the option held by the Fund. Yield curve options may also be covered in such other manner as may be in accordance with the requirements of the counter party with which the option is traded and applicable laws and regulations. Yield curve options are traded over-the-counter, and because they have been only recently introduced, established trading markets for these securities have not yet developed. Because these securities are traded over-the-counter, the SEC has taken the position that yield curve options are illiquid and, therefore, cannot exceed the SEC illiquidity ceiling. See "Options on Securities" above for a discussion of the policies the Adviser intends to follow to limit a Fund's investment in these securities.

FUTURES CONTRACTS: Each Fund may enter into contracts for the purchase or sale for future delivery of securities or foreign currencies or contracts based on indexes of securities as such instruments become available for trading ("Futures Contracts"). This investment technique is designed to hedge (i.e., to protect) against anticipated future changes in interest or exchange rates which otherwise might adversely affect the value of the Fund's portfolio securities or adversely affect the prices of long-term bonds or other securities which each Fund intends to purchase at a later date. Futures Contracts may also be entered into for non-hedging purposes to the extent permitted by applicable law. A "sale" of a Futures Contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A "purchase" of a Futures Contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

While Futures Contracts provide for the delivery of securities or currencies, such deliveries are very seldom made. Generally, a Futures Contract is terminated by entering into an offsetting transaction. A Fund will incur brokerage fees when it purchases and sells Futures Contracts. At the time such a purchase or sale is made, a Fund must allocate cash or securities as a margin deposit ("initial deposit"). It is expected that the initial deposit will vary but may be as low as 5% or less of the value of the contract. The Futures Contract is valued daily thereafter and the payment of "variation margin" may be required to be paid or received, so that each day a Fund may provide or receive cash that reflects the decline or increase in the value of the contract.

The purpose of the purchase or sale of a Futures Contract, for hedging purposes in the case of a portfolio holding long-term debt securities, is to protect a Fund from fluctuations in interest rates without actually buying or selling long-term debt securities. For example, if a Fund owned long-term bonds and interest rates were expected to increase, the Fund might enter into Futures Contracts for the sale of debt securities. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the Fund's Futures Contracts should increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. A Fund could accomplish similar results by selling bonds with long maturities and investing in bonds with short maturities when interest rates are expected to increase or by buying bonds with long maturities and selling bonds with short maturities when interest rates are expected to decline. However, since the futures market is more liquid than the cash market, the use of Futures Contracts as an investment technique allows a Fund to maintain a defensive position without having to sell its portfolio securities. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

Similarly, when it is expected that interest rates may decline, Futures Contracts may be purchased to hedge against anticipated purchases of long-term bonds at higher prices. Since the fluctuations in the value of Futures Contracts should be similar to that of long-term bonds, a Fund could take advantage of the anticipated rise in the value of long-term bonds without actually buying them until the market had stabilized. At that time, the Futures Contracts could be liquidated and a Fund could buy long-term bonds on the cash market. Purchases of Futures Contracts would be particularly appropriate when the cash flow from the sale of new shares of a Fund could have the effect of diluting dividend earnings. To the extent a Fund enters into Futures Contracts for this purpose, the assets in the segregated asset account maintained to cover a Fund's obligations with respect to such Futures Contracts will consist of cash, cash equivalents or short-term money market instruments from the portfolio of the Fund in an amount equal to the difference between the fluctuating market value of such Futures Contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such Futures Contracts, thereby assuring that the transactions are unleveraged.

Futures Contracts on foreign currencies may be used in a similar manner, in order to protect against declines in the dollar value of portfolio securities denominated in foreign currencies, or increases in the dollar value of securities to be acquired.

A Futures Contract on an index of securities provides for the making and acceptance of a cash settlement based on changes in value of the underlying index. The Emerging Equities Fund, the Mid-Cap Fund, the International Equity Fund and the Research Fund may enter into stock index futures contracts in order to protect the Fund's current or intended stock investments from broad fluctuations in stock prices and for non-hedging purposes to the extent permitted by applicable law. For example, a Fund may sell stock index futures contracts in anticipation of or during a market decline to attempt to offset the decrease in market value of the Fund's securities portfolio that might otherwise result. If such decline occurs, the loss in value of portfolio securities may be offset, in whole or in part, by gains on the futures position. When a Fund is not fully invested in the securities market and anticipates a significant market advance, it may purchase stock index futures contracts in order to gain rapid market exposure that may, in part or in whole, offset increases in the cost of securities that Fund intends to purchase. As such acquisitions are made, the corresponding positions in stock index futures contracts will be closed out. In a substantial majority of these transactions, a Fund will purchase such securities upon the termination of the futures position, but under unusual market conditions, a long futures position may be terminated without a related purchase of securities. Futures Contracts on other securities indices may be used in a similar mannner in order to protect the portfolio from broad fluctuations in securities prices and for non-hedging purposes to the extent permitted by applicable law.

OPTIONS ON FUTURES CONTRACTS: Each Fund may write and purchase options to buy or sell Futures Contracts ("Options on Futures Contracts"). The writing of a call Option on a Futures Contract constitutes a partial hedge against declining prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is below the exercise price, a Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put Option on a Futures Contract constitutes a partial hedge against increasing prices of the security or currency underlying the Futures Contract. If the futures price at expiration of the option is higher than the exercise price, a Fund will retain the full amount of the option premium, less related transaction costs, which provides a partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option a Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, a Fund's losses from existing Options on Futures Contracts may to some extent be reduced or increased by changes in the value of portfolio securities.

A Fund may purchase Options on Futures Contracts for hedging purposes as an alternative to purchasing or selling the underlying Futures Contracts, or for non-hedging purposes to the extent permitted by applicable law. For example, where a decrease in the value of portfolio securities is anticipated as a result of a projected market-wide decline, a rise in interest rates or a decline in the dollar value of foreign currencies in which portfolio securities are denominated, a Fund may, in lieu of selling Futures Contracts, purchase put options thereon. In the event that such decrease in portfolio value occurs, it may be offset, in whole or part, by a profit on the option. Conversely, where it is projected that the value of securities to be acquired by a Fund will increase prior to acquisition, due to a market advance, or a decline in interest rates or a rise in the dollar value of foreign currencies in which securities to be acquired are denominated, a Fund may purchase call Options on Futures Contracts, rather than purchasing the underlying Futures Contracts. As in the case of Options, the writing of Options on Futures Contracts may require a Fund to forego all or a portion of the benefits of favorable movements in the price of portfolio securities, and the purchase of Options on Futures Contracts may require a Fund to forego all or a portion of such benefits up to the amount of the premium paid and related transaction costs. Transactions entered into for non-hedging purposes include greater risk, including the risk of losses which are not offset by gains on other portfolio assets.

FORWARD CONTRACTS: Each Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific currency at a future date at a price set at the time of the contract (a "Forward Contract"). A Fund may enter into Forward Contracts for hedging purposes as well as for non-hedging purposes. A Fund may also enter into Forward Contracts for "cross hedging" purposes as noted in the Prospectus. Transactions in Forward Contracts entered into for hedging purposes will include forward purchases or sales of foreign currencies for the purpose of protecting the dollar value of securities denominated in a foreign currency or protecting the dollar equivalent of interest or dividends to be paid on such securities. By entering into such transactions, however, a Fund may be required to forego the benefits of advantageous changes in exchange rates. A Fund may also enter into transactions in Forward Contracts for other than hedging purposes, which presents greater profit potential but also involves increased risk. For example, if the Adviser believes that the value of a particular foreign currency will increase or decrease relative to the value of the U.S. dollar, a Fund may purchase or sell such currency, respectively, through a Forward Contract. If the expected changes in the value of the currency occur, a Fund will realize profits which will increase its gross income. Where exchange rates do not move in the direction or to the extent anticipated, however, a Fund may sustain losses which will reduce its gross income. Such transactions, therefore, could be considered speculative.

Each Fund has established procedures consistent with statements by the SEC and its staff regarding the use of Forward Contracts by registered investment companies, which require the use of segregated assets or "cover" in connection with the purchase and sale of such contracts. In those instances in which a Fund satisfies this requirement through segregation of assets, it will maintain, in a segregated account, cash, cash equivalents or high grade debt securities, which will be marked to market on a daily basis, in an amount equal to the value of its commitments under Forward Contracts.

OPTIONS ON FOREIGN CURRENCIES: Each Fund except the Emerging Equities Fund may purchase and write put and call options on foreign currencies ("Options on Foreign Currencies") for the purpose of protecting against declines in the dollar value of foreign portfolio securities and against increases in the dollar cost of foreign securities to be acquired. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, a Fund may purchase put options on the foreign currency. If the value of the currency did decline, a Fund would have the right to sell such currency for a fixed amount in dollars and would thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, a Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to a Fund deriving from purchases of foreign currency options would be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, a Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

A Fund may write Options on Foreign Currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign-denominated securities due to adverse fluctuations in exchange rates it may, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurred, the option would most likely not be exercised, and the diminution in value of portfolio securities would be offset by the amount of the premium received less related transaction costs. As in the case of other types of options, therefore, the writing of Options on Foreign Currencies will constitute only a partial hedge.

RISK FACTORS: IMPERFECT CORRELATION OF HEDGING INSTRUMENTS WITH THE FUND'S PORTFOLIO -- Each Fund's ability effectively to hedge all or a portion of its portfolio through transactions in options, Futures Contracts, and Forward Contracts will depend on the degree to which price movements in the underlying instruments correlate with price movements in the relevant portion of that Fund's portfolio. If the values of portfolio securities being hedged do not move in the same amount or direction as the instruments underlying options, Futures Contracts or Forward Contracts traded, a Fund's hedging strategy may not be successful and a Fund could sustain losses on its hedging strategy which would not be offset by gains on its portfolio. It is also possible that there may be a negative correlation between the instrument underlying an option, Future Contract or Forward Contract traded and the portfolio securities being hedged, which could result in losses both on the hedging transaction and the portfolio securities. In such instances, a Fund's overall return could be less than if the hedging transaction had not been undertaken. In the case of futures and options based on an index of securities or individual fixed income securities, the portfolio will not duplicate the components of the index, and in the case of futures and options on fixed income securities, the portfolio securities which are being hedged may not be the same type of obligation underlying such contract. As a result, the correlation probably will not be exact. Consequently, a Fund bears the risk that the price of the portfolio securities being hedged will not move in the same amount or direction as the underlying index or obligation. In addition, where a Fund enters into Forward Contracts as a "cross hedge" (i.e., the purchase or sale of a Forward Contract on one currency to hedge against risk of loss arising from changes in value of a second currency), a Fund incurs the risk of imperfect correlation between changes in the values of the two currencies, which could result in losses.

The correlation between prices of securities and prices of options, Futures Contracts or Forward Contracts may be distorted due to differences in the nature of the markets, such as differences in margin requirements, the liquidity of such markets and the participation of speculators in the option, Futures Contract and Forward Contract markets. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction. The trading of Options on Futures Contracts also entails the risk that changes in the value of the underlying Futures Contract will not be fully reflected in the value of the option. The risk of imperfect correlation, however, generally tends to diminish as the maturity or termination date of the option, Futures Contract or Forward Contract approaches.

The trading of options, Futures Contracts and Forward Contracts also entails the risk that, if the Adviser's judgment as to the general direction of interest or exchange rates is incorrect, a Fund's overall performance may be poorer than if it had not entered into any such contract. For example, if a Fund has hedged against the possibility of an increase in interest rates, and rates instead decline, a Fund will lose part or all of the benefit of the increased value of the securities being hedged, and may be required to meet ongoing daily variation margin payments.

It should be noted that a Fund may purchase and write Options not only for hedging purposes, but also for the purpose of attempting to increase its return. As a result, a Fund will incur the risk that losses on such transactions will not be offset by corresponding increases in the value of portfolio securities or decreases in the cost of securities to be acquired.

POTENTIAL LACK OF A LIQUID SECONDARY MARKET -- Prior to exercise or expiration, a position in an exchange-traded Option, Futures Contract, Option on a Futures Contract or Option on a Foreign Currency can only be terminated by entering into a closing purchase or sale transaction, which requires a secondary market for such instruments on the exchange on which the initial transaction was entered into. If no such market exists, it may not be possible to close out a position, and a Fund could be required to purchase or sell the underlying instrument or meet ongoing variation margin requirements. The inability to close out option or futures positions also could have an adverse effect on a Fund's ability effectively to hedge its portfolio.

The liquidity of a secondary market in an option or Futures Contract may be adversely affected by "daily price fluctuation limits," established by the exchanges, which limit the amount of fluctuation in the price of a contract during a single trading day and prohibit trading beyond such limits once they have been reached. Such limits could prevent a Fund from liquidating open positions, which could render its hedging strategy unsuccessful and result in trading losses. The exchanges on which options and Futures Contracts are traded have also established a number of limitations governing the maximum number of positions which may be traded by a trader, whether acting alone or in concert with others. Further, the purchase and sale of exchange-traded options and Futures Contracts is subject to the risk of trading halts, suspensions, exchange or clearing corporation equipment failures, government intervention, insolvency of a brokerage firm, intervening broker or clearing corporation or other disruptions of normal trading activity, which could make it difficult or impossible to liquidate existing positions or to recover excess variation margin payments.

OPTIONS ON FUTURES CONTRACTS -- In order to profit from the purchase of an Option on a Futures Contract, it may be necessary to exercise the option and liquidate the underlying Futures Contract, subject to all of the risks of futures trading. The writer of an Option on a Futures Contract is subject to the risks of futures trading, including the requirement of initial and variation margin deposits.

ADDITIONAL RISKS OF TRANSACTIONS RELATED TO FOREIGN CURRENCIES AND TRANSACTIONS NOT CONDUCTED ON UNITED STATES EXCHANGES -- The available information on which a Fund will make trading decisions concerning transactions related to foreign currencies or foreign securities may not be as complete as the comparable data on which a Fund makes investment and trading decisions in connection with other transactions. Moreover, because the foreign currency market is a global, 24-hour market, and the markets for foreign securities as well as markets in foreign countries may be operating during non-business hours in the United States, events could occur in such markets which would not be reflected until the following day, thereby rendering it more difficult for a Fund to respond in a timely manner.

In addition, over-the-counter transactions can only be entered into with a financial institution willing to take the opposite side, as principal, of a Fund's position, unless the institution acts as broker and is able to find another counterparty willing to enter into the transaction with a Fund. This could make it difficult or impossible to enter into a desired transaction or liquidate open positions, and could therefore result in trading losses. Further, over-the-counter transactions are not subject to the performance guarantee of an exchange clearing house and a Fund will therefore be subject to the risk of default by, or the bankruptcy of, a financial institution or other counterparty.

Transactions on exchanges located in foreign countries may not be conducted in the same manner as those entered into on United States exchanges, and may be subject to different margin, exercise, settlement or expiration procedures.

As a result, many of the risks of over-the-counter trading may be present in connection with such transactions. Moreover, the SEC or the Commodities Futures Trading Commission ("CFTC") has jurisdiction over the trading in the United States of many types of over-the-counter and foreign instruments, and such agencies could adopt regulations or interpretations which would make it difficult or impossible for a Fund to enter into the trading strategies identified herein or to liquidate existing positions.

As a result of its investments in foreign securities, a Fund may receive interest or dividend payments, or the proceeds of the sale or redemption of such securities, in foreign currencies. A Fund may also be required to receive delivery of the foreign currencies underlying options on foreign currencies or Forward Contracts it has entered into. This could occur, for example, if an option written by a Fund is exercised or the Fund is unable to close out a Forward Contract it has entered into. In addition, a Fund may elect to take delivery of such currencies. Under such circumstances, the Fund may promptly convert the foreign currencies into dollars at the then current exchange rate. Alternatively, a Fund may hold such currencies for an indefinite period of time if the Adviser believes that the exchange rate at the time of delivery is unfavorable or if, for any other reason, the Adviser anticipates favorable movements in such rates.

While the holding of currencies will permit a Fund to take advantage of favorable movements in the applicable exchange rate, it also exposes the Fund to risk of loss if such rates move in a direction adverse to a Fund's position. Such losses could also adversely affect a Fund's hedging strategies. Certain tax requirements may limit the extent to which a Fund will be able to hold currencies.

RESTRICTIONS ON THE USE OF OPTIONS AND FUTURES: In order to assure that a Fund will not be deemed to be a "commodity pool" for purposes of the Commodity Exchange Act, regulations of the CFTC require that a Fund enter into transactions in Futures Contracts and Options on Futures Contracts only (i) for bona fide hedging purposes (as defined in CTFC regulations), or (ii) for non-hedging purposes, provided that the aggregate initial margin and premiums on such non-hedging positions does not exceed 5% of the liquidation value of the Fund's assets. In addition, a Fund must comply with the requirements of various state securities laws in connection with such transactions.

Each Fund has adopted the additional policy that it will not enter into a Futures Contract if, immediately thereafter, the value of securities and other obligations underlying all such Futures Contracts would exceed 50% of the value of the Fund's total assets. Moreover, each Fund will not purchase put and call options if, as a result, more than 5% of its total assets would be invested in such options.


When a Fund purchases a Futures Contract, an amount of cash and cash equivalents will be deposited in a segregated account with a Fund's custodian so that the amount so segregated will at all times equal the value of the Futures Contract, thereby insuring that the leveraging effect of such Futures contract is minimized.


SWAPS AND RELATED TRANSACTIONS: The Worldwide Fund, the Emerging Markets Fund and the Core Plus Fund may enter into interest rate swaps, currency swaps and other types of available swap agreements, such as caps, collars and floors.

Swap agreements may be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a Fund's exposure to long or short-term interest rates (in the U.S. or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as securities prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names. A Fund is not limited to any particular form or variety of swap agreement if MFS determines it is consistent with the Fund's investment objective and policies.

A Fund will maintain cash or appropriate liquid assets with its custodian to cover its current obligations under swap transactions. If a Fund enters into a swap agreement on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments), the Fund will maintain cash or liquid assets with its Custodian with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If a Fund enters into a swap agreement on other than a net basis, it will maintain cash or liquid assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

The most significant factor in the performance of swaps, caps, floors and collars is the change in the specific interest rate, currency or other factor that determines the amount of payments to be made under the arrangement. If MFS is incorrect in its forecasts of such factors, the investment performance of a Fund would be less than what it would have been if these investment techniques had not been used. If a swap agreement calls for payments by a Fund, the Fund must be prepared to make such payments when due. In addition, if the counter-party's creditworthiness declined, the value of the swap agreement would be likely to decline, potentially resulting in losses. If the counterparty defaults, a Fund's risk of loss consists of the net amount of payments that the Fund is contractually entitled to receive. Each Fund anticipates that it will be able to eliminate or reduce its exposure under these arrangements by assignment or other disposition or by entering into an offsetting agreement with the same or another counterparty.


INDEXED SECURITIES: The Emerging Markets Fund and the Core Plus Fund may purchase securities whose prices are indexed to the prices of foreign currencies, interest rates, commodities, securities or other financial indicators. Indexed securities typically, but not always, are debt securities or deposits whose value at maturity (i.e., principal value) or coupon rate is determined by reference to a specific instrument or statistic. Currency-indexed securities typically are short-term to intermediate-term debt securities whose maturity values or interest rates are determined by reference to the values of one or more specified foreign currencies, and may offer higher yields than U.S. dollar-denominated securities of equivalent issuers. Currency-indexed securities may be positively or negatively indexed; that is, their maturity value may increase when the specified currency value increases, resulting in a security that performs similarly to a foreign-denominated instrument, or their maturity value may decline when foreign currencies increase, resulting in a security whose price characteristics are similar to a put on the underlying currency. Currency-indexed securities may also have prices that depend on the values of a number of different foreign currencies relative to each other.


The performance of indexed securities depends to a great extent on the performance of the security, currency, or other instrument to which they are indexed, and may also be influenced by interest rate changes in the U.S. and abroad. At the same time, indexed securities are subject to the credit risks associated with the issuer of the security, and their value may decline substantially if the issuer's creditworthiness deteriorates.


INVESTMENT RESTRICTIONS. Each Fund has adopted the following restrictions which cannot be changed without the approval of the holders of a majority of that Fund's shares (which, as used in this SAI, means the lesser of (i) more than 50% of its outstanding shares, or (ii) 67% or more of its outstanding shares present at a meeting at which holders of more than 50% of its outstanding shares are represented in person or by proxy):


Each Fund except the Worldwide Fund and the Emerging Equities Fund may not:

  (1) borrow amounts in excess of 33 1/3% of its assets including amounts borrowed;

  (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

  (3) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currencies and any other type of option, and Futures Contracts) in the ordinary course of its business. Each Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currencies and any other type of option, and Futures Contracts) acquired as a result of the ownership of securities;

  (4) issue any senior securities except as permitted by the 1940 Act. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options, Options on Futures Contracts, Options on Stock Indices, Options on Foreign Currencies), Forward Contracts, Futures Contracts and swap and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security;

  (5) make loans to other persons. For these purposes, the purchase of short-term commercial paper, the purchase of a portion or all of an issue of debt securities, the lending of portfolio securities, or the investment of a Fund's assets in repurchase agreements, shall not be considered the making of a loan; or

  (6) purchase any securities of an issuer of a particular industry if, as a result, 25% or more of its gross assets would be invested in securities of issuers whose principal business activities are in the same industry (except obligations issued or guaranteed by the U.S. Government or its agencies and instrumentalities and repurchase agreements collateralized by such obligations).

In addition, each Fund except the Worldwide Fund and the Emerging Equities Fund has adopted the following nonfundamental policies which may be changed without shareholder approval. Each Fund will not:

  (1) invest in illiquid investments, including securities subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended, or, in the case of unlisted securities, where no market exists) if more than 15% of the Fund's net assets (taken at market value) would be invested in such securities. Repurchase agreements maturing in more than seven days will be deemed to be illiquid for purposes of a Fund's limitation on investment in illiquid securities. Securities that are not registered under the Securities Act of 1933, as amended, and sold in reliance on Rule 144A thereunder, but are determined to be liquid by the Trust's Board of Trustees (or its delegee), will not be subject to this 15% limitation;

  (2) purchase securities issued by any other investment company in excess of the amount permitted by the 1940 Act, except when such purchase is part of a plan of merger or consolidation;

  (3) purchase or retain securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is an officer or a director of the investment adviser of the Fund, if one or more of such persons also owns beneficially more than 0.5% of the securities of such issuer, and such persons owning more than 0.5% of such securities together own beneficially more than 5% of such securities;

  (4) purchase any securities or evidences of interest therein on margin, except that each Fund may obtain such short-term credit as may be necessary for the clearance of any transaction and except that each Fund, may make margin deposits in connection with any type of option (including Options on Futures Contracts, Options, Options on Foreign Currencies and Options on Stock Indices) and Futures Contracts;

  (5) sell any security which a Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions;

  (6) invest more than 5% of its gross assets in companies which, including predecessors, controlling persons, sponsoring entities, general partners and guarantors, have a record of less than three years' continuous operation or relevant business experience;

  (7) pledge, mortgage or hypothecate in excess of 33 1/3% of its gross assets. For purposes of this restriction, collateral arrangements with respect to any type of option (including Options on Futures Contracts, Options and Options on Foreign Currencies and Options on Stock Indices), Futures Contracts and payments of initial and variation margin in connection therewith, are not considered a pledge of assets;

  (8) borrow, except as a temporary measure for extraordinary or emergency purposes;

  (9) purchase or sell any put or call option or any combination thereof, provided that this shall not prevent (a) the purchase, ownership, holding or sale of (i) warrants where the grantor of the warrants is the issuer of the underlying securities or (ii) put or call options or combinations thereof with respect to securities, indexes of securities, Options, Options on Futures Contracts, Options on Foreign Currencies or (b) the purchase, ownership, holding or sale of contracts for the future delivery of securities or currencies; or

  (10) invest for the purpose of exercising control or management.

The Emerging Equities Fund may not:

  (1) borrow amounts in excess of 5% of its gross assets, and then only as a temporary measure for extraordinary purposes, or pledge, mortgage or hypothecate an amount of its assets taken at market value which would exceed 15% of its gross assets, in each case taken at the lower of cost or market value. For the purpose of this restriction, collateral arrangements with respect to options, Futures Contracts, Options on Futures Contracts, Forward Contracts, and payments of initial and variation margin in connection therewith are not considered a pledge of assets;

  (2) underwrite securities issued by other persons except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

  (3) concentrate investments in any particular industry, but if it is deemed appropriate for the attainment of the Fund's investment objective, up to 25% of the Fund's assets, at market value at the time of each investment, may be invested in any one industry;

  (4) purchase or sell real estate (including limited partnership interests but excluding securities of companies, such as real estate investment trusts, which deal in real estate or interests therein) or mineral leases, commodities or commodity contracts (except for options, Futures Contracts, Options on Futures Contracts and Forward Contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate or mineral leases, commodities or commodity contracts acquired as a result of the ownership of securities. The Fund will not purchase securities for the purpose of acquiring real estate or mineral leases, commodities or commodity contracts (except for options, Futures Contracts, Options on Futures Contracts and Forward Contracts);

  (5) make loans to other persons except that the Fund may enter into repurchase agreements. Not more than 15% of the Fund's total assets will be invested in repurchase agreements maturing in more than seven days. Subject to the limitation set forth in the policies below, the Fund may purchase a portion of an issue of debt securities of types commonly distributed to financial institutions. For these purposes the purchase of short-term commercial paper or a portion of an issue of debt securities which are part of an issue to the public shall not be considered the making of a loan;

  (6) purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of the Fund's total assets taken at market value to be invested in the securities of such issuer, other than U.S. Government securities;

  (7) purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund;

  (8) invest for the purpose of exercising control or management;

  (9) purchase securities issued by any other registered investment company or registered investment trust except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase the securities of any investment company or investment trust if such purchase at the time thereof would cause more than 10% of the Fund's total assets, taken at market value, to be invested in the securities of such issuer; and provided, further, that the Fund shall not purchase securities issued by any open-end investment company;

  (10) purchase or retain any securities of an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Trust, or is a member, officer or Director of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, all taken at market value, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both, all taken at market value;

  (11) purchase any securities or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of purchases and sales of securities and except that the Fund may make margin deposits in connection with options, Futures Contracts, Options on Futures Contracts and Forward Contracts;

  (12) sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions; or


  (13) issue any senior securities except as permitted by the 1940 Act.


In addition, the Emerging Equities Fund has adopted the following non-fundamental investment policies which may be changed without shareholder approval. The Fund will not:

  (1) Invest in securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers) unless the Board of Trustees has determined that such securities are liquid based upon trading markets for the specific security, or repurchase agreements maturing in more than seven days, if more than 15% of the Fund's assets (taken at market value) would be invested in such securities or such repurchase agreements;

  (2) Invest more than 20% of its total assets in foreign securities (excluding American Depositary Receipts);

  (3) Invest more than 5% of the Fund's net assets in warrants and not more than 2% of the Fund's net assets, in warrants which are not listed on the New York or American Stock Exchange; or

  (4) Invest more than 5% of its assets in companies which, including their respective predecessors, have a record of less than three years' continuous operation.

The Worldwide Fund may not:

  (1) Borrow amounts in excess of 10% of its gross assets, and then only as a temporary measure for extraordinary or emergency purposes, or pledge, mortgage or hypothecate its assets (taken at market value) to an extent greater than 33 1/3% of its gross assets, in each case taken at the lower of cost or market value and subject to a 300% asset coverage requirement (for the purpose of this restriction, collateral arrangements with respect to Options, Futures Contracts, Options on Futures Contracts, Forward Contracts and Options on Foreign Currencies and payments of initial and variation margin in connection therewith are not considered a pledge of assets);

  (2) Underwrite securities issued by other persons except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a portfolio security;

  (3) Invest more than 25% of the market value of its total assets in securities of issuers in any one industry;

  (4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities (except gold, and then subject to a limit of 10% of its gross assets) or commodity contracts (except gold futures/forward contracts, Forward Contracts, Futures Contracts, Options, Options on Futures Contracts and Options on Foreign Currencies) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities;

  (5) Make loans to other persons except through the lending of its portfolio securities in accordance with, and to the extent permitted by, its investment objective and policies and except through repurchase agreements. Not more than 15% of the Fund's assets will be invested in repurchase agreements maturing in more than seven days. For these purposes the purchase of commercial paper or a portion of an issue of debt securities shall not be considered the making of a loan;

  (6) Purchase the securities of any issuer if such purchase, at the time thereof, would cause more than 5% of its total assets (taken at market value) to be invested in the securities of such issuer, other than securities issued or guaranteed by the U.S. Government, any foreign government or any of their agencies or instrumentalities;

  (7) Purchase voting securities of any issuer if such purchase, at the time thereof, would cause more than 10% of the outstanding voting securities of such issuer to be held by the Fund; or purchase securities of any issuer if such purchase at the time thereof would cause more than 10% of any class of securities of such issuer to be held by the Fund. For this purpose all indebtedness of an issuer shall be deemed a single class and all preferred stock of an issuer shall be deemed a single class;

  (8) Invest for the purpose of exercising control or management;

  (9) Purchase securities issued by any closed-end investment company except by purchase in the open market where no commission or profit to a sponsor or dealer results from such purchase other than the customary broker's commission, or except when such purchase, though not made in the open market, is part of a plan of merger or consolidation; provided, however, that the Fund shall not purchase such securities if such purchase at the time thereof would cause more than 10% of its total assets (taken at market value) to be invested in the securities of such issuers, or more than 3% of the total outstanding voting securities of any closed-end investment company to be held by the Fund. The Fund shall not purchase securities issued by any open-end investment company;

  (10) Invest more than 5% of its assets in companies which, including predecessors, have a record of less than three years' continuous operation;

  (11) Purchase or retain in its portfolio any securities issued by an issuer any of whose officers, directors, trustees or security holders is an officer or Trustee of the Fund, or is a partner, officer, Director or Trustee of the Adviser, if after the purchase of the securities of such issuer by the Fund one or more of such persons owns beneficially more than 1/2 of 1% of the shares or securities, or both, of such issuer, and such persons owning more than 1/2 of 1% of such shares or securities together own beneficially more than 5% of such shares or securities, or both;

  (12) Purchase any securities, gold or evidences of interest therein on margin, except that the Fund may obtain such short-term credit as may be necessary for the clearance of any transactions and except that the Fund may make margin deposits in connection with Futures Contracts, Options on Futures Contracts, Options and Options on Foreign Currencies; or

  (13) Sell any security which the Fund does not own unless by virtue of its ownership of other securities the Fund has at the time of sale a right to obtain securities without payment of further consideration equivalent in kind and amount to the securities sold and provided that if such right is conditional the sale is made upon the same conditions.

In addition, the Worldwide Fund has adopted the following non-fundamental investment policy which may be changed without shareholder approval. The Fund will not:

  (1) Invest in securities which are subject to legal or contractual restrictions on resale, or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), unless the Board of Trustees has determined that such securities are liquid based upon trading markets for a specific security, if more than 15% of the Fund's assets (taken at market value) would be invested in such securities.

3.  MANAGEMENT OF THE FUNDS
The Trust's Board of Trustees provides broad supervision over the affairs of the Trust. The Adviser is responsible for the investment management of each Fund's assets, and the officers of the Trust are responsible for its operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.)

TRUSTEES

A. KEITH BRODKIN,* Chairman and President
Massachusetts Financial Services Company, Chairman and Director


NELSON J. DARLING, JR.
Director or Trustee of several corporations or trusts, including Eastern
  Enterprises (diversified holding company)
Address: 27 School Street, Boston, Massachusetts


WILLIAM R. GUTOW
Vice Chairman, Capitol Entertainment Management Company
Address: 3 Ruedulac, Dallas, Texas

OFFICERS


W. THOMAS LONDON,* Treasurer
Massachusetts Financial Services Company, Senior Vice President

STEPHEN E. CAVAN,* Secretary and Clerk
Massachusetts Financial Services Company, Senior Vice President, General
  Counsel and Assistant Secretary


JAMES O. YOST,* Assistant Treasurer
Massachusetts Financial Services Company, Vice President

JAMES R. BORDEWICK, JR.,* Assistant Secretary
Massachusetts Financial Services Company, Vice President and Associate General
  Counsel
----------
*"Interested persons" (as defined in the 1940 Act) of the Adviser, whose address is 500 Boylston Street, Boston, Massachusetts 02116.

Each Trustee and officer holds comparable positions with certain MFS affiliates or with certain other funds of which MFS or a subsidiary of MFS is the investment adviser or distributor.


As of September 30, 1996, all Trustees and officers as a group owned less than 1% of each Fund, not including the following shares of the following funds, representing the following percentage of the outstanding shares of such Fund, owned by certain employee benefit plans of MFS of which Messrs. Brodkin, Shames and Scott are Trustees.

                                       APPROXIMATE         APPROXIMATE
                                        NUMBER OF             % OF
FUND                                      SHARES       OUTSTANDING SHARES
----                                   -----------     ------------------
Worldwide Fund                           486,758               7.1%
Emerging Equities Fund                   247,744              1.85%
Emerging Markets Fund                    220,545              57.6%
Mid-Cap Fund                             296,333              30.5%
International Equity Fund                244,748             100.0%

Each Fund pays the compensation of any Trustee who is not affiliated with the Adviser (who will receive from $1,300 to $1,900 annually depending on attendance at meetings, plus fees for meetings of special committees, such as the Audit Committee).

Set forth in Exhibit A hereto is certain information concerning cash compensation paid to the Trustees.

As of September 30, 1996, the following shareholders owned more than 5% of the outstanding shares of the Funds indicated:

                                                 APPROXIMATE     APPROXIMATE
                                                  NUMBER OF    % OF OUTSTANDING
       FUND                SHAREHOLDER           SHARES OWNED    SHARES OWNED
       ----                -----------           ------------  ----------------

Worldwide Fund      Common Balanced Fund of       1,258,043         18.4%
                    the Joint Investment Trust
                    of Chrisitian Church
                    Foundation, Inc., P.O. Box
                    1986, Indianapolis, IN
Worldwide Fund      Elkem Metals Company, The     1,061,334         15.5%
                    Retirement Program for
                    Employees of Elkem and
                    affiliated companies, P.O.
                    Box 266, Pittsburgh, PA
Worldwide Fund      Berklee College of Music,     1,001,056         14.6%
                    Inc., Endowment Fund, 1140
                    Boylston Street, Boston,
                    MA
Worldwide Fund      The Defined Benefit Plan,       908,453         13.3%
                    Cooperative Banks
                    Employees Retirement
                    Association, 1 Edgewater
                    Drive, Norwood, MA
Worldwide Fund      Boat & Co., P.O. Box            587,697          8.6%
                    14737,
                    St. Louis, MO
Worldwide Fund      State Street Bank and           567,201          8.3%
                    Trust Company, Trustee
                    under Palmer & Dodge
                    Qualified Plans,
                    Batterymarch Park, Three
                    Pine Hill Drive, Quincy,
                    MA
Worldwide Fund      Trustees of the MFS             466,807          6.8%
                    Pension Plan, c/o Mark
                    Leary, MFS, 500 Boylston
                    Street, Boston, MA
Worldwide Fund      Catholic Foreign Mission        466,807          6.8%
                    Society Common Fund, 55
                    Ryder Road, Maryknoll, NY
Worldwide Fund      The Archdiocesan Joint          382,777          5.6%
                    Perpetual Care Fund, 1011
                    First Avenue, New York, NY
Emerging            Norwest Bank Minnesota,       2,820,873         21.0%
Equities Fund       N.A., Trustee, Rosemont,
                    Inc., Master Investment
                    Trust, 733 Marquette Ave.,
                    Minneapolis, MN
Emerging            Northern Trust Co.,           1,843,569         13.7%
Equities Fund       Trustee, FBO American
                    Brands 401K Plan, P.O. Box
                    92956, Chicago, IL
Emerging            Norwest Bank North Dakota,    1,301,997          9.7%
Equities Fund       N.A., Trustee, Dakota
                    Clinic Ltd. Retirement
                    Plan, 406 Main Avenue,
                    Fargo, ND
Emerging            ICMA Retirement Trust, 777    1,800,563         13.4%
Equities Fund       North Capitol Street NE,
                    Washington, DC
Emerging Markets    Trustees of the MFS             207,592         54.2%
Fund                Pension Plan, c/o Mark
                    Leary, MFS, 500 Boylston
                    St., Boston, MA
Emerging Markets    MFD, Attn: Thomas               162,369         42.4%
Fund                Hastings, 500 Boylston
                    St., Boston, MA
Research Fund       Boston Safe Deposit and       2,131,136        100.0%
                    Trust Co., Trustee, TWA
                    Pilots DAP 401K Plan, 1
                    Cabot Road, Medford, MA
Mid-Cap Fund        Depauw University, 313 S.       675,853         69.5%
                    Locust
                    St., Greencastle, IN
Mid-Cap Fund        Trustees of the MFS             296,333         30.5%
                    Pension Plan, c/o Mark
                    Leary, MFS, 500 Boylston
                    St., Boston, MA
International       Trustees of the MFS             200,000         81.7%
Equity Fund         Pension Plan, c/o Mark
                    Leary, MFS, 500 Boylston
                    St., Boston, MA
International       Trustees of the MFS              44,748         18.3%
Equity Fund         Defined Contribution Plan,
                    c/o Mark Leary, MFS, 500
                    Boylston St., Boston, MA

The Trust's Declaration of Trust provides that the Trust will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless, as to liabilities to the Trust or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Trust. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination based upon a review of readily available facts, by vote of a majority of disinterested Trustees or in a written opinion of independent counsel, that such officers and Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

INVESTMENT ADVISER
MFS and its predecessor organizations have a history of money management dating from 1924. MFS is a subsidiary of Sun Life Assurance Company of Canada (U.S.) which in turn is a wholly owned subsidiary of Sun Life Assurance Company of Canada. The Prospectus contains information with respect to the management of the Adviser and other investment companies for which MFS serves as investment adviser.

The Adviser manages the assets of the Worldwide Fund and the Emerging Equities Fund pursuant to Investment Advisory Agreements dated August 7, 1992, respectively, the Emerging Markets Fund pursuant to an Investment Advisory Agreement dated August 1, 1995 and each of the Core Plus Fund, the Research Fund, the Mid-Cap Fund and the International Equity Fund pursuant to an Investment Advisory Agreement dated November 30, 1995 (collectively, the "Advisory Agreements"). The Adviser provides each Fund with overall investment advisory and administrative services, as well as general office facilities. Subject to such policies as the Trustees may determine, the Adviser makes investment decisions for each Fund. For these services and facilities, the Adviser receives a management fee computed and paid monthly equal on an annualized basis to 0.65% of the Worldwide Fund's average daily net assets, 0.75% of the Emerging Equities Fund's average daily net assets, 0.85% of the Emerging Markets Fund's average daily net assets, 0.45% of the Core Plus Fund's average daily net assets, 0.60% of the Research Fund's average daily net assets, 0.60% of the Mid-Cap Fund's average daily net assets and 0.75% of the International Equity Fund's average daily net assets.


For the Trusts fiscal year ended June 30, 1996, 1995 and 1994, MFS received the following aggregate fees and MFS waived the following fees, in whole or in part, for the same periods:


For the fiscal year ended June 30, 1996:

                                         ADVISORY FEES     ADVISORY FEES
                                          RECEIVED BY        WAIVED BY
FUND(1)                                      MFS(2)             MFS
-------                                  -------------     --------------
Worldwide Fund                             $  241,940         $210,968
Emerging Equities Fund                      1,175,336          211,515
Emerging Markets Fund(3)                            0           20,043
Research Fund(4)                                    0           14,286
Mid-Cap Growth Fund(5)                              0           14,827
International Equity Fund(6)                        0            7,030

(1) The Core Plus Fund had not commenced investment operations prior to June 30, 1996.
(2) After any applicable fee reduction.
(3) For the period from the commencement of investment operations on August 7, 1995 to June 30, 1996.
(4) For the period from the commencement of investment operations on May 21, 1996 to June 30, 1996.
(5) For the period from the commencement of investment operation on December 28, 1995, to June 30, 1996.
(6) For the period from the commencement of investment operations on January 31, 1996, to June 30, 1996.

For the fiscal year ended June 30, 1995:

                                         ADVISORY FEES     ADVISORY FEES
                                          RECEIVED BY        WAIVED BY
FUND(1)                                      MFS(2)             MFS
-------                                  -------------     --------------
Worldwide Fund                              $173,837          $222,036
Emerging Equities Fund                       372,024           168,512

(1) The remaining Funds did not commence investment operations prior to June 30, 1995.
(2) After any applicable fee reduction.

For the fiscal year ended June 30, 1994:

                                         ADVISORY FEES     ADVISORY FEES
                                          RECEIVED BY        WAIVED BY
FUND(1)                                      MFS(2)             MFS
-------                                  -------------     --------------
Worldwide Fund                              $ 89,826          $153,944
Emerging Equities Fund                             0           127,028

(1) The remaining Funds did not commence investment operations prior to June 30, 1994.
(2) After any applicable fee reduction.


MFS pays the compensation of the Trust's officers and any Trustee who is affiliated with the Adviser. The Adviser also furnishes at its own expense all necessary administrative services, including office space, equipment, clerical personnel, investment advisory facilities, and all executive and supervisory personnel necessary for managing each Fund's investments, effecting each Fund's portfolio transactions and, in general, administering the Funds' affairs.


The Advisory Agreements of the Worldwide Fund, the Emerging Equities Fund, the Emerging Markets Fund, the Core Plus Fund, the Research Fund, the Mid-Cap Fund and the International Equity Fund will remain in effect until August 1, 1997. Each Agreement will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of each Fund's outstanding voting securities (as defined in "Investment Policies and Restrictions -- Investment Restrictions") and, in either case, by a majority of the Trustees who are not parties to the Advisory Agreements or interested persons of any such party. Each Advisory Agreement terminates automatically if it is assigned and may be terminated without penalty by vote of a majority of each Fund's outstanding voting securities (as defined in "Investment Policies and Restrictions -- Investment Restrictions") or by either party on not more than 60 days' nor less than 30 days' written notice. Each Advisory Agreement further provides that MFS may render services to others. Each Advisory Agreement also provides that neither the Adviser nor its personnel shall be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution and management of each Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its or their duties or by reason of reckless disregard of its or their obligations and duties under the Advisory Agreements.

CUSTODIAN
State Street Bank and Trust Company (the "Custodian") is the custodian of each Fund's assets. The Custodian's responsibilities include safekeeping and controlling each Fund's cash and securities, handling the receipt and delivery of securities, determining income and collecting interest and dividends on each Fund's investments, maintaining books of original entry for portfolio and fund accounting and other required books and accounts, and calculating the daily net asset value of shares of each Fund. The Custodian does not determine the investment policies of each Fund or decide which securities each Fund will buy or sell. Each Fund may, however, invest in securities, including repurchase agreements, issued by the Custodian and may deal with the Custodian as principal in securities transactions. The Trustees have reviewed and approved as in the best interests of each Fund except the Emerging Equities Fund and the Worldwide Fund and its shareholders subcustodial arrangements with the Custodian for securities of those Funds held outside the United States. The Trustees have reviewed and approved, as in the best interests of the Emerging Equities Fund and the Worldwide Fund and their shareholders subcustodial arrangements with The Custodian also acts as the dividend disbursing agent of each Fund. The Custodian has contracted with the Adviser for the Adviser to perform certain accounting functions related to option transactions for which the Adviser receives remuneration on a cost basis.

SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc. (the "Shareholder Servicing Agent"), a wholly owned subsidiary of MFS, is the Trust's shareholder servicing agent, pursuant to a Shareholder Servicing Agreement, dated November 30, 1995 (the "Agency Agreement"). The Shareholder Servicing Agent's responsibilities under the Agency Agreement include administering and performing transfer agent functions and keeping records in connection with the issuance, transfer and redemption of the shares of each Fund. For these services, the Shareholder Servicing Agent will receive a fee of up to 0.0075% per annum of each Fund's average daily net assets. In addition, the Shareholder Servicing Agent will be reimbursed by each Fund for certain expenses incurred by the Shareholder Servicing Agent on behalf of the Fund. State Street Bank and Trust Company, the dividend and distribution disbursing agent of each Fund, has contracted with the Shareholder Servicing Agent to perform certain dividend and distribution disbursing functions for each Fund.

DISTRIBUTOR
MFD, a wholly owned subsidiary of MFS, serves as the distributor for the continuous offering of shares of the Trust pursuant to a Distribution Agreement dated as of June 15, 1994 (the "Distribution Agreement").

The Distribution Agreement will remain in effect until August 1, 1997 and will continue in effect thereafter only if such continuance is specifically approved at least annually by the Board of Trustees or by vote of a majority of the Trust's shares (as defined in "Investment Restrictions") and in either case, by a majority of the Trustees who are not parties to such Distribution Agreement or interested persons of any such party. The Distribution Agreement terminates automatically if it is assigned and may be terminated without penalty by either party on not more than 60 days' nor less than 30 days' notice.


4.  PORTFOLIO TRANSACTIONS AND BROKERAGE COMMISSIONS
Specific decisions to purchase or sell securities for the Funds are made by employees of the Adviser who are appointed and supervised by its senior officers. Changes in each Fund's investments are reviewed by its Board of Trustees. Each Fund's portfolio manager or management committee may serve other clients of the Adviser or any subsidiary of the Adviser in a similar capacity.

The primary consideration in placing portfolio security transactions is execution at the most favorable prices. The Adviser has complete freedom as to the markets in and broker-dealers through which it seeks this result. In the United States and in some other countries debt securities are traded principally in the over-the-counter market on a net basis through dealers acting for their own account and not as brokers. In other countries both debt and equity securities are traded on exchanges at fixed commission rates. The cost of securities purchased from underwriters includes an underwriter's commission or concession, and the prices at which securities are purchased and sold from and to dealers include a dealer's mark-up or mark-down. The Adviser normally seeks to deal directly with the primary market makers or on major exchanges unless, in its opinion, better prices are available elsewhere. Subject to the requirement of seeking execution at the best available price, securities may, as authorized by each Advisory Agreement, be bought from or sold to dealers who have furnished statistical, research and other information or services to the Adviser. At present no arrangements for the recapture of commission payments are in effect.

Consistent with the foregoing primary consideration, the Rules of Fair Practice of the National Association of Securities Dealers, Inc. (the "NASD") and such other policies as the Trustees may determine, the Adviser may consider sales of shares of the Trust and of the other investment company clients of MFD, the principal underwriter of certain funds in the MFS Family of Funds (the "MFS Funds"), as a factor in the selection of broker-dealers to execute the Trust's portfolio transactions.

Under the Advisory Agreements and as permitted by Section 28(e) of the Securities Exchange Act of 1934, the Adviser may cause a Fund to pay a broker-dealer which provides brokerage and research services to the Adviser an amount of commission for effecting a securities transaction for the Fund in excess of the amount other broker-dealers would have charged for the transaction if the Adviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or their respective overall responsibilities to the Fund or to their other clients. Not all of such services are useful or of value in advising a Fund.

The term "brokerage and research services" includes advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issues, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Although commissions paid on every transaction will, in the judgment of the Adviser, be reasonable in relation to the value of the brokerage services provided, commissions exceeding those which another broker might charge may be paid to broker-dealers who were selected to execute transactions on behalf of a Fund and the Adviser's other clients in part for providing advice as to the availability of securities or of purchasers or sellers of securities and services in effecting securities transactions and performing functions incidental thereto, such as clearance and settlement.

Broker-dealers may be willing to furnish statistical, research and other factual information or services ("Research") to the Adviser for no consideration other than brokerage or underwriting commissions. Securities may be bought or sold through such broker-dealers, but at present, unless otherwise directed by a Fund, a commission higher than one charged elsewhere will not be paid to such a firm solely because it provided such Research.

In certain instances there may be securities which are suitable for a Fund's portfolio as well as for that of one or more of the other clients of the Adviser or any subsidiary of the Adviser. Investment decisions for a Fund and for such other clients are made with a view to achieving their respective investment objectives. It may develop that a particular security is bought or sold for only one client even though it might be held by, or bought or sold for, other clients. Likewise, a particular security may be bought for one or more clients when one or more other clients are selling that same security. Some simultaneous transactions are inevitable when several clients receive investment advice from the same investment adviser, particularly when the same security is suitable for the investment objectives of more than one client. When two or more clients are simultaneously engaged in the purchase or sale of the same security, the securities are allocated among clients in a manner believed by the Adviser to be equitable to each. It is recognized that in some cases this system could have a detrimental effect on the price or volume of the security as far as a Fund is concerned. In other cases, however, the Adviser believes that a Fund's ability to participate in volume transactions will produce better executions for the Fund.


For the period ended June 30, 1996, the following Funds paid total brokerage commissions on total transactions as follows:

                                             TOTAL             TOTAL
                                          COMMISSIONS       TRANSACTIONS
                                          -----------       ------------
Emerging Equities Fund                      $289,407        $173,945,262
Research Fund                                 28,468          18,323,484
Mid-Cap Fund                                   6,525           4,320,341
International Equity Fund                     11,367           2,526,195

5.  TAX STATUS
Each Fund intends to elect or has elected to be treated and to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"), by meeting all applicable requirements of Subchapter M, including requirements as to the nature of the Fund's gross income, the amount of Fund distributions, and the composition and holding period of the Fund's portfolio assets. Because each Fund intends to distribute all of its net investment income and net realized capital gains to shareholders in accordance with the timing requirements imposed by the Code, it is not expected that any Fund will be required to pay any federal income or excise taxes, although a Fund's foreign-source income may be subject to foreign withholding taxes. If a Fund should fail to qualify as a "regulated investment company" in any year, that Fund would incur a regular corporate federal income tax upon its taxable income and Fund distributions would generally be taxable as ordinary dividend income to shareholders.

Shareholders of each Fund normally will have to pay federal income taxes, and any state or local taxes, on the dividends and capital gain distributions they receive from the Fund. Dividends from ordinary income and any distributions from net short-term capital gains (whether received in cash or reinvested in additional shares) are taxable to each Fund's shareholders as ordinary income for federal income tax purposes, whether the distributions are made in cash or in additional shares. Because the Core Plus Fund expects to earn primarily interest income, it is expected that none of that Fund's dividends will qualify for the dividends received deduction for corporations. A portion of the ordinary income dividends paid by each Fund other than the Core Plus Fund is normally eligible for the dividends received deduction for corporations if the recipient otherwise qualifies for that deduction with respect to its holding of Fund shares. Availability of the deduction for particular shareholders is subject to certain limitations, and deducted amounts may be subject to the alternative minimum tax or result in certain basis adjustments. Distributions of net capital gains (i.e., the excess of net long-term capital gains over net short-term capital losses), whether made in cash or in additional shares, are taxable to each Fund's shareholders as long-term capital gains without regard to the length of time the shareholders have held their shares. Any Fund dividend that is declared in October, November or December of any calendar year, that is payable to shareholders of record in such a month, and that is paid the following January, will be treated as if received by the shareholders on December 31 of the year in which the dividend is declared.

Any Fund distribution will have the effect of reducing the per share net asset value of shares in the paying Fund by the amount of the distribution. Shareholders purchasing shares shortly before the record date of any distribution may thus pay the full price for the shares and then effectively receive a portion of the purchase price back as a taxable distribution.

In general, any gain or loss realized upon a taxable disposition of shares of a Fund by a shareholder that holds such shares as a capital asset will be treated as long-term capital gain or loss if the shares have been held for more than twelve months and otherwise as a short-term capital gain or loss. However, any loss realized upon a disposition of shares in a Fund held for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain made with respect to those shares. Any loss realized upon a disposition of shares may also be disallowed under rules relating to wash sales. Gain may be increased (or loss reduced) upon a redemption of shares of a Fund within ninety days after their purchase followed by any purchase (including purchases by exchange or by reinvestment) of shares of that Fund or of another MFS Fund without payment of an additional sales charge.

Each Fund's current dividend and accounting policies will affect the amount, timing, and character of distributions to shareholders, and may, under certain circumstances, make an economic return of capital taxable to shareholders. Any investment in zero coupon bonds, deferred interest bonds, payment-in-kind bonds and certain stripped securities, and certain securities purchased at a market discount will cause that Fund to realize income prior to the receipt of cash payments with respect to those securities. In order to distribute this income and avoid a tax on the Fund, that Fund may be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss to the Fund.

Any investment in residual interests of a CMO that has elected to be treated as a real estate mortgage investment conduit, or "REMIC", can create complex tax problems, especially if the Fund has state or local governments or other tax-exempt organizations as shareholders.

Any Fund's transactions in options, Futures Contracts and Forward Contracts will be subject to special tax rules that may affect the amount, timing and character of Fund income and distributions to shareholders. For example, certain positions held by a Fund on the last business day of each taxable year will be marked to market (i.e., treated as if closed out) on that day, and any gain or loss associated with the positions will be treated as 60% long-term and 40% short-term capital gain or loss. Certain positions held by a Fund that substantially diminish its risk of loss with respect to other positions in its portfolio may constitute "straddles," and may be subject to special tax rules that would cause deferral of Fund losses, adjustments in the holding periods of Fund securities and conversion of short-term into long-term capital losses. Certain tax elections exist for straddles that may alter the effects of these rules. Each Fund will limit its activities in options, Futures Contracts, Forward Contracts, and swaps and related transactions to the extent necessary to meet the requirements of Subchapter M of the Code.

Special tax considerations apply with respect to foreign investments of a Fund. Foreign exchange gains and losses realized by a Fund will generally be treated as ordinary income and losses. Use of foreign currencies for nonhedging purposes and investment by a Fund in certain "passive foreign investment companies" may be limited in order to avoid a tax on that Fund. Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. The United States has entered into tax treaties with many foreign countries which may entitle a Fund to a reduced rate of tax or an exemption from tax on such income; the Funds intend to qualify for treaty reduced rates where available. It is impossible to determine the effective rate of foreign tax in advance since the amount of each Fund's assets to be invested within various countries is not known. If a Fund holds more than 50% of its assets in foreign stock and securities at the close of its taxable year, the Fund may elect to "pass through" to that Fund's shareholders foreign income taxes paid. If the Fund so elects, shareholders will be required to treat their pro rata portion of the foreign income taxes paid by the Fund as part of the amounts distributed to them by the Fund and thus includible in their gross income for federal income tax purposes. Shareholders who itemize deductions would then be allowed to claim a deduction or credit (but not both) on their federal income tax returns for such amounts, subject to certain limitations. Shareholders who do not itemize deductions would be able (subject to such limitations) to claim a credit but not a deduction. No deduction will be permitted to individuals in computing their alternative minimum tax liability. If a Fund does not qualify or elect to "pass through" to its shareholders foreign income taxes paid by it, its shareholders will not be able to claim any deduction or credit for any part of the foreign taxes paid by that Fund.

Dividends and certain other payments to non-exempt persons who are not citizens or residents of the United States or U.S. entities ("Non-U.S. Persons") are generally subject to U.S. tax withholding at a rate of 30%. Each Fund intends to withhold U.S. Federal income tax at the rate of 30% on taxable dividends and other payments to Non-U.S. Persons that are subject to such withholding, regardless of whether a lower rate may be permitted under an applicable treaty. Any amounts overwithheld may be recovered by such persons by filing a claim for refund with the U.S. Internal Revenue Service within the time period appropriate to such claims. Distributions received from a Fund by Non-U.S. Persons may also be subject to tax under the laws of their own jurisdictions. Each Fund is also required in certain circumstances to apply backup withholding of 31% of taxable dividends and redemption proceeds paid to any shareholder (including a Non-U.S. Person) who does not furnish to the Fund certain information and certifications or who is otherwise subject to backup withholding. Backup withholding however will not be applied to payments that have been subject to 30% withholding.


As long as each Fund qualifies as a regulated investment company under the Code, it will not be required to pay Massachusetts income or excise tax.


Distributions of a Fund that are derived from interest on obligations of the U.S. Government and certain of its agencies and instrumentalities (but generally not from capital gains realized upon the disposition of such obligations) may be exempt from state and local taxes. The Fund intends to advise individual shareholders of the extent, if any, to which its distributions consist of such interest. Shareholders are urged to consult their tax advisors regarding the possible exclusion of such portion of their dividends for state and local income tax purposes as well as regarding the tax consequences of an investment in the Fund.

6.  DETERMINATION OF NET ASSET VALUE AND PERFORMANCE

NET ASSET VALUE -- The net asset value of shares of each Fund is determined each day during which the New York Stock Exchange (the "Exchange") is open for trading. (As of the date of this SAI, such Exchange is open for trading every week day except for the following holidays or the days on which they are observed: New Year's Day; President's Day; Good Friday; Memorial Day; Independence Day; Labor Day; Thanksgiving Day; and Christmas Day.) This determination of net asset value of shares of a Fund is made once during each such day as of the close of regular trading on such Exchange by deducting the amount of the Fund's liabilities from the value of its assets and dividing the difference by the number of its shares outstanding. Bonds and other fixed income securities (other than short-term obligations but including listed issues) in a Fund's portfolio are valued on the basis of valuations furnished by a pricing service which utilizes both dealer-supplied valuations and electronic data processing techniques which take into account appropriate factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon quoted prices or exchange or over-the-counter prices, since such valuations are believed by the Board of Trustees to reflect the fair value of such securities. Use of the pricing service has been approved by the Board of Trustees. Forward Contracts will be valued using a pricing model taking into consideration market data from an external pricing source. All other securities, futures contracts and listed options in a Fund's portfolio (other than short-term obligations) for which the principal market is one or more securities or commodities exchanges (whether domestic or foreign) will be valued at the last reported sale price or at the settlement price prior to the determination (or if there has been no current sale, at the closing bid price) on the primary exchange on which such securities, Futures Contracts or options are traded; but, if a securities exchange is not the principal market for securities, such securities will, if market quotations are readily available, be valued at current bid prices unless such securities are reported on the NASDAQ system, in which case they are valued at the last sale price or, if no sales occurred during the day, at the last quoted bid price. Short-term securities with a remaining maturity in excess of 60 days will be valued upon dealer supplied valuations. Other short-term obligations are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.


Short-term obligations with a remaining maturity in excess of 60 days will be valued based upon dealer supplied valuations. Other short-term obligations in a Fund's portfolio are valued at amortized cost, which constitutes fair value as determined by the Board of Trustees. Portfolio investments for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Board of Trustees.

Generally, trading in foreign securities is substantially completed each day at various times prior to the close of regular trading on the New York Stock Exchange. Occasionally, events affecting the values of such securities may occur between the times at which they are determined and the close of regular trading on the Exchange which will not be reflected in the computation of a Fund's net asset value unless the Trustees deem that such event would materially affect the net asset value in which case an adjustment would be made.

All investments and assets are expressed in U.S. dollars based upon current currency exchange rates. A share's net asset value is effective for orders received by the dealer prior to its calculation and received by MFD, each Fund's distributor, prior to the close of that business day.


TOTAL RATE OF RETURN: Each Fund will calculate its total rate of return for certain periods by determining the average annual compounded rates of return over those periods that would cause an investment of $1,000 (made at net asset value with all distributions reinvested) to reach the value of that investment at the end of the periods. Each Fund may also calculate total rates of return which represent aggregate performance over a period or year-by-year performance.

The average annual total rates of return for the Worldwide Fund and the Emerging Equities Fund, and the aggregate total rates of return for the Research Fund, the Mid-Cap Fund, the Emerging Markets Fund and the International Equity Fund, for periods ending June 30, 1996, are as follows:

                                             1 YEAR         LIFE OF FUND
                                             ------         ------------
Worldwide Fund                                1.51%            5.44%(1)
Emerging Equities Fund                       41.37            33.71(2)
Research Fund                                 N/A             -2.20(3)*
Mid-Cap Fund                                  N/A             11.30(4)*
Emerging Markets Fund                         N/A             12.93(5)*
International Equity Fund                     N/A              9.60(6)*

  * These figures are not calculated on an annualized basis and represent a limited time frame.
(1) For the period from the commencement of investment operations on September 30, 1992 to June 30, 1996.
(2) For the period from the commencement of investment operations on June 16, 1993 to June 30, 1996.
(3) For the period from the commencement of investment operations on May 21, 1996 to June 30, 1996.
(4) For the period from the commencement of investment operations on December 28, 1995 to June 30, 1996.
(5) For the period from the commencement of investment operations on August 7, 1995 to June 30, 1996.
(6) For the period from the commencement of investment operations on January 31, 1996 to June 30, 1996.

Total rate of return reflects the performance of both principal and income. Total rates of return would have been lower if certain expense waivers had not been in place.

YIELD: Any yield quotation of a Fund is based on the annualized net investment income per share of the Fund over a 30-day period. The yield for the Fund is calculated by dividing the net investment income per share of the Fund earned during the period by the net asset value per share of the Fund on the last day of that period. The resulting figure is then annualized. Net investment income per share is determined by dividing (i) the dividends and interest earned by the Fund during the period, minus accrued expenses for the period, by (ii) the average number of Fund shares entitled to receive dividends during the period multiplied by the net asset value per share on the last day of the period. The 30-day yield for the Worldwide Fund as of June 30, 1996 was 5.80% taking into account certain fee waivers; without these waivers, the yield would have been 5.57%.

PERFORMANCE INFORMATION: Any yield or total rate of return quotation provided by a Fund should not be considered as representative of the performance of a Fund in the future since the net asset value of shares of each Fund will vary based not only on the type, quality and maturities of the securities held in a Fund's portfolio, but also on changes in the current value of such securities and on changes in the expenses of a Fund. These factors and possible differences in the methods used to calculate yields and total rates of return should be considered when comparing the yield and total rate of return of a Fund to yields and total rates of return published for other investment companies or other investment vehicles.

GENERAL: From time to time, each Fund may discuss or quote its current portfolio manager as well as other investment personnel, including such persons' views on: the economy; securities markets; portfolio securities and their issuers; investment philosophies, strategies, techniques and criteria used in the selection of securities to be purchased or sold for the Fund; the Fund's portfolio holdings; the investment research and analysis process; the formulation and evaluation of investment recommendations; and the assessment and evaluation of credit, interest rate, market and economic risks, and similar or related matters.

The Fund may also quote evaluations mentioned in independent radio or television broadcasts.

From time to time the Fund may use charts and graphs to illustrate the past performance of various indices such as those mentioned above and illustrations using hypothetical rates of return to illustrate the effects of compounding and tax-deferral.

From time to time the Fund may also discuss or quote the views of its distributor, its investment adviser and other financial planning, legal, tax, accounting, insurance, estate planning and other professionals, or from surveys, regarding individual and family financial planning. Such views may include information regarding: retirement planning; tax management strategies; estate planning; general investment techniques (e.g., asset allocation and disciplined saving and investing); business succession; ideas and information provided through the MFS Heritage Planning\s/\m/ program, an intergenerational financial planning assistance program; issues with respect to insurance (e.g., disability and life insurance and Medicare supplemental insurance); issues regarding financial and health care management for elderly family members; and other similar or related matters.

The Fund may advertise examples of the effects of periodic investment plans, including the principle of dollar cost averaging. In such a program, an investor invests a fixed dollar amount in a fund at periodic intervals, thereby purchasing fewer shares when prices are low. While such a strategy does not assure a profit or guard against a loss in a declining market, the investor's average cost per share can be lower than if fixed numbers of shares are purchased at the same intervals.

MFS FIRSTS: MFS has a long history of innovations.


  -- 1924 -- Massachusetts Investors Trust is established as the first open-end mutual fund in America.

  -- 1924 -- Massachusetts Investors Trust is the first mutual fund to make full public disclosure of its operations in shareholder reports.

  -- 1932 -- One of the first internal research departments is established to provide in-house analytical capability for an investment management firm.

  -- 1933 -- Massachusetts Investors Trust is the first mutual fund to register under the Securities Act of 1933 ("Truth in Securities Act" or "Full Disclosure Act").

  -- 1936 -- Massachusetts Investors Trust is the first mutual fund to allow shareholders to take capital gain distributions either in additional shares or cash.

  -- 1976 -- MFS(R) Municipal Bond Fund is among the first municipal bond funds established.

  -- 1979 -- Spectrum becomes the first combination fixed/variable annuity with no initial sales charge.

  -- 1981 -- MFS(R) World Governments Fund is established as America's first globally diversified fixed/income mutual fund.

  -- 1984 -- MFS(R) Municipal High Income Fund is the first open-end mutual fund to seek high tax-free income from lower-rated municipal securities.

  -- 1986 -- MFS(R) Managed Sectors Fund becomes the first mutual fund to target and shift investments among industry sectors for shareholders.

  -- 1986 -- MFS(R) Municipal Income Trust is the first closed-end, high-yield municipal bond fund traded on the New York Stock Exchange.

  -- 1987 -- MFS(R) Multimarket Income Trust is the first-closed-end, multimarket high income fund listed on the New York Stock Exchange.

  -- 1989 -- MFS Regatta becomes America's first non-qualified market-value-adjusted fixed/variable annuity.

  -- 1990 -- MFS(R) World Total Return Fund is the first global balanced fund.

  -- 1993 -- MFS(R) World Growth Fund is the first global emerging markets fund to offer the expertise of two sub-advisers.

  -- 1993 -- MFS(R) Union Standard Trust is the first fund to invest solely in companies deemed to be union-friendly by an Advisory Board of senior labor officials, senior managers of companies with significant labor contracts, academics and other national labor leaders.

7.  DESCRIPTION OF SHARES, VOTING RIGHTS AND LIABILITIES
The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional Shares of Beneficial Interest (without par value) and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. The Trust presently has seven series and reserves the right to create and issue additional series of shares. Each share of a series represents an equal proportionate interest in that series with each other share of that series. Shares of each series participate equally in the earnings, dividends and assets of the particular series. Shares of each series vote separately to approve investment advisory agreements or changes in investment restrictions, but shares of all series vote together in the election of Trustees or selection of accountants. Should the Trust be liquidated, shareholders of each series would be entitled to share pro rata in the net assets of their respective series available for distribution to shareholders.


Shareholders are entitled to one vote for each share held and may vote in the election of Trustees and on other matters submitted to meetings of shareholders. To the extent any Fund's shareholder owns a controlling percentage of the Fund's shares, such shareholder may affect the outcome of such matters to a greater extent than other Fund shareholders (see "Description of Shares, Voting Rights and Liabilities" in the Prospectus). Although Trustees are not elected annually by the shareholders, shareholders have the right under certain circumstances to remove one or more Trustees. No material amendment may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the Trust's outstanding shares (as defined in "Investment Policies and Restrictions -- Investment Restrictions"). Shares have no pre-emptive or conversion rights. Shares when issued are fully paid and non-assessable. The Trust may be terminated (i) upon the merger or consolidation of the Trust with another organization or upon the sale of all or substantially all of its assets, if approved by the vote of the holders of two-thirds of the outstanding shares of the Trust, except that if the Trustees recommend such merger, consolidation or sale, the approval by vote of the holders of more than 50% of the outstanding shares will be sufficient, (ii) upon liquidation and distribution of the assets of the Trust or the Fund (as applicable), if approved by the holders of not less than two-thirds of the outstanding shares of the Trust or the Fund (as applicable), or
(iii) by the Trustees by written notice to the Trust's shareholders or Fund shareholders (as applicable). If not so terminated, the Trust will continue indefinitely.


The Trust is an entity of the type commonly known as a "Massachusetts business trust." Under Massachusetts law, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and provides for indemnification and reimbursement of expenses out of the Trust property for any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall maintain appropriate insurance (for example, fidelity bonding and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees and agents covering possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust itself was unable to meet its obligations.

The Declaration of Trust further provides that obligations of the Trust are not binding upon the Trustees individually but only upon the property of the Trust and that the Trustees will not be liable for any action or failure to act, but nothing in the Declaration of Trust protects a Trustee against any liability to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.


8.  INDEPENDENT AUDITORS AND FINANCIAL STATEMENTS


Deloitte & Touche LLP are each Fund's independent auditors providing audit services, tax return preparation, and assistance and consultation with respect to the preparation of filings with the SEC.


For each Fund the following documents, each of which is included in the Annual Report to shareholders for each Fund, are incorporated by reference into this SAI and have been so incorporated in reliance upon the report of Deloitte & Touche LLP, independent auditors, as experts in accounting and auditing:

                                                         PERIOD COVERED
           DOCUMENT                   FUND                IN DOCUMENT
           --------                   ----               ---------------

Portfolio of Investments           Each Fund        at June 30, 1996

Statement of Assets and            Each Fund        at June 30, 1996
  Liabilities

Statement of Changes in           Each of the       Each year in the two
  Net Assets                   Worldwide and the      year period ended June
                               Emerging Equities      30, 1996
                                      Fund

Statement of Changes in         Emerging Markets    From the commencement of
  Net Assets                          Fund            investment operations
                                                      on August 7, 1995 to
                                                      June 30, 1996

Statement of Changes in          Research Fund      From the commencement of
  Net Assets                                          investment operations
                                                      on May 21, 1996 to
                                                      June 30, 1996

Statement of Changes in           Mid-Cap Fund      From the commencement of
  Net Assets                                          investment operations
                                                      on December 28, 1995
                                                      to June 30, 1996
Statement of Changes in          International      From the commencement of
  Net Assets                      Equity Fund         investment operations
                                                      on January 31, 1996 to
                                                      June 30, 1996

Statement of Operations           Each of the       For the year ended June
                                   Worldwide          30, 1996
                                and the Emerging
                                 Equities Fund

Statement of Operations         Emerging Markets    From the commencement of
                                      Fund            investment operations
                                                      on August 7, 1995 to
                                                      June 30, 1996

Statement of Operations          Research Fund      From the commencement of
                                                      investment operations
                                                      on May 21, 1996 to
                                                      June 30, 1996

Statement of Operations           Mid-Cap Fund      From the commencement of
                                                      investment operations
                                                      December 28, 1995 to
                                                      June 30, 1996

Statement of Operations          International      From the commencement of
                                  Equity Fund         investment operations
                                                      on January 31, 1996 to
                                                      June 30, 1996

Notes to the Financial             Each Fund
  Statements

Independent Auditors' Report       Each Fund

A copy of each Fund's Annual Report accompanies this SAI. As of the date of this SAI, the Core Plus Fund had not yet commenced investment operations.

                                                                      EXHIBIT A

                          TRUSTEE COMPENSATION TABLE

                                  TRUSTEE FEES
                                FROM EACH OF THE      TRUSTEES FEES        TRUSTEE FEES
                                 WORLDWIDE FUND      FROM EACH OF THE    FROM EACH OF THE
                                     AND THE         EMERGING MARKETS       CORE PLUS          TRUSTEE FEES     TOTAL TRUSTEE FEES
                                EMERGING EQUITIES      FUND AND THE        FUND AND THE     FROM INTERNATIONAL    FROM FUND AND
NAME OF TRUSTEE                      FUND(1)           MID-CAP FUND(1)    RESEARCH FUND(1)     EQUITY FUND(1)     FUND COMPLEX(2)
----------------                -----------------    ----------------    ----------------   ------------------  ------------------
A. Keith Brodkin .............       $    0               $    0             $    0               $    0             $     0
Nelson J. Darling, Jr. .......        2,892                1,250                  0                  625              15,858
William R. Gutow .............        2,892                1,250                  0                  625              15,858

NOTES:
(1) For fiscal year ending June 30, 1996.
(2) For calendar year ended December 31, 1995. All Trustees served as Trustees of 21 funds advised by MFS (having aggregate net assets at December 31, 1995 of approximately $306.3 million).

     ESTIMATED ANNUAL BENEFITS PAYABLE BY FUNDS UPON RETIREMENT(4) FOR EACH OF THE WORLDWIDE FUND AND THE EMERGING EQUITIES FUND

                                 YEARS OF SERVICE
                    -------------------------------------------
AVERAGE TRUSTEE FEES        3      5       7     10 OR MORE
---------------------------------------------------------------
       $2,603             $390   $651    $ 911    $1,301
        2,718              408    680      951     1,359
        2,834              425    708      992     1,417
        2,950              442    737    1,032     1,475
        3,065              460    766    1,073     1,533
        3,181              477    795    1,113     1,590

 FOR EACH OF THE EMERGING MARKETS FUND AND THE MID-CAP FUND

                    -------------------------------------------
AVERAGE TRUSTEE FEES        3      5       7     10 OR MORE
---------------------------------------------------------------
       $1,125             $169   $281    $ 394    $  563
        1,175              176    294      411       588
        1,225              184    306      429       613
        1,275              191    319      446       638
        1,325              199    331      464       663
        1,375              206    344      481       688

    FOR EACH OF THE CORE PLUS FUND AND THE RESEARCH FUND

                    -------------------------------------------
AVERAGE TRUSTEE FEES        3      5       7     10 OR MORE
---------------------------------------------------------------
       $    0             $  0  $   0    $   0    $    0
            0                0      0        0         0
            0                0      0        0         0
            0                0      0        0         0
            0                0      0        0         0
            0                0      0        0         0

             FOR THE INTERNATIONAL EQUITY FUND

                    -------------------------------------------
AVERAGE TRUSTEE FEES        3      5       7     10 OR MORE
---------------------------------------------------------------
       $  563             $ 84  $ 141    $ 197    $  281
          588               88    147      206       294
          613               92    153      214       306
          638               96    159      223       319
          663               99    166      232       331
          688              103    172      241       344

(4) Other funds in the MFS fund complex provide similar retirement benefits to the Trustees.

INVESTMENT ADVISER
Massachusetts Financial Services Company
500 Boylston Street, Boston, MA 02116
(617) 954-5000
(800) 637-2262


DISTRIBUTOR
MFS Fund Distributors, Inc.
500 Boylston Street, Boston, MA 02116
(617) 954-5000

CUSTODIAN AND DIVIDEND DISBURSING AGENT
State Street Bank and Trust Company
225 Franklin Street, Boston, MA 02110


SHAREHOLDER SERVICING AGENT
MFS Service Center, Inc.
500 Boylston Street, Boston, MA 02116
Toll free: (800) 637-2262


MAILING ADDRESS:
P.O. Box 1400, Boston, MA 02107-9906

INDEPENDENT AUDITORS
Deloitte & Touche LLP
125 Summer Street, Boston MA 02110

MFS(R) INSTITUTIONAL WORLDWIDE FIXED INCOME FUND
MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND
MFS(R) INSTITUTIONAL EMERGING MARKETS INCOME FUND
MFS(R) INSTITUTIONAL CORE PLUS FIXED INCOME FUND
MFS(R) INSTITUTIONAL RESEARCH FUND
MFS(R) INSTITUTIONAL MID-CAP GROWTH EQUITY FUND
MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

500 BOYLSTON STREET
BOSTON, MA 02116

[graphic omitted: MFS logo]

[logo]                                                        Annual Report for
THE FIRST NAME IN MUTUAL FUNDS                                       Year Ended
                                                                   June 30, 1996

MFS(R) INSTITUTIONAL EMERGING EQUITIES FUND

[graphic omitted: two men sitting in front of a window]

LETTER TO SHAREHOLDERS

Dear Shareholders:

With the help of strong performance from many of its holdings in the consumer and technology sectors, as well as from those of many smaller companies, the Fund provided a total return of 41.37% (including the reinvestment of distributions) for the 12 months ended June 30, 1996. Over the same period, the stock market, as measured by the Standard & Poor's 500 Composite Index (the S&P
500), a popular, unmanaged index of common stock performance, returned 25.98%, while the Russell 2000 Total Return Index (an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks which are traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ) returned 26.49%. A discussion of the Fund's performance during this reporting period may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook

Real (inflation-adjusted) economic growth in the first quarter of 1996 was 2.3% on an annualized basis, and it appears that second-quarter growth could be even stronger. Thus, real growth in gross domestic product has started the year at a rate exceeding our expectations. While we continue to believe that growth from quarter to quarter will be uneven, it is now our expectation that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to be impressive as the auto and housing markets remain resilient. Consumer spending has also been positively impacted by widespread job growth. At the same time, however, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. Finally, due to the pickup in economic activity and increasing job growth, it appears that inflation may accelerate slightly this year, and the Federal Reserve Board is expected to continue its diligent anti-inflationary stance.

Stock Market

While we do not expect the stock market to match the extraordinary performance of 1995, we continue to be positive about the equity market this year. Although we believe the equity market represents fair value at current levels, the expected slowdown in the growth of corporate earnings and the increases in interest rates experienced so far this year raise near-term concerns. Further increases in interest rates, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the longer-term health of the equity market. We continue to believe that many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

Portfolio Performance and Strategy

The Fund's performance has benefited from the strong appreciation in the stock prices of many of its holdings in the technology and consumer sectors. The technology sector started the year with very poor performance as investors worried about the slowdown in this sector's earnings growth versus 1995's, which saw very strong earnings growth of 50% for this sector. However, once investors became accustomed to the fact that 1996 earnings for the technology sector could still be in a range of 25% to 30%, and that this growth would appear to be very strong versus corporate America as a whole, the sector rebounded strongly.

    Consumer stocks, which were some of the most disappointing in terms of earnings and stock performance in 1995, have rebounded very smartly in 1996. One sector which has not performed as yet for the Fund in 1996 is health care. Perhaps because of the strength in other areas of the market, many of our health care companies have lagged the general market in spite of strong earnings growth.

    The performance of our consumer-oriented stocks has been particularly helpful. HFS, the nation's largest franchiser of hotels and real estate companies, has seen the price of its stock appreciate almost 50% since the beginning of the year as strong earnings gains and acquisitions such as Coldwell Banker appeared to assure investors of its future growth prospects.

    Several of the Fund's retail and restaurant stocks rebounded dramatically based on strong consumer sentiment. Applebee's, the nation's largest franchiser of casual restaurants, appreciated substantially as strong earnings were reported from the first quarter. Similarly, Gymboree, perhaps the retailer best-positioned to service the lucrative children's clothing niche, soared almost 100% from depressed levels as first-quarter earnings were very strong.

    While the Fund's technology stocks had, on average, mixed results, the Fund was fortunately overweighted in software and networking stocks relative to computer systems and semiconductors. Meanwhile, an excess of inventories held by customers of semiconductor manufacturers has been a drag on earnings for this sector so far this year. While we expect this overhang to dissipate, other investors have aggressively sold their positions and depressed the stocks.

    We have been surprised that the health care sector has not performed better. United Healthcare, the largest managed health care company in the nation, which had been one of the Fund's largest positions, has been a particularly poor performer this year and has been sold out of the portfolio. Despite reporting strong earnings versus last year's and maintaining its position as a dominant force in the sector, the stock is down for the year. However, we believe the health maintenance organization (HMO) companies should perform better by the end of the year and still have positions in such stocks as Healthsource, which operates HMOs in New England, the Midwest, and the Southeast.

Respectfully,

/S/ A. Keith Brodkin          /s/ John W. Ballen      /s/ Brian E. Stack
    A. Keith Brodkin              John W. Ballen          Brian E. Stack
    Chairman and President        Portfolio Manager       Portfolio Manager

July 10, 1996

PORTFOLIO MANAGER PROFILES

John Ballen began his career at MFS as an industry specialist in 1984 and was promoted to Investment Officer in 1986, Vice President - Investments in 1987, Director of Research in 1988 and Senior Vice President in 1990. In 1993, he became Director of Equity Portfolio Management. He has been the Portfolio Manager of MFS Institutional Emerging Equities Fund since 1993.

Brian Stack joined the MFS Research Department as Vice President - Investments in 1993. A graduate of Boston College and the Darden School of Business at the University of Virginia, he has worked as an equity analyst since 1987. Mr. Stack has served as Portfolio Manager of MFS Institutional Emerging Equities Fund since January 1996.

PERFORMANCE SUMMARY

The information below illustrates the historical performance of MFS Institutional Emerging Equities Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $5,000,000 INVESTMENT
(For the Period from June 16, 1993 to June 30, 1996)

-------------------------------------------------------------------------------

                               PLOT PONTS TO COME

-------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS
                                                                  6/16/93* -
                                               1 Year   3 Years   6/30/96
----------------------------------------------------------------------------
MFS Institutional Emerging Equities Fund      +41.37%   +33.49%   +33.71%
----------------------------------------------------------------------------
Russell 2000 Index                            +23.89%   +15.80%   +15.80%
----------------------------------------------------------------------------
Standard & Poor's 500                         +25.98%   +17.20%   +17.20%
----------------------------------------------------------------------------
Consumer Price Index+                         + 2.75%   + 2.76%   + 2.76%
----------------------------------------------------------------------------

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. Fund results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. The subsidy may be rescinded by MFS at any time.

*Commencement of offering of shares.
+The Consumer Price Index is a popular measure of change in prices.

FEDERAL INCOME TAX INFORMATION ON DISTRIBUTIONS

For the year ended June 30, 1996, the amount of distributions from income eligible for the 70% dividends-received deduction for corporations came to 1.26%.

PORTFOLIO OF INVESTMENTS - June 30, 1996

Common Stocks - 91.7%
-----------------------------------------------------------------------------
Issuer                                                   Shares         Value
-----------------------------------------------------------------------------
U.S. Stocks - 89.4%
  Agricultural Products - 0.4%
    AGCO Corp.                                           36,100  $  1,001,775
-----------------------------------------------------------------------------
  Apparel and Textiles - 0.4%
    Nine West Group, Inc.*                               22,000  $  1,124,750
-----------------------------------------------------------------------------
  Business Machines - 1.8%
    Affiliated Computer Services, Inc.*                  98,900  $  4,648,300
-----------------------------------------------------------------------------
  Business Services - 12.4%
    American List Corp.                                  21,200  $    561,800
    BDM International, Inc.                              33,500     1,557,750
    BISYS Group, Inc.*                                   41,100     1,551,525
    CUC International, Inc.*                             81,000     2,875,500
    Career Horizons, Inc.*                               12,800       448,000
    Ceridian Corp.*                                      82,300     4,156,150
    Computer Sciences, Inc.*                             44,400     3,318,900
    DST Systems, Inc.*                                   11,800       377,600
    Dendrite International Inc.*                         11,900       410,550
    Employee Solutions, Inc.*                            37,100     1,168,650
    Equity Corporation International*                    22,100       596,700
    Fine Host Corp.*                                     34,200       410,400
    FIserv, Inc.*                                        77,100     2,313,000
    Franklin Quest Co.*                                  90,000     1,867,500
    Global Directmail Corp.*                             15,900       628,050
    Intellequest Information Group, Inc.*                 1,500        49,125
    Interim Services, Inc.*                              99,400     4,274,200
    Learning Tree International, Inc.*                    2,500        76,875
    PMT Services, Inc.                                   33,750       966,094
    Registry, Inc.*                                         700        20,475
    Rural/Metro Corp.*                                   16,500       565,125
    SPS Transaction Services, Inc.*                      91,600     1,648,800
    Technology Solutions Co.*                            52,800     1,828,200
    Transaction Systems Architects, Inc., "A"*            5,400       361,800
    Walsh International, Inc.*                           21,800       201,650
    Western Staff Services, Inc.*                           900        12,600
                                                                 ------------
                                                                 $ 32,247,019
-----------------------------------------------------------------------------
  Cellular Telephones - 0.7%
    Cellular Communications of Puerto Rico, Inc.*        55,000  $  1,787,500
-----------------------------------------------------------------------------
  Chemicals - 0.5%
    Hanna (M.A.) Co.                                     48,050  $  1,003,044
    Polymer Group, Inc.*                                 16,700       292,250
                                                                 ------------
                                                                 $  1,295,294
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 1.0%
    Autodesk, Inc.                                       13,100  $    391,362
    Electronic Arts, Inc.*                               14,300       382,525
    Sierra On-Line, Inc.*                                16,700       732,713
    Spectrum Holobyte, Inc.*                             33,200       190,900
    Symantec Corp.*                                      87,200     1,090,000
                                                                 ------------
                                                                 $  2,787,500
-----------------------------------------------------------------------------
  Computer Software - Systems - 15.3%
    Adobe Systems, Inc.                                  89,300  $  3,203,637
    BMC Software, Inc.*                                 136,800     8,173,800
    Cadence Design Systems, Inc.*                       231,950     7,828,312
    Catalyst International, Inc.*                        47,400       545,100
    Cognos, Inc.*                                       137,200     3,155,600
    Compuware Corp.*                                     89,700     3,543,150
    Control Data Systems, Inc.*                         114,900     2,455,988
    INTERSOLV, Inc.*                                     38,400       355,200
    SCB Computer Technology, Inc.*                       13,800       224,250
    Softquad International, Inc.*                        37,300       206,898
    Sybase, Inc.*                                       230,300     5,440,837
    Sysnopsys, Inc.*                                     52,400     2,082,900
    System Software Associates, Inc.                    154,700     2,629,900
                                                                 ------------
                                                                 $ 39,845,572
-----------------------------------------------------------------------------
  Construction Services - 0.1%
    Barnett, Inc.*                                        2,300  $     66,125
-----------------------------------------------------------------------------
  Consumer Goods and Services - 0.5%
    Blyth Industries, Inc.*                              19,500  $    884,812
    META Group, Inc.*                                    16,600       406,700
                                                                 ------------
                                                                 $  1,291,512
-----------------------------------------------------------------------------
  Electronics - 4.0%
    Altera Corp.*                                         3,100  $    117,800
    Analog Devices, Inc.*                                54,900     1,399,950
    Atmel Corp.*                                         21,900       659,737
    Burr Brown Corp.*                                    65,200     1,157,300
    DuPont Photomasks, Inc.*                              1,800        36,900
    LSI Logic Corp.*                                    155,500     4,043,000
    Tower Semiconductor Ltd.*                            53,400       520,650
    Xilinx, Inc.*                                        77,700     2,466,975
                                                                 ------------
                                                                 $ 10,402,312
-----------------------------------------------------------------------------
  Entertainment - 8.3%
    American Radio Systems Corp.*                        31,800  $  1,367,400
    Bally Entertainment Corp.*                           55,300     1,520,750
    Chancellor Broadcasting, "A"                          2,600        81,250
    Clear Channel Communications, Inc.*                  27,200     2,240,600
    Harrah's Entertainment, Inc.*                        98,400     2,779,800
    Heritage Media Corp., "A"*                           72,300     2,882,962
    Infinity Broadcasting Corp., "A"*                    87,900     2,637,000
    Jacor Communications, Inc.*                          52,300     1,614,762
    LIN Television Corp.*                                36,500     1,314,000
    Mirage Resorts, Inc.*                                30,400     1,641,600
    National Lodging Corp.*                              12,900       206,400
    Rio Hotel & Casino, Inc.*                            14,500       222,938
    Sinclair Broadcast Group, Inc., "A"*                 32,600     1,418,100
    Trump Hotels & Casino Resorts, Inc.*                 19,800       564,300
    Young Broadcasting Corp., "A"*                       25,300       967,725
                                                                 ------------
                                                                 $ 21,459,587
-----------------------------------------------------------------------------
  Financial Institutions - 4.5%
    Advanta Corp., "B"                                   25,100  $  1,135,775
    Franklin Resources, Inc.                            132,900     8,106,900
    Student Loan Corp.                                   66,000     2,376,000
                                                                 ------------
                                                                 $ 11,618,675
-----------------------------------------------------------------------------
  Insurance - 1.4%
    Chartwell Re Corp.                                   17,600  $    389,400
    Equitable of Iowa Cos.                               87,800     3,116,900
                                                                 ------------
                                                                 $  3,506,300
-----------------------------------------------------------------------------
  Medical and Health Products - 0.3%
    Cohr, Inc.*                                           1,700  $     40,375
    Innovasive Devices, Inc.*                             1,800        18,000
    NCS Healthcare, Inc., "A"*                            2,000        60,500
    Urologix, Inc.*                                       1,600        21,600
    Uromed Corp.*                                        42,700       587,125
                                                                 ------------
                                                                 $    727,600
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 12.9%
    ABR Information Services, Inc.*                       1,700  $     85,425
    CRA Managed Care, Inc.*                              12,400       554,900
    Community Health Systems, Inc.*                      34,800     1,800,900
    Coventry Corp.*                                       1,700        26,775
    General Surgical Innovations, Inc.*                   1,100        16,775
    Genesis Health Ventures, Inc.*                       50,350     1,579,731
    Health Management Assoc., Inc., "A"*                177,000     3,584,250
    Healthsource, Inc.*                                 105,300     1,842,750
    HealthSouth Corp.*                                  171,500     6,174,000
    Lincare Holdings, Inc.*                              39,400     1,546,450
    Living Centers of America, Inc.*                     35,800     1,230,625
    Manor Care, Inc.                                     12,900       507,938
    Mariner Health Group, Inc.*                          23,400       429,975
    Owen Healthcare, Inc.*                              194,600     2,700,075
    Oxford Health Plans, Inc.*                            8,800       361,900
    Pacificare Health Systems, Inc., "A"*                26,100     1,722,600
    Pacificare Health Systems, Inc., "B"*                29,600     2,005,400
    Pediatric Services of America, Inc.*                 22,600       514,150
    PhyMatrix Corp.*                                      5,600       130,200
    Physician Support Systems, Inc.*                      2,300        52,037
    Regency Health Services, Inc.*                       51,100       581,263
    Riscorp, Inc., "A"*                                  51,100       932,575
    Safeguard Health Enterprises, Inc.*                   6,900       123,337
    St. Jude Medical, Inc.*                              58,500     1,959,750
    Sterling Healthcare Group*                            6,300       126,000
    Total Renal Care Holdings, Inc.*                     12,500       528,125
    Vivra, Inc.*                                         69,700     2,291,388
                                                                 ------------
                                                                 $ 33,409,294
-----------------------------------------------------------------------------
  Metals and Minerals - 0.2%
    Titanium Metals Corp.*                               20,400  $    527,850
-----------------------------------------------------------------------------
  Oil Services - 0.1%
    Trico Marine Services, Inc.*                          2,200  $     48,950
-----------------------------------------------------------------------------
  Oils - 0.4%
    Belco Oil & Gas Corp.*                               27,500  $    976,250
-----------------------------------------------------------------------------
  Pollution Control - 1.3%
    Sanifill, Inc.*                                      68,400  $  3,368,700
-----------------------------------------------------------------------------
  Printing and Publishing - 1.2%
    Pulitzer Publishing Co.                              51,000  $  3,021,750
-----------------------------------------------------------------------------
  Railroads - 0.3%
    Wisconsin Central Transportation Corp.*              27,000  $    877,500
-----------------------------------------------------------------------------
  Restaurants and Lodging - 7.6%
    Apple South, Inc.                                    70,600  $  1,888,550
    Applebee's International, Inc.                       55,800     1,792,575
    Buffets, Inc.*                                      106,600     1,305,850
    Doubletree Corp.*                                    15,700       557,350
    HFS, Inc.*                                          122,300     8,561,000
    Hometown Buffet, Inc.*                               10,700       151,137
    Promus Hotel Corp.*                                  89,450     2,649,956
    Renaissance Hotel Group N.V.*                        13,300       285,950
    ShoLodge, Inc.*                                      60,266       753,325
    Sonic Corp.*                                         55,500     1,345,875
    Suburban Lodges of America, Inc.*                     1,000        23,125
    Taco Cabana, Inc., "A"*                              43,800       317,550
    Wyndham Hotel Corp.*                                  2,100        43,838
                                                                 ------------
                                                                 $ 19,676,081
-----------------------------------------------------------------------------
  Special Products and Services - 0.2%
    Central Packaging Corp.                              15,850  $    469,556
    F.Y.I., Inc.*                                         4,000        74,000
                                                                 ------------
                                                                 $    543,556
-----------------------------------------------------------------------------
  Stores - 6.5%
    BT Office Products International, Inc.*              45,600  $    815,100
    Discount Auto Parts, Inc.*                           30,000       761,250
    Dollar General Corp.                                 67,400     1,971,450
    Duty Free International, Inc.                         8,200       125,050
    General Nutrition Cos., Inc.*                       169,200     2,961,000
    Gymboree Corp.*                                      66,200     2,019,100
    Micro Warehouse, Inc.*                               43,500       870,000
    Mothers Work, Inc.*                                  14,500       369,750
    Office Depot, Inc.*                                 155,700     3,172,388
    OfficeMax, Inc.*                                     97,800     2,334,975
    Sunglass Hut International, Inc.*                    22,300       543,563
    Thrifty PayLess Holdings, Inc., "B"                  62,400     1,076,400
                                                                 ------------
                                                                 $ 17,020,026
-----------------------------------------------------------------------------
  Telecommunications - 7.1%
    Bay Networks, Inc.*                                  26,600  $    684,950
    Cabletron Systems, Inc.*                            156,000    10,705,500
    Equalnet Holding Corp.*                               6,100        23,638
    Excel Communications, Inc.*                           6,300       170,100
    Glenayre Technologies, Inc.*                         59,900     2,995,000
    LCI International, Inc.*                             16,200       508,275
    Omnipoint Corp.*                                      2,400        62,550
    PageMart Wireless, Inc.*                              3,500        35,000
    Paging Network, Inc.*                                17,900       429,600
    Premiere Technologies, Inc.*                          2,000        63,000
    Sterling Commerce, Inc.*                              2,500        92,812
    Tel-Save Holdings, Inc.*                             12,500       265,625
    Tellabs, Inc.*                                        5,500       367,813
    U.S. Robotics Corp.*                                 24,100     2,060,550
    United States Satellite Broadcasting Co., Inc., "A"*  1,600        60,400
                                                                 ------------
                                                                 $ 18,524,813
-----------------------------------------------------------------------------
Total U.S. Stocks                                                $231,804,591
-----------------------------------------------------------------------------
Foreign Stocks - 2.3%
  Belgium
    Xeikon N.V., ADR* (Printing and Publishing)           2,600  $     29,575
-----------------------------------------------------------------------------
  Canada - 1.5%
    Loewen Group, Inc. (Special Products and Services) 2,900 $ 87,726 Loewen Group, Inc. (Special Products and
      Services)##                                        45,200     1,378,029
    Rogers Cantel Mobile Communications, "B"
      (Telecommunications)*                             103,900     2,428,662
                                                                 ------------
                                                                 $  3,894,417
-----------------------------------------------------------------------------
  France
    Dassault Systemes, ADR (Computer
      Software - Systems)*                                2,300  $     71,300
-----------------------------------------------------------------------------
  Italy - 0.5%
    Fila Holdings, ADR (Apparel and Textiles)            13,900  $  1,198,875
-----------------------------------------------------------------------------
  United Kingdom - 0.3%
    Danka Business Systems PLC (Business Services)       21,900  $    640,575
-----------------------------------------------------------------------------
Total Foreign Stocks                                             $  5,834,742
-----------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $202,611,447)              $237,639,333
-----------------------------------------------------------------------------

Short-Term Obligations - 7.6%
-----------------------------------------------------------------------------
                                               Principal Amount
                                                  (000 Omitted)
-----------------------------------------------------------------------------
Federal Home Loan Mortgage Corp., due 7/01/96            $  985  $    985,000
Federal Home Loan Mortgage Corp., due 7/03/96             3,650     3,648,932
Federal Home Loan Mortgage Corp., due 7/08/96             4,000     3,995,893
Federal Home Loan Mortgage Corp., due 7/12/96             4,240     4,233,198
Federal Home Loan Mortgage Corp., due 7/19/96             2,220     2,214,140
General Motors Acceptance Corp., due 7/02/96              4,720     4,719,297
-----------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost and Value        $ 19,796,460
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $222,407,907)                $257,435,793

Other Assets, Less Liabilities - 0.7%                               1,926,174
-----------------------------------------------------------------------------
Net Assets - 100.0%                                              $259,361,967
-----------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
June 30, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $222,407,907)         $257,435,793
  Cash                                                                 4,528
  Receivable for investments sold                                  3,362,166
  Receivable for Fund shares sold                                    776,664
  Dividends receivable                                                21,246
  Receivable from investment adviser                                 211,515
  Deferred organization expenses                                       2,402
  Other assets                                                         1,770
                                                                ------------
      Total assets                                              $261,816,084
                                                                ------------
Liabilities:
  Payable for investments purchased                             $  2,291,373
  Payable for Fund shares reacquired                                  61,406
  Payable to affiliate - management fee                               15,679
  Accrued expenses and other liabilities                              85,659
                                                                ------------
      Total liabilities                                         $  2,454,117
                                                                ------------
Net assets                                                      $259,361,967
                                                                ============
Net assets consist of:
  Paid-in capital                                               $192,765,696
  Unrealized appreciation on investments                          35,027,886
  Accumulated undistributed net realized gain on investments      31,568,385
                                                                ------------
      Total                                                     $259,361,967
                                                                ============
Shares of beneficial interest outstanding                         12,254,198
                                                                ============

Net asset value, redemption price and offering price per share
  (net assets of $259,361,967 / 12,254,198 shares of
  beneficial interest outstanding)                                $21.17
                                                                  ======
See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended June 30, 1996
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                      $   711,315
    Dividends                                                         268,848
                                                                  -----------
      Total investment income                                     $   980,163
                                                                  -----------

  Expenses -
    Management fee                                                $ 1,386,851
    Trustees' compensation                                              5,733
    Shareholder servicing agent fee                                    13,734
    Custodian fee                                                      77,884
    Auditing fees                                                      38,883
    Printing                                                           11,409
    Legal fees                                                          7,948
    Amortization of organization expenses                               1,562
    Miscellaneous                                                      60,980
                                                                  -----------
      Total expenses                                              $ 1,604,984
    Fees paid indirectly                                               (6,618)
    Reduction of expenses by investment adviser                      (211,515)
                                                                  -----------
      Net expenses                                                $ 1,386,851
                                                                  -----------
        Net investment loss                                       $  (406,688)
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (identified cost basis) on investment
   transactions -                                                 $40,014,721
    Change in unrealized appreciation on investments               19,192,449
                                                                  -----------
        Net realized and unrealized gain on investments           $59,207,170
                                                                  -----------
          Increase in net assets from operations                  $58,800,482
                                                                  ===========

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------
Year Ended June 30,                                       1996           1995
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                             $   (406,688)  $   (137,307)
  Net realized gain on investments                  40,014,721      7,226,805
  Net unrealized gain on investments                19,192,449     17,594,663
                                                  ------------   ------------
    Increase in net assets from operations        $ 58,800,482   $ 24,684,161
                                                  ------------   ------------

Distributions declared to shareholders
  from net realized gain on investments           $(14,424,189)  $ (1,742,406)
                                                  ------------   ------------

Fund share (principal) transactions -
  Net proceeds from sale of shares                $106,165,196   $ 60,983,226
  Net asset value of shares issued to
    shareholders in reinvestment of
    distributions                                   14,196,197      1,687,224
  Cost of shares reacquired                        (12,395,002)    (6,152,083)
                                                  ------------   ------------
    Increase in net assets from Fund share
      transactions                                $107,966,391   $ 56,518,367
                                                  ------------   ------------
      Total increase in net assets                $152,342,684   $ 79,460,122
Net assets:
  At beginning of period                           107,019,283     27,559,161
                                                  ------------   ------------
  At end of period                                $259,361,967   $107,019,283
                                                  ============   ============

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,                                  1996               1995               1994              1993*
------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period              $16.42             $11.75             $10.17            $10.00
                                                   ------             ------             ------            ------

Income from investment operations# -
  Net investment income (loss)(S)                  $(0.04)            $(0.03)            $(0.03)           $ 0.01
  Net realized and unrealized gain on
    investments                                      6.55               5.04               1.82***           0.16
                                                   ------             ------             ------            ------
      Total from investment operations             $ 6.51             $ 5.01             $ 1.79            $ 0.17
                                                   ------             ------             ------            ------
Less distributions declared to shareholders -
  From net investment income                       $ --               $ --               $ --  **          $  --
  From net realized gain on investments             (1.76)             (0.34)             (0.21)           --
                                                   ------             ------             ------            ------
      Total distributions declared to
         shareholders                              $(1.76)            $(0.34)            $(0.21)           $ 0.00
                                                   ------             ------             ------            ------
Net asset value - end of period                    $21.17             $16.42             $11.75            $10.17
                                                   ======             ======             ======            ======
Total return                                       41.37%             43.21%             17.50%             1.70%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                        0.75%              0.75%              0.78%             0.90%+
  Net investment income (loss)                    (0.22)%            (0.19)%            (0.27)%             2.24%+
Portfolio turnover                                    97%                86%                94%                0%
Net assets at end of period (000 omitted)        $259,362           $107,019            $27,559            $3,052


  * For the period from the commencement of investment operations, June 16, 1993 to June 30, 1993.
 ** The per share distribution from net investment income was $0.00175.
*** The per share data is not in accord with the net realized and unrealized gain (loss) for the period because of the timing of sales of Fund shares and the amount of per share realized and unrealized gains and losses at such time.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
 ## For fiscal years ending after July 1, 1995, the Fund's expenses are calculated without reduction for fees paid indirectly.
(S) The investment adviser voluntarily waived a portion of their management fee for the periods indicated. If the fees had been incurred by the Fund, the net investment income per share and the ratios would have been:

  Net investment loss                              $(0.06)            $(0.07)            $(0.11)          $  0.00
  Ratios (to average net assets):
    Expenses                                        0.87%              0.98%              1.54%             2.50%+
    Net investment income (loss)                  (0.34)%            (0.42)%            (1.02)%             0.64%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Emerging Equities Fund (the Fund), is a diversified series of MFS Institutional Series Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV.

Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended June 30, 1996, $406,688 was reclassified from accumulated net investment loss to accumulated net realized gain on investments due to differences between book and tax accounting for net investment losses and short-term capital gains. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets. The investment adviser has voluntarily agreed to waive its management fee and or pay expenses of the Fund in order to maintain total expenses at no more than 0.75% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities, purchased option transactions and short-term obligations, aggregated $243,361,739 and $167,658,845, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                  $223,435,793
                                                                ============
Gross unrealized appreciation                                   $ 46,784,141
Gross unrealized depreciation                                    (12,816,042)
                                                                ------------
  Net unrealized appreciation                                   $ 33,968,099
                                                                ============

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                        1996                         1995
                        ---------------------------  -------------------------
Years Ended June 30,        Shares          Amount       Shares        Amount
------------------------------------------------------------------------------
Shares sold              5,588,149    $106,165,196    4,431,790   $60,983,226
Shares issued to
  shareholders in
  reinvestment of
  distributions            784,320      14,196,197      123,788     1,687,224
Shares reacquired         (635,040)    (12,395,002)    (384,807)   (6,152,083)
                         ---------    ------------    ---------   -----------
    Net increase         5,737,429    $107,966,391    4,170,771   $56,518,367
                         =========    ============    =========   ===========

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended June 30, 1996 was $2,445.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Emerging Equities Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Emerging Equities Fund (one of the series comprising MFS Institutional Trust) as of June 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 1996 and 1995, and the financial highlights for each of the years in the four-year period ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Emerging Equities Fund at June 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 2, 1996

                 --------------------------------------------
      This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

[Logo]                                                         ANNUAL REPORT FOR
THE FIRST NAME IN MUTUAL FUNDS                                        YEAR ENDED
                                                                   JUNE 30, 1996




       MFS(R) INSTITUTIONAL WORLDWIDE FIXED INCOME FUND






            [graphic omitted: two men sitting in front of a window]

MFS(R) INSTITUTIONAL WORLDWIDE FIXED INCOME FUND

TRUSTEES                                INVESTMENT ADVISER
A. KEITH BRODKIN*                       Massachusetts Financial Services Company
Chairman and President                  500 Boylston Street
                                        Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises            DISTRIBUTOR
(diversified holding company)           MFS Fund Distributors, Inc.
                                        500 Boylston Street
William R. Gutow                        Boston, MA 02116-3741
Vice Chairman
Capital Entertainment                   PORTFOLIO MANAGER
(Blockbuster Video Franchise)           Richard Hawkins*

SHAREHOLDER SERVICE CENTER              TREASURER
MFS Service Center, Inc.                W. Thomas London*
P.O. Box 2281
Boston, MA 02107-9906                   ASSISTANT TREASURER
                                        James O. Yost*
For general information,
call toll free: 1-800-637-2262          SECRETARY
                                        Stephen E. Cavan*
CUSTODIAN
State Street Bank and Trust Company     ASSISTANT SECRETARY
                                        James R. Bordewick, Jr.*
AUDITORS
Deloitte & Touche LLP






*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:
For the year ended June 30, 1996, the Fund provided a total return of 1.51% (including the reinvestment of distributions), which compares to a -1.16% return for the J.P. Morgan Global Government Bond Index (the Morgan Index), an aggregate index of actively traded government bonds issued from 13 countries, including the United States, with remaining maturities of at least one year. Our decision to keep average maturities in the Fund shorter than the Morgan Index contributed to performance, as did underweighted positions in the U.S. market and in the European currency bloc. A discussion of factors which affected the Fund's performance may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook
Real (inflation-adjusted) economic growth in the first quarter of 1996 was 2.3% on an annualized basis, and it appears that second-quarter growth could be even stronger. Thus, real growth in gross domestic product has started the year at a rate exceeding our expectations. While we continue to believe that growth from quarter to quarter will be uneven, it is now our expectation that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying a heavy debt load, the consumer sector itself, which represents two-thirds of the economy, continues to show strength as the auto and housing markets remain resilient. Consumer spending has also been positively impacted by widespread job growth. At the same time, however, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. Finally, due to the pickup in economic activity and increasing job growth, it appears that inflation may accelerate slightly this year, and the Federal Reserve Board is expected to continue its diligent anti-inflationary stance.

Bond Markets
In U.S. bond markets, persistent signs of economic weakness led to decreases in short-term interest rates by the Federal Reserve in late 1995 and early 1996. However, should signs of economic growth and, particularly, of higher inflation continue, we would expect the Fed to maintain its anti-inflationary stance. In the beginning of the year, bond markets were trading in a narrow range as investors shifted between concern about the lack of a budget resolution in Washington and hopes that sluggish economic reports and low inflation might lead to lower interest rates. Later, fixed-income markets began reacting to conflicting signals regarding the strength of the economy with more-volatile trading patterns marked by an upward bias in interest rates. Interest rates may move even higher over the coming months, but we believe the current rise in bond yields is reaching a point where fixed-income markets are becoming attractively valued.

Portfolio Performance and Strategy
The most important factor for the international fixed-income market in recent months has been the better-than-expected strength of the U.S. economy. Market expectations for further interest rate reductions by the Federal Reserve have swung to concerns of possible interest rate increases later this year if growth remains in an above-trend pattern. Long-term interest rates have also risen, reflecting increased concerns about inflation and disappointment with the failed attempt to reach an accord on the federal budget. The rise in U.S. rates has helped push up rates worldwide, although foreign rates have generally risen less than in the United States. The overperformance versus the United States has been most pronounced in some of the higher-yielding European bond markets.

    During this challenging period, the Fund's overweighting in European markets generally and, in particular, the higher-yielding markets, contributed to performance against the benchmark. In addition, the Fund's average maturity was shortened in the first quarter to reduce sensitivity to changes in interest rates. Within Europe, our weightings have been concentrated in the markets where central banks have been reducing short-term interest rates. Earlier in the period, Germany was leading the way and represented a significant exposure for the Fund. More recently, with German rate cuts nearing an end, the weightings have shifted in favor of the higher-yielding markets such as Italy, Spain, and Sweden. Growth in these countries is falling, bringing inflation down with it and allowing the central bankers to drop their official rates quite considerably.

    Within the dollar bloc, our concerns for U.S. growth and inflation risks have led us to overweight the other markets in the bloc, especially Canada and Australia. Canadian growth and inflation are both running below the U.S. levels, while fiscal consolidation is well on track to significantly reduce the budget deficits at the federal and provincial levels. Australian bonds offer a yield advantage which we believe more than adequately compensates for the economic risks, especially since the new government entered office. New Zealand, where we have often been overweighted over the past several years, is approaching a crossroads. In October, voters will face a new proportional voting system. In addition, polls show strong support for parties wishing to unravel the fiscal gains of the past decade. Until the risks are reduced, we expect to have little, if any, exposure to New Zealand in the portfolio.

    The stronger-than-expected U.S. economy was also a major factor in the currency markets. As the rise in U.S. interest rates coincided with further reductions in short-term rates in Europe, the yield advantage of U.S. dollars over German marks grew even larger. The weakening of the mark also helped the performance of some of the higher-yielding European currencies. The Fund has been overweighted in dollars against the mark and has benefited from the improvement in certain other European currencies. Our underweighted yen position has benefited from its weakening trend.

    Overall, the combination of rising interest rates and a stronger dollar has translated into negative performance for international bonds. Looking forward, we believe the dollar strength may continue until growth in Europe, and especially in Germany, rebounds, which we expect to occur in the second half of this year. We believe the outlook for world growth is continuing to improve and, thus, some caution regarding bond markets is probably warranted. Given our outlook, we expect the portfolio to emphasize shorter-maturity and higher-yielding issues.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                  /s/ Richard O. Hawkins
    A. Keith Brodkin                      Richard O. Hawkins
    Chairman and President                Portfolio Manager

July 12, 1996

PORTFOLIO MANAGER PROFILE
Richard Hawkins joined MFS in 1988 as a member of the Fixed Income Department. A graduate of Brown University and the University of Pennsylvania's Wharton School of Business, he was named Vice President in 1991 and Senior Vice President in 1994. On January 1, 1996, Mr. Hawkins was named Director of the International Fixed Income Department as well as Portfolio Manager of the Fund.

PERFORMANCE SUMMARY
The information below illustrates the historical performance of MFS Institutional Worldwide Fixed Income Fund in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

GROWTH OF A HYPOTHETICAL $5,000,000 INVESTMENT
(For the Period from September 30, 1992* to June 30, 1996)


[INSERT PLOT POINT TO COME]


AVERAGE ANNUAL TOTAL RETURNS
                                                                     9/30/92*-
                                                  1 Year   3 Years   6/30/96
-------------------------------------------------------------------------------
MFS Institutional Worldwide Fixed Income Fund     +1.51%    +5.12%    +5.44%
-------------------------------------------------------------------------------
J.P. Morgan Global Government Bond Index          +2.05%    +7.60%    +7.16%
-------------------------------------------------------------------------------
Salomon Brothers World Government Bond Index**    +0.37%    +7.84%    +7.45%
-------------------------------------------------------------------------------
Consumer Price Index+                             +2.75%    +2.76%    +2.80%
-------------------------------------------------------------------------------

All results are historical and, therefore, are not an indication of future results. The principal value and income return of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost. Fund results reflect the applicable expense subsidy which is explained in the Notes to Financial Statements. Had the subsidy not been in effect, the results would have been less favorable. The subsidy may be rescinded by MFS at any time.

 *Commencement of offering of shares.
 +The Consumer Price Index is a popular measure of change in prices.
**An unmanaged index which consists of complete universes of government bonds with remaining maturities of at least five years.

PORTFOLIO  OF  INVESTMENTS - June 30, 1996
Bonds - 75.3%
-------------------------------------------------------------------------------
                                                  Principal Amount
Issuer                                               (000 Omitted)        Value
-------------------------------------------------------------------------------
U.S. Treasury Obligations - 6.2%
    U.S. Treasury Notes, 0s, 2006
      (Identified Cost, $3,799,209)                     $    7,600  $ 3,899,408
-------------------------------------------------------------------------------
Foreign  Denominated - 69.1%
  Australia - 8.8%
    Commonwealth of Australia, 7s, 1998      AUD             2,700  $ 2,079,215
    Commonwealth of Australia, 7s, 2000                        800      600,953
    Commonwealth of Australia, 9.75s, 2002                     800      660,136
    Commonwealth of Australia, 9.5s, 2003                    2,700    2,206,709
                                                                    -----------
                                                                    $ 5,547,013
-------------------------------------------------------------------------------
  Belgium - 2.5%
    Kingdom of Belgium, 9s, 1998             BEF            15,000  $   523,211
    Kingdom of Belgium, 8.75s, 2002                         10,000      363,079
    Kingdom of Belgium, 7.25s, 2004                         10,000      334,504
    Kingdom of Belgium, 8.5s, 2007                          10,000      359,120
                                                                    -----------
                                                                    $ 1,579,914
-------------------------------------------------------------------------------
  Canada - 8.8%
    Government of Canada, 7.5s, 2001         CAD             1,500  $ 1,121,840
    Government of Canada, 7.5s, 2003                         2,300    1,692,342
    Government of Canada, 8.75s, 2005                        2,100    1,656,761
    Government of Canada, 9.5s, 2010                         1,300    1,077,061
                                                                    -----------
                                                                    $ 5,548,004
-------------------------------------------------------------------------------
  Denmark - 4.9%
    Kingdom of Denmark, 8s, 2001             DKK            16,743  $ 3,049,113
-------------------------------------------------------------------------------
  Germany - 10.9%
    German Unity Fund, 8.5s, 2001                            2,550  $ 1,873,719
    Republic of Germany, 6.375s, 1999        DEM             7,220    4,947,090
                                                                    -----------
                                                                    $ 6,820,809
-------------------------------------------------------------------------------
  Italy - 9.7%
    Republic of Italy, 8.5s, 1999            ITL         3,720,000  $ 2,442,145
    Republic of Italy, 9.5s, 1999                        3,165,000    2,121,562
    Republic of Italy, 9.5s, 2006                        2,340,000    1,551,147
                                                                    -----------
                                                                    $ 6,114,854
-------------------------------------------------------------------------------
  Netherlands - 2.1%
    Netherlands
      Government, 6s, 2006                   NLG             2,220  $ 1,263,330
-------------------------------------------------------------------------------
  Spain - 8.7%
    Government of Spain, 8.3s, 1998          ESP           273,100  $ 2,166,465
    Government of Spain, 10.1s, 2001                       394,200    3,311,465
                                                                    -----------
                                                                    $ 5,477,930
-------------------------------------------------------------------------------
  Sweden - 5.8%
    Kingdom of Sweden, 10.25s, 2000          SEK            21,800  $ 3,635,088
-------------------------------------------------------------------------------

  United Kingdom - 6.9%
    United Kingdom Treasury, 9s, 2000        GBP             1,895  $ 3,121,070
    United Kingdom Treasury, 7s, 2001                          800    1,221,354
                                                                    -----------
                                                                    $ 4,342,424
-------------------------------------------------------------------------------
Total Foreign Denominated
  (Identified Cost, $43,055,038)                                    $43,378,479
-------------------------------------------------------------------------------
Total Bonds (Identified Cost, $46,854,247)                          $47,277,887
-------------------------------------------------------------------------------

Short-Term  Obligations - 23.0%
-------------------------------------------------------------------------------
                                                  Principal Amount
Issuer                                               (000 Omitted)        Value
-------------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/08/96                     $2,100  $ 2,097,860
    Federal Home Loan Bank, due 7/16/96                      1,510    1,506,678
    Federal Home Loan Mortgage Corp., due 7/01/96            1,505    1,505,000
    Federal Home Loan Mortgage Corp., due 7/03/96            2,000    1,999,415
    Federal Home Loan Mortgage Corp., due 7/10/96            2,990    2,986,053
    Federal Home Loan Mortgage Corp., due 7/12/96            2,000    1,996,792
    Federal Home Loan Mortgage Corp., due 7/19/96            2,350    2,343,796
-------------------------------------------------------------------------------
Total Short-Term Obligations, at
  Amortized Cost and Value                                          $14,435,594
-------------------------------------------------------------------------------

Call  Options  Purchased - 0.3%
-------------------------------------------------------------------------------
                                                  Principal Amount
Description/Expiration                                of Contracts
Month/Strike Price                                   (000 Omitted)
-------------------------------------------------------------------------------
Australian Dollars
    July/0.80                                AUD             3,186  $     1,290
Canadian Dollars
    October/1.332                            CAD             5,122        7,929
Deutsche Marks
    July/1.52                                DEM             9,130       52,856
Japanese Bonds
    July/98.207                              JPY           223,000       10,566
    July/108.277                                            60,000       12,240
    August/113.318                                         245,000       37,730
    August/113.3606                                        143,000       17,732
    September/96.324                                       244,000       11,956
    September/108.659                                      186,000       23,436
Spanish Pesetas/Deutsche Marks
    August/83.65                             ESP           451,710        3,614
-------------------------------------------------------------------------------
Total Call Options Purchased (Premiums
  Paid, $197,585)                                                   $   179,349
-------------------------------------------------------------------------------

Put Options  Purchased - 0.2%
-------------------------------------------------------------------------------
Deutsche Marks
    July/1.55                                DEM            15,595  $       374
Deutsche Marks/British Pounds
    August/2.3316                                            9,597       86,543
French Francs/Deutsche Marks
    July/3.60                                FRF            32,571     --
Swiss Francs/Deutsche Marks
    July/0.805                               CHF             3,162       53,554
-------------------------------------------------------------------------------
Total Put Options Purchased (Premiums
  Paid, $177,715)                                                   $   140,471
-------------------------------------------------------------------------------
Total Investments (Identified Cost,
  $61,665,141)                                                      $62,033,301
-------------------------------------------------------------------------------

Put  Options  Written - (0.1)%
-------------------------------------------------------------------------------
                                                  Principal Amount
Description/Expiration                                of Contracts
Date/Strike Price                                    (000 Omitted)        Value
-------------------------------------------------------------------------------
Canadian Dollars
    October/1.3858                           CAD            5,329   $   (10,637)
Japanese Bonds
    September/96.324                         JPY          244,000       (25,132)
    September/108.659                                     186,000       (16,554)
    July/98.207                                           223,000       (10,566)
    July/108.277                                           60,000        --
    August/113.318                                        245,000        (1,470)
    August/113.3606                                       143,000        (4,004)
Spanish Pesetas/Deutsche Marks
    August/86.0                              ESP          464,400          (929)
-------------------------------------------------------------------------------
Total Put Options Written (Premiums
  Received, $116,436)                                               $   (69,292)
-------------------------------------------------------------------------------

Other  Assets,  Less  Liabilities - 1.3%                            $   842,888
-------------------------------------------------------------------------------
Net Assets - 100.0%                                                 $62,806,897
-------------------------------------------------------------------------------

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.
  AUD  =  Australian Dollars              FRF  =  French Francs
  BEF  =  Belgian Francs                  GBP  =  British Pounds
  CAD  =  Canadian Dollars                IEP  =  Irish Punts
  CHF  =  Swiss Francs                    ITL  =  Italian Lire
  DEM  =  Deutsche Marks                  JPY  =  Japanese Yen
  DKK  =  Danish Kroner                   NLG  =  Dutch Guilders
  ESP  =  Spanish Pesetas                 NZD  =  New Zealand Dollars
  FIM  =  Finnish Markkaa                 SEK  =  Swedish Kronor

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
--------------------------------------------------------------------------------
June 30, 1996
--------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $61,665,141)              $62,033,301
  Cash                                                                    3,450
  Net receivable for forward foreign currency exchange
    contracts sold                                                    1,365,199
  Net receivable for forward foreign currency exchange contracts      1,508,210
  Receivable for investments sold                                     7,391,826
  Interest receivable                                                 1,380,660
  Premium receivable on options written                                  10,566
  Receivable from investment adviser                                    210,968
  Deferred organization expenses                                          1,752
  Other assets                                                              765
                                                                    -----------
      Total assets                                                  $73,906,697
                                                                    -----------
Liabilities:
  Payable for investments purchased                                 $ 7,460,017
  Written options outstanding, at value (premiums received,
    $116,436)                                                            69,292
  Net payable for forward foreign currency exchange contracts
    purchased                                                         3,500,307
  Payable to affiliate for management fee                                 3,345
  Accrued expenses and other liabilities                                 66,839
                                                                    -----------
      Total liabilities                                             $11,099,800
                                                                    -----------
Net assets                                                          $62,806,897
                                                                    ===========
Net assets consist of:
  Paid-in capital                                                   $66,138,581
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                       (216,236)
  Accumulated net realized loss on investments and foreign
    currency transactions                                            (6,868,393)
  Accumulated undistributed net investment income                     3,752,945
                                                                    -----------
      Total                                                         $62,806,897
                                                                    ===========
Shares of beneficial interest outstanding                            6,769,302
                                                                    ===========
Net asset value, redemption price and offering price per share
  (net assets of $62,806,897 / 6,769,302 shares of beneficial
  interest outstanding)                                               $9.28
                                                                      =====

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended June 30, 1996
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                 $ 4,989,732
                                                                  -----------
  Expenses -
    Management fee                                                $   452,908
    Trustees' compensation                                              5,733
    Shareholder servicing agent fee                                     5,203
    Custodian fee                                                      68,666
    Auditing fees                                                      66,328
    Registration fees                                                  38,001
    Printing                                                           12,916
    Legal fees                                                          4,767
    Amortization of organization expenses                               1,869
    Miscellaneous                                                       7,485
                                                                  -----------
      Total expenses                                              $   663,876
    Reduction of expenses by investment adviser                      (210,968)
                                                                  -----------
      Net expenses                                                $   452,908
                                                                  -----------
        Net investment income                                     $ 4,536,824
                                                                  -----------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                       $ 2,301,437
    Written option transactions                                       156,803
    Foreign currency transactions                                  (5,142,993)
                                                                  -----------
        Net realized loss on investments                          $(2,684,753)
                                                                  -----------
  Change in unrealized appreciation (depreciation) -              $
    Investments                                                      (996,201)
    Written options                                                  (151,334)
    Translation of assets and liabilities in foreign currencies       378,353
                                                                  -----------
        Net unrealized loss on investments                        $  (769,182)
                                                                  -----------
          Net realized and unrealized loss on investments and
            foreign currency                                      $(3,453,935)
                                                                  -----------
            Increase in net assets from operations                $ 1,082,889
                                                                  ===========

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------
Year Ended June 30,                                        1996          1995
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                            $  4,536,824   $ 3,508,113
  Net realized gain (loss) on investments and
    foreign currency transactions                    (2,684,753)    2,407,671
  Net unrealized loss on investments and foreign
    currency translation                               (769,182)     (195,007)
                                                   ------------   -----------
    Increase in net assets from operations         $  1,082,889   $ 5,720,777
                                                   ------------   -----------
Distributions declared to shareholders -
  From net investment income                       $ (3,328,966)  $(1,092,709)
  From net realized gain on investments and
    foreign currency transactions                    (2,149,194)   (2,993,073)
  In excess of net realized gain on investments
    and foreign currency transactions                (1,526,539)       --
                                                   ------------   -----------
    Total distributions declared to shareholders   $ (7,004,699)  $(4,085,782)
                                                   ------------   -----------
Fund share (principal) transactions -
  Net proceeds from sale of shares                 $ 13,866,245   $31,100,133
  Net asset value of shares issued to
    shareholders in reinvestment of distributions     6,002,734     3,030,706
  Cost of shares reacquired                         (27,218,552)   (2,051,722)
                                                   ------------   -----------
    Increase (decrease) in net assets from Fund
      share transactions                           $ (7,349,573)  $32,079,117
                                                   ------------   -----------
      Total increase (decrease) in net assets      $(13,271,383)  $33,714,112
Net assets:
  At beginning of period                             76,078,280    42,364,168
                                                   ------------   -----------
  At end of period (including accumulated
    undistributed net investment income of
    $3,752,945 and accumulated distributions in
    excess of net investment income of $112,014,
    respectively)                                  $ 62,806,897   $76,078,280
                                                   ============   ===========

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------------------------------------------------------------
Year Ended June 30,                                                    1996              1995               1994              1993*
------------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $10.13            $ 9.64             $10.50            $10.00
                                                                     ------            ------             ------            ------
Income from investment operations# -
  Net investment income(S)                                           $ 0.64            $ 0.65             $ 0.63            $ 0.17
  Net realized and unrealized gain (loss) on investments              (0.48)             0.70              (0.63)             0.33
                                                                     ------            ------             ------            ------
      Total from investment operations                               $ 0.16            $ 1.35             $ --              $ 0.50
                                                                     ------            ------             ------            ------
Less distributions declared to shareholders -
  From net investment income                                         $(0.48)           $(0.23)            $(0.31)           $ --
  In excess of net investment income                                   --                --                (0.55)             --
  From net realized gain on investments                               (0.31)            (0.63)              --                --
  In excess of net realized gains on investments                      (0.22)             --                 --                --
                                                                     ------            ------             ------            ------
      Total distributions declared to shareholders                   $(1.01)           $(0.86)            $(0.86)           $ --
                                                                     ------            ------             ------            ------
Net asset value - end of period                                      $ 9.28            $10.13             $ 9.64            $10.50
                                                                     ======            ======             ======            ======
Total return                                                          1.51%            15.10%            (0.57)%             5.00%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                            0.65%             0.72%              0.75%             0.80%+
  Net investment income                                               6.52%             6.66%              6.09%             5.53%+
Portfolio turnover                                                     425%              279%               212%               73%
Net assets at end of period (000 omitted)                           $62,807           $76,078            $42,364           $23,966

  *For the period from the commencement of investment operations, September 30, 1992 to June 30, 1993.
  + Annualized.
 ++ Not annualized.
  # Per share data for the periods subsequent to June 30, 1993 is based on average shares outstanding.
(S) The investment adviser voluntarily waived a portion of its management fee for the periods indicated. If this fee had been incurred by the Fund, the net investment income per share and the ratios would have been:
      Net investment income                                          $ 0.61            $ 0.61             $ 0.58            $ 0.15
      Ratios (to average net assets):
        Expenses                                                      0.95%             1.14%              1.23%             1.48%+
        Net investment income                                         6.22%             6.23%              5.61%             4.85%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Worldwide Fixed Income Fund (the Fund), formerly known as MFS Worldwide Fixed Income Fund, is a non-diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Futures contracts, options and options on futures contracts listed on commodities exchanges are valued at closing settlement prices. Over-the-counter options are valued by brokers through the use of a pricing model which takes into account closing bond valuations, implied volatility and short-term repurchase rates. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Written Options - The Fund may write covered call or put options for which premiums are received and are recorded as liabilities, and are subsequently adjusted to the current value of the options written. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option is exercised, the premium reduces the cost basis of the security purchased by the Fund. The Fund, as writer of an option, may have no control over whether the underlying security may be sold (call) or purchased
(put) and, as a result, bears the market risk of an unfavorable change in the price of the securities underlying the written option. In general, written call options may serve as a partial hedge against decreases in value in the underlying securities to the extent of the premium received. Written options may also be used as a part of an income producing strategy reflecting the view of the Fund's management on the direction of interest rates.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended June 30, 1996, $2,657,101 was reclassified from accumulated net realized loss on investments and foreign currency transactions to undistributed net investment income due to differences between book and tax accounting for currency transactions. This change had no effect on net assets or net asset value per share.

At June 30, 1996, the Fund, for federal income tax purposes, had a capital loss carryforward of $6,768,015 which may be applied against any net taxable realized gains of each succeeding year until the earlier of its utilization or expiration on June 30, 2004.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.65% of average daily net assets.

The investment adviser has voluntarily agreed to waive its management fee and/ or pay expenses of the Fund in order to maintain total expenses at no more than 0.65% of the Fund's average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets at an effective annual rate of up to 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                       Purchases         Sales
------------------------------------------------------------------------------
U.S. government securities                          $ 84,236,425  $102,671,166
                                                    ============  ============
Investments (non-U.S. government securities)        $141,945,777  $126,245,471
                                                    ============  ============

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $61,665,141
                                                                  ===========
Gross unrealized appreciation                                     $ 1,010,312
Gross unrealized depreciation                                        (664,758)
                                                                  -----------
  Net unrealized appreciation                                     $   345,554
                                                                  ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                           1996                       1995
                           --------------------------------------------------
Year Ended June 30,            Shares        Amount      Shares        Amount
------------------------------------------------------------------------------
Shares sold                 1,392,424   $13,866,245   2,994,435   $31,100,133
Shares issued to
 shareholders in
 reinvestment of
 distributions                642,004     6,002,734     335,998     3,030,706
Shares reacquired          (2,773,858)  (27,218,552)   (214,803)   (2,051,722)
                            ---------   -----------   ---------   -----------
  Net increase (decrease)    (739,430)  $(7,349,573)  3,115,630   $32,079,117
                            =========   ===========   =========   ===========

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended June 30, 1996 was $1,128.

(7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include written options, forward foreign currency exchange contracts and futures contracts. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at June 30, 1996, is as follows:

Written Option Transactions
                                            1996 Calls                           1996 Puts
                                            -----------------------------------  -------------------------------------
                                            Principal Amounts                    Principal Amounts
                                            of Contracts                         of Contracts
                                            (000 Omitted)              Premiums  (000 Omitted)                Premiums
                                            -----------------------------------  -------------------------------------
Outstanding, beginning of period -
  Australian Dollars                                       -       $       -           $      3,279     $    39,069
  British Pounds                                           -               -                  2,626          44,337
  Deutsche Marks                                           -               -                 25,147         151,956
  Italian Lire/Deutsche Marks                              -               -              1,964,000          15,773
  Japanese Yen                                       1,747,927         423,385              992,656         161,285
Options written -
  Australian Dollars                                     7,216          63,269                3,343          33,926
  Canadian Dollars                                       8,416          11,088               11,030          34,834
  Deutsche Marks                                        39,667         188,925               24,260         123,235
  Deutsche Marks/British Pounds                         20,646          88,863                  -               -
  Italian Lire/Deutsche Marks                       23,839,063         252,345           15,022,034         447,958
  Japanese Yen                                       1,597,517         181,354            9,962,614         999,719
  Japanese Yen/Deutsche Marks                              -               -              1,654,495          58,983
  New Zealand Dollars                                      -               -                  4,306           6,404
  Spanish Pesetas/Deutsche Marks                           -               -                795,400          19,762
  Swedish Kronor/Deutsche Marks                         51,612          33,337                  -               -
Options terminated in closing transactions
  Australian Dollars                                    (7,216)        (63,269)              (4,611)        (47,213)
  Canadian Dollars                                      (2,289)         (4,800)              (2,698)         (9,654)
  Deutsche Marks                                       (21,306)       (130,496)             (28,642)       (188,030)
  Deutsche Marks/British Pounds                        (17,479)        (74,780)                 -               -
  Italian Lire/Deutsche Marks                      (18,146,216)       (234,003)         (10,493,476)       (386,380)
  Japanese Yen                                      (2,577,520)       (539,946)          (9,515,487)     (1,058,621)
  Japanese Yen/Deutsche Marks                              -               -             (1,654,495)        (58,983)
  New Zealand Dollars                                      -               -                 (4,306)         (6,404)
  Swedish Kronor/Deutsche Marks                        (51,612)        (33,337)                 -               -
Options exercised -
  Italian Lire/Deutsche Marks                              -               -             (4,528,558)        (61,578)
Options expired -
  Australian Dollars                                       -               -                 (2,011)        (25,782)
  British Pounds                                           -               -                 (2,626)        (44,337)
  Canadian Dollars                                      (6,127)         (6,288)              (3,003)         (6,721)
  Deutsche Marks                                       (18,361)        (58,429)             (20,765)        (87,161)
  Deutsche Marks/British Pounds                         (3,167)        (14,083)                 -               -
  Italian Lire/Deutsche Marks                       (5,692,847)        (18,342)          (1,964,000)        (15,773)
  Japanese Yen                                        (767,924)        (64,793)            (338,783)        (16,161)
  Spanish Pesetas/Deutsche Marks                           -               -               (331,000)         (8,007)
                                                  ------------     -----------         ------------     -----------
    Outstanding, end of period                             -       $       -              1,570,729     $   116,436
                                                  ============     ===========         ============     ===========
Options outstanding at end of period
consist of -
  Canadian Dollars                                         -       $       -                  5,329     $    18,459
  Japanese Yen                                             -               -              1,101,000          86,222
  Spanish Pesetas/Deutsche Marks                           -               -                464,400          11,755
                                                  ------------     -----------         ------------     -----------
    Outstanding, end of period                             -       $       -              1,570,729     $   116,436
                                                  ============     ===========         ============     ===========

At June 30, 1996, the Fund had sufficient cash and/or securities at least equal to the value of the written options.

Forward Foreign Currency Exchange Contracts
                                                                                        Net Unrealized
                                         Contracts to                      Contracts     Appreciation
               Settlement Date        Deliver/Receive  In Exchange for      at Value    (Depreciation)
------------------------------------------------------------------------------------------------------
Sales                  8/22/96   BEF       51,450,892     $  1,642,224    $  1,647,818    $    (5,594)
            8/30/96 - 11/01/96   CAD        8,276,477        6,061,066       6,075,788        (14,722)
            7/31/96 -  8/15/96   CHF       82,935,534       67,665,749      66,471,845      1,193,904
            7/05/96 -  4/27/97   DEM       93,579,432       61,474,890      61,764,859       (289,969)
                       9/09/96   DKK       18,327,197        3,103,149       3,134,702        (31,553)
                       8/13/96   ESP      509,487,995        3,975,587       3,968,909          6,678
                       8/02/96   FIM       13,868,476        2,872,569       2,997,616       (125,047)
                       8/09/96   GBP        5,710,509        8,749,979       8,862,007       (112,028)
                       9/23/96   IEP        1,877,262        2,968,703       2,997,444        (28,741)
            7/24/96 -  4/28/97   ITL   38,646,081,620       24,591,318      25,088,578       (497,260)
            7/25/96 -  8/01/96   JPY    4,541,404,061       42,997,293      41,631,032      1,366,261
                       8/01/96   NLG        2,207,938        1,293,992       1,296,713         (2,721)
                      10/18/96   NZD        3,751,055        2,530,762       2,540,215         (9,453)
                       8/02/96   SEK       19,323,246        2,831,245       2,915,801        (84,556)
                                                          ============    ============    ===========
                                                          $232,758,526    $231,393,327    $ 1,365,199
                                                          ============    ============    ===========
Purchases              8/20/96   AUD        2,988,758     $  2,365,313    $  2,345,601    $   (19,712)
            7/31/96 -  8/15/96   CHF       78,203,953       63,830,761      62,677,780     (1,152,981)
            7/05/96 -  4/28/97   DEM       91,852,621       60,424,536      60,642,988        218,452
                       8/02/96   FIM       22,518,003        4,788,067       4,867,178         79,111
                       9/09/96   FRF       23,897,054        4,618,681       4,657,894         39,213
                       8/09/96   GBP        3,812,471        5,820,400       5,916,486         96,086
                       9/23/96   IEP        1,877,262        2,935,025       2,997,444         62,419
            7/24/96 -  4/27/97   ITL   39,615,077,384       25,428,125      25,710,962        282,837
            7/25/96 -  8/29/96   JPY    7,836,580,168       74,981,832      71,876,100     (3,105,732)
                                                          ============    ============    ===========
                                                          $245,192,740    $241,692,433    $(3,500,307)
                                                          ============    ============    ===========

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net receivable of $1,508,210 at June 30, 1996.

At June 30, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Worldwide Fixed Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Worldwide Fixed Income Fund (a series of MFS Institutional Trust) as of June 30, 1996, the related statement of operations for the year then ended, the statement of changes in net assets for the years ended June 30, 1996 and 1995, and the financial highlights for each of the years in the four-year period ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Worldwide Fixed Income Fund at June 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the respective stated periods in conformity with generally accepted accounting principles.



DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 2, 1996









                 --------------------------------------------
This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

[logo]                                                        Annual Report for
THE FIRST NAME IN MUTUAL FUNDS                                       Year Ended
                                                                   June 30, 1996

MFS(R) INSTITUTIONAL EMERGING MARKETS INCOME FUND

[graphic omitted: two men sitting in front of a window]

MFS(R) INSTITUTIONAL EMERGING MARKETS INCOME FUND

TRUSTEES                          INVESTMENT ADVISER
A. Keith Brodkin*                 Massachusetts Financial Services Company
Chairman and President            500 Boylston Street
                                  Boston, MA 02116-3741
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises      DISTRIBUTOR
(diversified holding company)     MFS Fund Distributors, Inc.
                                  500 Boylston Street
William R. Gutow                  Boston, MA 02116-3741
Vice Chairman,
Capitol Entertainment             SHAREHOLDER SERVICE CENTER
(Blockbuster Video Franchise)     MFS Service Center, Inc.
                                  P.O. Box 2281
PORTFOLIO MANAGER                 Boston, MA 02107-9906
Jeffrey A. Kaufman*
                                  For general information,
TREASURER                         call toll free: 1-800-637-2262
W. Thomas London*
                                  CUSTODIAN
ASSISTANT TREASURER               State Street Bank and Trust Company
James O. Yost*
                                  AUDITORS
SECRETARY                         Deloitte & Touche LLP
Stephen E. Cavan*

ASSISTANT SECRETARY
James R. Bordewick, Jr.*

*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:

From commencement of operations on August 7, 1995 through June 30, 1996, the Fund provided a total return of 12.93% as it participated in the strong rally in emerging market debt that followed panic market conditions early in 1995. The Fund's return compares to a 4.76% return for the J.P. Morgan U.S. Treasury Index, an unmanaged index of U.S. Treasury bonds with remaining maturities of at least one year, and a 16.63% return for a blend of the J.P. Morgan Emerging Markets Bond Index (50% of the blended index) and the Merrill Lynch U.S. Treasury 91-Day Index (50%), an unmanaged index of U.S. Treasury bills. The J.P. Morgan Emerging Markets Bond Index, an unmanaged total return index comprised entirely of Brady bonds (U.S. dollar-denominated restructured bank loans), had a total return of 29.09% during the period. The Fund typically invests half its net assets in Brady bonds and half in local currency money market instruments.

Economic Environment

The global economic environment was benign for emerging markets during the past year. Moderate economic growth of 2.5% in the OECD (Organization for Economic Cooperation and Development) countries was strong enough to provide export opportunities for most emerging markets, yet low enough to preclude significant rises in both interest rates and external debt service.

    Gross domestic product growth in emerging markets has been above OECD levels for the past decade, and we believe it should remain so for the foreseeable future. Latin America is bouncing back from the recession brought on by the December 1994 Mexican peso devaluation, while Europe's emerging economies appear to be turning the corner and showing positive growth after a difficult transition from communism. Asia is experiencing a much-needed, policy-induced easing in its high, stable growth rates. Meanwhile, emerging markets continue to gain market share in world trade as exports remain strong for most countries. Current-account deficits generally have fallen over the past year, with foreign direct investment financing a growing portion of capital needs. Broadly speaking, fiscal trends in developing countries remain healthy and closer to balance than in industrial countries.

    Most emerging markets have stuck to - and, in many cases, reinforced their commitment to market reforms in the wake of the Mexican peso crisis. Although some individual countries face a difficult path to sound macroeconomic development, the overall thrust of policy has been very constructive throughout Asia, Europe, Africa, and Latin America. Capital inflows into emerging markets will continue to be driven by OECD monetary policies in the short term. However, the longer-term secular trend of rising capital flows to reforming emerging markets remains on track.

Portfolio Performance and Strategy

While the Fund provided a 4.73% total return from its inception on August 7, 1995 through December 31, 1995, that still represented an underperformance relative to the Fund's custom index, primarily due to the time it took to become fully invested. The Brady market steadily rallied as the Fund held its initial cash balances. In addition, the Fund's investment in Mexican Treasury bills (cetes) was hurt by currency weakness from October through December 1995.

    However, in the first six months of 1996, the Fund essentially matched the performance of the custom index (7.83% for the Fund and 7.91% for the custom index). The decision to underweight Brady bonds in mid-February initially led to dramatic outperformance in the first quarter but hurt the Fund's relative returns in the second quarter as Brady bonds rallied strongly. Steady returns from Asian and European local markets continued to boost the Fund's returns. However, a position in South Africa dragged down performance during a period of currency weakness in February.

    Looking forward, we remain sanguine about the policy environment in most emerging markets in the long term. In the short term, however, valuations in the Brady bond market have recovered from the depressed levels of early 1995 and appear to offer only fair value at the moment. Therefore, we plan to keep our exposure to that market at or below the index weighting, while maintaining an overweighting in the local currency markets of high-quality emerging markets.

    We appreciate your support and welcome any questions or comments you may have.

Respectfully,

/s/ A. Keith Brodkin                  /s/ Jeffrey A. Kaufman

    A. Keith Brodkin                      Jeffrey A. Kaufman
    Chairman and President                Portfolio Manager

July 10, 1996

PORTFOLIO MANAGER PROFILE

Jeffrey Kaufman joined MFS in 1994 and was named Assistant Vice President in 1996. He is a graduate of the University of North Carolina and has Masters degrees in Business Administration and International Affairs from Columbia University. Mr. Kaufman specializes in emerging markets debt.

OBJECTIVE AND POLICIES

The Fund's objective is to seek total return (high current income and long-term growth of capital). The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in fixed-income securities of government, government-related, supra-national and corporate issuers located, or primarily conducting their business, in emerging markets. The Fund will generally invest not less than 50% of its total assets in government and government-related issuers, until such time as the net assets of the Fund reach $10 million. The Fund has adopted the investment policy to invest, under normal market conditions, at least 65% of its total assets in the fixed-income securities listed above and in forward foreign currency exchange contracts. Shares of the Fund are purchased at net asset value.

The minimum initial investment is generally $3 million.

PERFORMANCE SUMMARY

The information on the following page illustrates the historical performance of MFS Institutional Emerging Markets Income Fund shares in comparison to various market indicators. Benchmark comparisons are unmanaged and do not reflect any fees or expenses. You cannot invest in an index. All results reflect the reinvestment of all dividends and capital gains.

AVERAGE ANNUAL TOTAL RETURNS

                                                               Life of Class
                                                             through 6/30/96
------------------------------------------------------------------------------
MFS(R) Institutional Emerging Markets Income Fund*                   +12.93%
------------------------------------------------------------------------------
J.P. Morgan U.S. Treasury Index*                                     + 4.76%
------------------------------------------------------------------------------
50% J.P. Morgan Emerging Markets Bond Index / 50% Merrill
  Lynch U.S. Treasury 91-Day Index                                   +16.63%
------------------------------------------------------------------------------
J.P. Morgan Emerging Markets Bond Index*                             +29.09%
------------------------------------------------------------------------------
Consumer Price Index(S)+                                             + 2.49%
------------------------------------------------------------------------------

All results are historical and, therefore, are not an indication of future results. The investment return and principal value of an investment in a mutual fund will vary with changes in market conditions, and shares, when redeemed, may be worth more or less than their original cost.

 * For the period from the commencement of operations, August 7, 1995 to June 30, 1996.
 +  Benchmark comparisons begin on September 1, 1995.
(S) The Consumer Price Index is a popular measure of change in prices.

PORTFOLIO OF INVESTMENTS - June 30, 1996

Bonds - 46.0%
-----------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)       Value
-----------------------------------------------------------------------------
Foreign - U.S. Dollar Denominated
  Argentina  - 7.5%
    Republic of Argentina, 5s, 2023                    $      250  $  137,188
    Republic of Argentina, 6.4375s, 2023                      250     174,375
                                                                   ----------
                                                                   $  311,563
-----------------------------------------------------------------------------
  Brazil - 8.6%
    Federal Republic of Brazil, 6.5s, 2024             $      500  $  355,625
-----------------------------------------------------------------------------
  Bulgaria - 3.1%
    National Republic of Bulgaria, "A", 6.29s,
      2024                                             $      250  $  129,375
-----------------------------------------------------------------------------
  Czech Republic - 8.7%
    Komercni Banka, 11.55s, 1999                       $   10,000  $  362,817
-----------------------------------------------------------------------------
  Ecuador - 3.4%
    Republic of Ecuador, 6.063s, 2025                  $      250  $  142,813
-----------------------------------------------------------------------------
  Mexico - 11.0%
    Bancomer S.A., 8s, 1998##                          $      100  $   98,950
    United States of Mexico, 6.25s, 2019                      250     162,812
    United States of Mexico, 6.391s, 2019                     250     196,562
                                                                   ----------
                                                                   $  458,324
-----------------------------------------------------------------------------
  Venezuela - 3.7%
    Republic of Venezuela, 6.75s, 2020                 $      250  $  153,750
-----------------------------------------------------------------------------
Total Bonds (Identified Cost, $1,817,475)                          $1,914,267
-----------------------------------------------------------------------------

Warrant
-----------------------------------------------------------------------------
                                                           Shares
-----------------------------------------------------------------------------
Foreign Stock
    Mexico VRR Discount (Identified Cost, $0)             635,000  $        0
-----------------------------------------------------------------------------

Short-Term Obligations - 62.1%
-----------------------------------------------------------------------------
                                                 Principal Amount
Issuer                                              (000 Omitted)       Value
-----------------------------------------------------------------------------
U.S. Dollar Denominated - 43.3%
  Federal Home Loan Mortgage Corp., due 7/01/96        $    1,800  $1,800,000
-----------------------------------------------------------------------------
Foreign Denominated - 18.8%
  Mexican Pesos - 4.5%
    Mexico Cetes, 0s, 1996                 MXP              1,500  $  188,047
-----------------------------------------------------------------------------
  Indonesian Rupiah - 9.6%
    Pembangunan Perumahan, 0s, 1996        IDR          1,000,000  $  400,052
-----------------------------------------------------------------------------
  Thai Baht - 4.7%
    Krung Thai NCD, 0s, 1996               THB              5,000  $  194,728
-----------------------------------------------------------------------------
Total Foreign Denominated                                          $  782,827
-----------------------------------------------------------------------------
Total Short-Term Obligations (Identifed Cost, $2,582,277)          $2,582,827
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $4,399,752)                    $4,497,094

Other Assets, Less Liabilities - (8.1)%                              (337,573)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                $4,159,521
-----------------------------------------------------------------------------

## SEC Rule 144A restrictions.

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. dollar. A list of abbreviations is shown below.

CZK  =  Czech Republic Korunas      IDR  =  Indonesian Rupiah
DEM  =  Deutsche Marks              MXP  =  Mexican Pesos
HKD  =  Hong Kong Dollars           THB  =  Thai Baht

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
June 30, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $4,399,752)             $4,497,094
  Cash                                                                 7,240
  Net receivable for forward foreign currency exchange
    contracts purchased                                                2,503
  Net receivable for forward foreign currency exchange
    contracts sold                                                     4,860
  Net receivable for forward foreign currency exchange
    contracts                                                          4,332
  Interest receivable                                                 42,981
  Deferred organization expenses                                      16,795
  Other assets                                                            23
                                                                  ----------
      Total assets                                                $4,575,828
                                                                  ----------
Liabilities:
  Payable for investments purchased                               $  399,085
  Payable to affiliate for management fee                                290
  Accrued expenses and other liabilities                              16,932
                                                                  ----------
      Total liabilities                                           $  416,307
                                                                  ----------
Net assets                                                        $4,159,521
                                                                  ==========
Net assets consist of:
  Paid-in capital                                                 $3,902,750
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currency                       109,107
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 81,629
  Accumulated undistributed net investment income                     66,035
                                                                  ----------
      Total                                                       $4,159,521
                                                                  ==========
Shares of beneficial interest outstanding                            382,364
                                                                  ==========
Net asset value, redemption price and offering price per share
  (net asset of $4,159,521 / 382,364 shares of beneficial
  interest outstanding)                                            $10.88
                                                                   ======

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Year Ended June 30, 1996*
------------------------------------------------------------------------------
Net investment income:
  Interest income                                                    $207,910
                                                                     --------
  Expenses -
    Management fee                                                   $ 20,043
    Trustees' compensation                                              2,820
    Shareholder servicing agent fee                                       174
    Registration fees                                                  32,555
    Printing                                                           23,884
    Auditing fees                                                      10,770
    Amortization of organization expenses                               3,622
    Legal fees                                                          2,423
    Custodian fee                                                       1,691
    Miscellaneous                                                         919
                                                                     --------
      Total expenses                                                 $ 98,901
    Reduction of expenses by investment adviser                       (69,426)
                                                                     --------
      Net expenses                                                   $ 29,475
                                                                     --------
        Net investment income                                        $178,435
                                                                     --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $(83,760)
    Foreign currency transactions                                     128,993
                                                                     --------
        Net realized gain on investments                             $ 45,233
                                                                     --------
  Change in unrealized appreciation -
    Investments                                                      $ 97,342
    Translation of assets and liabilities in foreign currencies        11,765
                                                                     --------
        Net unrealized gain on investments                           $109,107
                                                                     --------
          Net realized and unrealized gain on investments and
            foreign currency                                         $154,340
                                                                     --------
            Increase in net assets from operations                   $332,775
                                                                     ========

* For the period from the commencement of investment operations, August 7, 1995 to June 30, 1996.

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------
Year Ended June 30, 1996*
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                            $  178,435
  Net realized gain on investments and foreign currency
    transactions                                                       45,233
  Net unrealized gain on investments and foreign currency
    translation                                                       109,107
                                                                   ----------
    Increase in net assets from operations                         $  332,775
                                                                   ----------
Distributions declared to shareholders from net investment income  $  (76,004)
                                                                   ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                 $3,826,723
  Net asset value of shares issued to shareholders in
    reinvestment of distributions                                      76,004
  Cost of shares reacquired                                               (77)
                                                                   ----------
    Increase in net assets from Fund share transactions            $3,902,650
                                                                    ---------
      Total increase in net assets                                 $4,159,421
Net assets:
  At beginning of period                                                  100
                                                                   ----------
  At end of period (including accumulated undistributed net
    investment income of $66,035)                                  $4,159,521
                                                                   ==========

* For the period from the commencement of investment operations, August 7, 1995 to June 30, 1996.

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------
Year Ended June 30, 1996*
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $10.00
                                                                     ------

Income from investment operations# -
  Net investment income(S)                                           $ 0.70
  Net realized and unrealized gain on investments                      0.56
                                                                     ------
      Total from investment operations                               $ 1.26
                                                                     ------
Less distributions declared to shareholders from net investment
   income                                                            $(0.38)
                                                                     ------
Net asset value - end of period                                      $10.88
                                                                     ======
Total return                                                         12.93%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses                                                            1.25%+
  Net investment income                                               7.59%+
Portfolio turnover                                                     285%
Net assets at end of period (000 omitted)                            $4,160

  * For the period from the commencement of investment operations, August 7, 1995 to June 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
(S) The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 1.25% of average daily net assets. To the extent that actual expenses were over these limitations, the net investment income per share and the ratios would have been:
    Net investment income                                            $ 0.43
    Ratios (to average net assets):
      Expenses                                                        4.21%+
      Net investment income                                           4.63%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Emerging Markets Income Fund (the Fund) is a non-diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. Effective April 25, 1996, the Trustees of the Fund voted to change its name from the MFS Institutional Emerging Markets Fixed Income Fund to the MFS Institutional Emerging Markets Income Fund.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Interest payments received in additional securities are recorded on the ex- interest date in an amount equal to the value of the security on such date.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the year ended June 30, 1996, $36,396 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments, due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.85% of average daily net assets.

Under a temporary expense reimbursement agreement with MFS, MFS has voluntarily agreed to pay the Fund's operating expenses exclusive of management fees such that total operating expenses do not exceed, valued basis, 1.25% of its average daily net assets. The Fund in turn will pay MFS an expense reimbursement fee not greater than 0.40% of average daily net assets. To the extent that the expense reimbursement fee exceeds the Fund's actual expenses, the excess will be applied to amounts paid by MFS in prior years. At June 30, 1996, the aggregate unreimbursed expenses owed to MFS by the Fund amounted to $69,426 incurred during the current period.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the average daily net assets of the Fund at an effective annual rate of up to 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $4,585,218 and $2,852,053 respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $4,417,775
                                                                  ==========
Gross unrealized appreciation                                     $   79,319
                                                                  ----------
  Net unrealized appreciation                                     $   79,319
                                                                  ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

                                                         Shares        Amount
------------------------------------------------------------------------------
Shares sold                                             374,769   $ 3,826,723
Shares issued to shareholders in reinvestment of
 distributions                                            7,593        76,004
Shares reacquired                                            (8)          (77)
                                                        -------   -----------
  Net increase                                          382,354   $ 3,902,650
                                                        =======   ===========

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended June 30, 1996 was $16.

 (7) Financial Instruments
The Fund trades financial instruments with off-balance sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts.

The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                      Net Unrealized
                                          Contracts to                     Contracts    Appreciation
             Settlement Date           Deliver/Receive    In Exchange for   at Value   (Depreciation)
--------------------------------------------------------------------------------------------------------
Sales     7/11/96 - 10/23/96         DEM       866,426           $576,616   $571,137          $5,479
                    12/04/96         HKD     1,547,100            199,240    199,859            (619)
                                                                 --------   --------          ------
                                                                 $775,856   $770,996          $4,860
                                                                 ========   ========          ======
Purchases 7/11/96 -  8/15/96         CZK    13,791,640           $497,407   $499,910          $2,503
                                                                 ========   ========          ======

Forward foreign currency purchases and sales under master netting arrangements and closed forward foreign currency exchange contracts excluded above amounted to a net receivable of $4,332 at June 30, 1996.

At June 30, 1996, the Fund had sufficient cash and/or securities to cover any commitments under these contracts.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of
MFS Institutional Emerging Markets Income Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Emerging Markets Income Fund (one of the series comprising MFS Institutional Trust) as of June 30, 1996 and the related statement of operations, the statement of changes in net assets and the financial highlights for the period August 7, 1995 (commencement of operations) to June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Emerging Markets Income Fund at June 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the period August 7, 1995 (commencement of operations) to June 30, 1996 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 2, 1996

                 --------------------------------------------
      This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

[logo]

                                                               ANNUAL REPORT FOR
                                                                      YEAR ENDED
                                                                   JUNE 30, 1996

MFS(R) INSTITUTIONAL INTERNATIONAL EQUITY FUND

[graphic omitted: two men sitting in front of a window]

MFS(R) INSTITUTIONAL INTERNATI0NAL EQUITY FUND



TRUSTEES                                   ASSISTANT TREASURER
A. Keith Brodkin*                          James O. Yost*
Chairman and President
                                           SECRETARY
Nelson J. Darling, Jr.                     Stephen E. Cavan*
Trustee, Eastern Enterprises
(diversified holding company)              ASSISTANT SECRETARY
                                           James R. Bordewick, Jr.*
William R. Gutow
Vice Chairman,                             SHAREHOLDER SERVICE CENTER
Capitol Entertainment                      MFS Service Center, Inc.
(Blockbuster Video Franchise)              P.O. Box 2281
                                           Boston, MA 02107-9906
INVESTMENT ADVISER
Massachusetts Financial Services Company   For general information,
500 Boylston Street                        call toll free: 1-800-637-2262
Boston, MA 02116-3741
                                           CUSTODIAN
DISTRIBUTOR                                State Street Bank and Trust Company
MFS Fund Distributors, Inc.
500 Boylston Street                        AUDITORS
Boston, MA 02116-3741                      Deloitte & Touche LLP

PORTFOLIO MANAGER
David Mannheim*

TREASURER
W. Thomas London*

*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:
We would like to welcome you as shareholders of MFS Institutional International Equity Fund, which commenced operations on January 31, 1996. From that date through June 30, 1996, the Fund provided a total return of 9.6% (including the reinvestment of distributions). This compares to a 4.2% return for the Morgan Stanley Capital International (MSCI) Europe, Australia, Far East (EAFE) Index, a broad, unmanaged index of non-U.S. equities. The Fund seeks to provide capital appreciation by investing in the stocks of companies whose principal activities are located outside the United States. Our investment philosophy is to emphasize stock selection as opposed to industry, country, or currency selection. This bottom-up approach to stockpicking focuses on seeking quality companies with superior growth prospects trading at attractive valuations. Country weightings are merely byproducts of what we believe to be the most attractive investments.

Stock Markets
The first half of 1996 has seen a continuation of the positive performance of global equity markets exhibited in 1995. Positive local currency returns were generated throughout the world. The MSCI Europe Index was up 10.4%, with returns ranging from 2.6% in the United Kingdom to 20.9% in Spain; the MSCI Pacific Index was up 7.5%, with returns ranging from -2.2% in New Zealand to 14.3% in Malaysia. Meanwhile, the Standard & Poor's 500 Composite Index, a popular, unmanaged index of common stock performance, gained 10.1%, and the International Finance Corp. Global Composite Index, a market-capitalization-weighted index comprising the most active stocks of emerging markets (as defined by the World
Bank), rose 13.5%. The only major negative was the strong U.S. dollar, which gained 6% against the Japanese yen and the German mark and ate into dollar-based returns. We believe that the equity markets will continue to be fundamentally driven, although the economic outlook is uncertain, with the strength of the U.S. economy unclear, Japan starting to show more meaningful signs of recovery, and Europe's recovery still in its early stages. Lower interest rates, particularly in Europe and Japan, have helped support strong equity markets. While we believe that interest rates are unlikely to fall further, a subdued global inflation outlook could mean that rates rise little from current levels, which should help support current equity market valuations. Therefore, for the remainder of 1996, we believe corporate earnings growth will be the key to further stock market gains.

Portfolio Performance and Strategy
Illustrating the importance of individual stock selection, the Fund benefited in its first five months from the strong performance of a number of its holdings. In local currency terms, Getronics and Adidas gained over 70% and 50%, respectively, while DDI (a Japanese cellular and long-distance telephone operator), Sparbanken (a Swedish bank), Bridgestone (a Japanese tire manufacturer), Kwik-Fit (a U.K. auto repair chain), and Pilipino Telephone all generated returns in excess of 20%. The biggest drags on performance were PowerGen, a U.K. electricity generator, which declined 9% but became the Fund's largest holding as additional shares were purchased; Singapore Finance, which was down 9%; and Dalgety, a U.K. food processor, which declined 16%.


    As of June 30, 1996, the Fund had holdings in 22 countries. The Fund's equity weighting was spread as follows: 51% in Europe, 46% in Asia/Pacific, and 3% in the Americas. Globally, we are finding opportunities in companies that can be characterized as "steady earners" which we believe could perform well regardless of the state of the world's economies. Several of the Fund's larger holdings which fit this description are PowerGen, DDI, Telecom Italia Mobile (Italy's largest cellular telephone company), Lion Nathan (a New Zealand brewer), and Astra (a Swedish pharmaceutical company).

Respectfully,

/s/ A. Keith Brodkin                      /s/ David Mannheim
A. Keith Brodkin                          David Mannheim
Chairman and President                    Portfolio Manager

July 10, 1996

PORTFOLIO MANAGER PROFILE

David Mannheim began his career at MFS in 1988 as a research specialist and was promoted to Assistant Vice President - Investments in 1991. In 1992, he was named Vice President - Investments and Portfolio Manager of MFS World Equity Fund. Mr. Mannheim is a graduate of Amherst College and of Massachusetts Institute of Technology's Sloan School of Management.

OBJECTIVE AND POLICIES

The Fund's investment objective is to provide long-term growth of capital. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies whose principal activities are located outside the United States.

TAX FORM SUMMARY

In January 1997, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1996.

PORTFOLIO OF INVESTMENTS - June 30, 1996

Foreign Stocks and Warrants - 98.8%
-----------------------------------------------------------------------------
Issuer                                                     Shares       Value
-----------------------------------------------------------------------------
Australia - 4.6%
  Aristocrat Leisure Ltd. (Leisure)*                        6,000  $   13,693
  Q.B.E. Insurance Group (Insurance)                        8,800      52,288
  Seven Network Ltd. (Broadcasting)                        15,700      50,041
                                                                   ----------
                                                                   $  116,022
-----------------------------------------------------------------------------
Canada - 1.5%
  Canadian National Railway (Railroads)                     2,000  $   36,750
-----------------------------------------------------------------------------
Chile - 1.3%
  Chilectra S.A., ADR (Utilities - Electric)                  600  $   33,300
-----------------------------------------------------------------------------
China - 0.3%
  Guangshen Railway Ltd., ADR (Railroads)*                    400  $    7,650
-----------------------------------------------------------------------------
Denmark - 0.8%
  Novo-Nordisk, "B" (Pharmaceuticals)                         140  $   19,814
-----------------------------------------------------------------------------
Finland - 1.8%
  Aamulehti Yhtymae Oy II (Publishing)                        950  $   25,626
  Huhtamaki Oy I, Free Shares (Consumer Products)             600      20,069
                                                                   ----------
                                                                   $   45,695
-----------------------------------------------------------------------------
France - 4.9%
  Dassault Systemes, ADR (Computer Software)*                 100  $    3,100
  Michelin (C.G.D.E.) (Tire and Rubber)                       550      26,930
  Rhone Poulenc Rorer (Pharmaceuticals)                       200      13,425
  Total S.A., "B" (Oils)                                      350      25,965
  Union des Assurances Federales (Insurance)                  440      54,289
                                                                   ----------
                                                                   $  123,709
-----------------------------------------------------------------------------
Germany - 2.6%
  Adidas AG (Apparel)                                         480  $   40,331
  Volkswagen AG (Automobiles)                                  65      24,147
                                                                   ----------
                                                                   $   64,478
-----------------------------------------------------------------------------
Greece - 0.5%
  Hellenic Telecommunications
    (Telecommunications)                                      800  $   13,260
-----------------------------------------------------------------------------
Hong Kong - 7.1%
  Asia Satellite Telecommunications, ADR
    (Telecommunications)*                                     500  $   14,875
  Cosco Pacific Ltd. (Transportation)*##                   44,000      31,549
  Dah Sing Financial (Banks and Credit Cos.)                5,600      16,965
  Giordano International (Retail)                          35,000      33,913
  Hong Kong Land Holdings (Real Estate)*                    8,000      18,000
  Liu Chong Hing Bank (Banks and Credit Cos.)              15,000      20,445
  Peregrine Investment Holdings (Finance)                  12,000      17,286
  Peregrine Investment Holdings, Warrants (Finance)         1,200         148
  Wing Hang Bank (Banks and Credit Cos.)                    6,000      23,797
                                                                   ----------
                                                                   $  176,978
-----------------------------------------------------------------------------
Italy - 4.5%
  Esaote S.p.A., ADR (Medical Technology)*##                  400  $   14,300
  Mediolanum (Insurance)*##                                 2,400      23,874
  Telecom Italia Mobile S.p.A.
    (Telecommunications)                                   54,000      73,620
                                                                   ----------
                                                                   $  111,794
-----------------------------------------------------------------------------
Japan - 18.4%
  Bridgestone Corp. (Tire and Rubber)                       2,000  $   38,166
  Canon, Inc. (Electrical Equipment)                        2,000      41,636
  DDI Corp. (Telecommunications)                               10      87,289
  Daiwa House Industrial Co. (Manufactured Housing)         1,000      15,522
  East Japan Railway (Railroads)                                6      31,501
  Kinki Coca-Cola (Beverages)                               1,000      15,157
  Kirin Beverage (Beverages)                                2,000      29,401
  Matsushita Electric, Indiana (Electrical Equipment)       2,000      37,253
  Murata Manufacturing (Electrical Equipment)               1,000      37,892
  Omron Corp. (Electronics)                                 2,000      42,549
  Osaka Sanso Kogyo (Chemicals)                             7,000      29,401
  Takeda Chemical Industries (Chemicals)*                   3,000      53,140
                                                                   ----------
                                                                   $  458,907
-----------------------------------------------------------------------------
Malaysia - 1.3%
  New Straits Times (Publishing)                            6,000  $   31,281
-----------------------------------------------------------------------------
Netherlands - 5.2%
  Getronics N.V. (Computer Software and Services)           1,824  $   40,407
  IHC Caland N.V. (Transportation - Marine)                   600      29,537
  Royal Dutch Petroleum Co. (Oils)                            325      50,208
  Toolex-Alpha N.V. (Electrical Equipment)*                   400       9,600
                                                                   ----------
                                                                   $  129,752
-----------------------------------------------------------------------------
New Zealand - 5.3%
  Lion Nathan Ltd. (Beverages)                             27,000  $   70,589
  Sky City Ltd. (Casinos)*                                 11,000      47,931
  Tranz Rail Holdings (Railroads)*                          1,000      13,875
                                                                   ----------
                                                                   $  132,395
-----------------------------------------------------------------------------
Philippines - 2.3%
  Alsons Cement Corp. (Building Materials)*##              41,000  $   18,780
  Hi Cement (Building Materials)*##                        27,000      10,203
  Pilipino Telephone (Utilities - Telephone)*              19,000      29,000
                                                                   ----------
                                                                   $   57,983
-----------------------------------------------------------------------------
Singapore - 3.5%
  Mandarin Oriental Hotel (Lodging)                        16,000  $   22,400
  Singapore Finance (Finance)                              26,000      44,233
  Singapore Finance, Rights (Finance)                       5,200         368
  Singapore Press (Publishing)                              1,000      19,635
                                                                   ----------
                                                                   $   86,636
-----------------------------------------------------------------------------
South Korea - 1.3%
  Korea Mobile Telecom, ADR (Telecommunications)*           1,950  $   33,393
-----------------------------------------------------------------------------
Spain - 5.9%
  Acerinox (Iron and Steel)                                   440  $   45,854
  Cubiertas Y Mzov (Engineering and Construction)             600      39,110
  Iberdrola (Utilities - Electric)                          2,000      20,530
  Repsol S.A. (Oils)                                        1,200      41,733
                                                                   ----------
                                                                   $  147,227
-----------------------------------------------------------------------------
Sweden - 12.0%
  ABB AB, "B" (Engineering and Construction)                  740  $   78,300
  Astra AB, "B", Free Shares (Pharmaceuticals)              1,350      58,890
  Ericsson L.M. Co., ADR, "B"
    (Telecommunications - Equipment)                        1,100      23,650
  Marieberg Tidings (Publishing)                            1,000      25,056
  Nobel Biocare (Medical and Health Products)               1,200      22,279
  Sparbanken Svergie, "A" (Banks and Credit Cos.)           4,000      51,924
  Tornet Fastighet (Real Estate)                              430       3,504
  Volvo AB, "B" (Automobiles)                               1,600      36,467
                                                                   ----------
                                                                   $  300,070
-----------------------------------------------------------------------------
Thailand - 1.0%
  Total Access Communications
    (Telecommunications)                                    3,000  $   25,500
-----------------------------------------------------------------------------
United Kingdom - 12.7%
  Asda Group PLC (Stores)                                  28,000  $   50,856
  Capital Radio (Broadcasting)                              2,050      20,749
  Dalgety PLC (Food Products)                               6,200      33,927
  Jarvis Hotels (Lodging)*+                                 3,000       8,104
  Kwik-Fit Holdings (Retail - Automobiles)                  9,000      31,855
  Lloyds TSB Group (Banks and Credit Cos.)                  3,700      18,093
  Orange PLC, ADR (Telecommunications)*                       700      12,250
  Pace Micro Technology (Electronics)*                      5,000      14,592
  PowerGen PLC (Utilities - Electric)                      11,000      80,128
  PowerGen PLC -- 380P/P (Utilities - Electric)             3,900      19,918
  Storehouse PLC (Retail Department Stores)                 5,200      25,766
                                                                   ----------
                                                                   $  316,238
-----------------------------------------------------------------------------
Total Foreign Stocks and Warrants (Identified Cost, $2,305,973)    $2,468,832

Other Assets, Less Liabilities - 1.2%                                  29,032
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                $2,497,864
-----------------------------------------------------------------------------
 *Non-income producing security.
 +Restricted security.
##SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
June 30, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $2,305,973)             $2,468,832
  Foreign currency, at value (identified cost, $13,075)               13,130
  Receivable for investments sold                                     32,877
  Interest and dividends receivable                                    9,447
  Deferred organization expenses                                       6,407
                                                                  ----------
      Total assets                                                $2,530,693
                                                                  ----------
Liabilities:
  Cash overdraft                                                  $    8,894
  Payable for investments purchased                                   16,031
  Payable to affiliate for management fee                                153
  Accrued expenses and other liabilities                               7,751
                                                                  ----------
      Total liabilities                                           $   32,829
                                                                  ----------
Net assets                                                        $2,497,864
                                                                  ==========
Net assets consist of:
  Paid-in capital                                                 $2,288,536
  Unrealized appreciation on investments and translation of
    assets and liabilities in foreign currencies                     162,850
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 24,653
  Accumulated undistributed net investment income                     21,825
                                                                  ----------
      Total                                                       $2,497,864
                                                                  ==========
Shares of beneficial interest outstanding                            227,905
                                                                  ==========

Net asset value, redemption price and offering price per share
  (net assets of $2,497,864 / 227,905 shares of beneficial
  interest outstanding)                                            $10.96
                                                                   ======

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Period Ended June 30, 1996*
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                        $ 26,262
    Interest                                                            5,214
                                                                     --------
      Total investment income                                        $ 31,476
                                                                     --------

  Expenses -
    Management fee                                                   $  7,030
    Trustees' compensation                                              1,570
    Shareholder servicing agent fee                                        69
    Registration fees                                                  18,310
    Auditing fees                                                       8,900
    Printing                                                            6,500
    Legal fees                                                          1,927
    Custodian fee                                                         897
    Amortization of organization expenses                                 578
    Miscellaneous                                                          85
                                                                     --------
      Total expenses                                                 $ 45,866
    Fees paid indirectly                                                 (317)
    Reduction of expenses by investment adviser                       (37,067)
                                                                     --------
      Net expenses                                                   $  8,482
                                                                     --------
        Net investment income                                        $ 22,994
                                                                     --------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                          $ 24,653
    Foreign currency transactions                                      (1,169)
                                                                     --------
      Net realized gain on investments and foreign currency
        transactions                                                 $ 23,484
                                                                     --------
  Change in unrealized appreciation (depreciation) -
    Investments                                                      $162,859
    Translation of assets and liabilities in foreign currencies            (9)
                                                                     --------
      Net unrealized gain on investments                             $162,850
                                                                     --------
        Net realized and unrealized gain on investments and
          foreign currency                                           $186,334
                                                                     --------
          Increase in net assets from operations                     $209,328
                                                                     ========

*For the period from the commencement of investment operations, January 31, 1996 to June 30, 1996.

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------
Period Ended June 30, 1996*
------------------------------------------------------------------------------
Increase in net assets:
From operations -
  Net investment income                                            $   22,994
  Net realized gain on investments and foreign currency
    transactions                                                       23,484
  Net unrealized gain on investments and foreign currency
    translation                                                       162,850
                                                                   ----------
      Increase in net assets from operations                       $  209,328
                                                                   ----------

Fund share (principal) transactions -
  Net proceeds from sale of shares                                 $2,288,526
                                                                   ----------
      Total increase in net assets                                 $2,497,854
Net assets:
  At beginning of period                                                   10
                                                                   ----------
  At end of period (including accumulated undistributed net
      investment income of $21,825)                                $2,497,864
                                                                   ==========

*For the period from the commencement of investment operations, January 31, 1996 to June 30, 1996.

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------
Period Ended June 30, 1996*
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $10.00
                                                                     ------
Income from investment operations# -
  Net investment income(S)                                           $ 0.13
  Net realized and unrealized gain on investments                      0.83
                                                                     ------
      Total from investment operations                               $ 0.96
                                                                     ------
Net asset value - end of period                                      $10.96
                                                                     ======
                                                                      9.60%++
Total return
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                          0.94%+
  Net investment income                                               2.46%+
Portfolio turnover                                                      19%
Average commission rate###                                          $0.0182
Net assets at end of period (000 omitted)                            $2,498

  * For the period from the commencement of investment operations, January 31, 1996 to June 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The investment adviser voluntarily agreed to maintain the expenses of the Fund at no more than 0.85% of average daily net assets effective May 3, 1996. During the period January 31, 1996 to May 2, 1996, the adviser agreed to maintain the expenses at not more than 0.95%. To the extent actual expenses were over these limitations, the net investment loss per share and ratios would have been:

    Net investment loss                                              $(0.08)
    Ratios (to average net assets):
      Expenses##                                                     4.91 %+
      Net investment loss                                           (1.51)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional International Equity Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Forward Foreign Currency Exchange Contracts - The Fund may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The Fund will enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the Fund may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. It may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the Fund may enter into contracts with the intent of changing the relative exposure of the Fund's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized until the contract settlement date.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend payments received in additional securities are recorded on the ex-dividend date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return and, consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a tax return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the period ended June 30, 1996, $1,169 was reclassified from accumulated undistributed net investment income to accumulated net realized gain on investments, due to differences between book and tax accounting for currency transactions. This change had no effect on the net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.75% of average daily net assets.

MFS has voluntarily agreed to pay all of the Fund's operating expenses exclusive of management fees such that the Fund's aggregate expenses do not exceed 0.85% of its average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of average daily net assets of the Fund at an effective annual rate of up to 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than U.S. government securities and short-term obligations, aggregated $2,622,364 and $341,044, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                             $2,305,973
                                           ==========
Gross unrealized appreciation              $  202,362
Gross unrealized depreciation                 (39,503)
                                           ----------
    Net unrealized appreciation            $  162,859
                                           ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:


Period Ended June 30, 1996*       Shares            Amount
----------------------------------------------------------
Shares sold                      227,904        $2,288,526
                                 =======        ==========

 *For the period from the commencement of investment operations, January 31, 1996 to June 30, 1996.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended June 30, 1996 was $11.

(7) Restricted Securities
The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 1996, the Fund owned the following restricted security (constituting 0.3% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.


Description         Date of Acquisition    Share Amount   Cost         Value
----------------------------------------------------------------------------
Jarvis Hotels PLC        6/21/96              3,000      $8,066       $8,057
                                                                      ======

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional International Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional International Equity Fund (one of the series comprising MFS Institutional Trust) as of June 30, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from January 31, 1996, the commencement of operations, to June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional International Equity Fund at June 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the period from January 31, 1996, the commencement of operations, to June 30, 1996 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 2, 1996

                 --------------------------------------------
      This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

[logo]                                                        Annual Report for
THE FIRST NAME IN MUTUAL FUNDS                                       Year Ended
                                                                   June 30, 1996

MFS(R) INSTITUTIONAL MID-CAP GROWTH EQUITY FUND

[graphic omitted: two men sitting in front of a window]

MFS(R) INSTITUTIONAL MID-CAP GROWTH EQUITY FUND

                                           ASSISTANT TREASURER
TRUSTEES                                   James O. Yost*
A. Keith Brodkin*
Chairman and President                     SECRETARY
                                           Stephen E. Cavan*
Nelson J. Darling, Jr.
Trustee, Eastern Enterprises               ASSISTANT SECRETARY
(diversified holding company)              James R. Bordewick, Jr.*

William R. Gutow                           SHAREHOLDER SERVICE CENTER
Vice Chairman,                             MFS Service Center, Inc.
Capitol Entertainment                      P.O. Box 2281
(Blockbuster Video Franchise)              Boston, MA 02107-9906

INVESTMENT ADVISER                         For general information,
Massachusetts Financial Services Company   call toll free: 1-800-637-2262
500 Boylston Street
Boston, MA 02116-3741                      CUSTODIAN
                                           State Street Bank and Trust Company
DISTRIBUTOR
MFS Fund Distributors, Inc.                AUDITORS
500 Boylston Street                        Deloitte & Touche LLP
Boston, MA 02116-3741

PORTFOLIO MANAGERS
John W. Ballen*
Mark Regan*

TREASURER
W. Thomas London*

*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:

The Fund commenced operations on December 28, 1995, and from that date through June 30, 1996 provided a total return of 11.30%. For the six months from January 1, 1996 through June 30, 1996, the Standard & Poor's 500 Composite Index (the S&P 500), a popular, unmanaged index of common stock performance, returned 10.09%, while the Russell 2000 Total Return Index (an index comprised of 2,000 of the smallest U.S.-domiciled company common stocks which are traded on the New York Stock Exchange, the American Stock Exchange and NASDAQ) returned 11.92%. A discussion of the Fund's performance during this reporting period may be found in the Portfolio Performance and Strategy section of this letter.

Economic Outlook

Real (inflation-adjusted) economic growth in the first quarter of 1996 was 2.3% on an annualized basis, and it appears that second-quarter growth could be even stronger. Thus, real growth in gross domestic product has started the year at a rate exceeding our expectations. While we continue to believe that growth from quarter to quarter will be uneven, it is now our expectation that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to be impressive as the auto and housing markets remain resilient. Consumer spending has also been positively impacted by widespread job growth. At the same time, however, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. Finally, due to the pickup in economic activity and increasing job growth, it appears that inflation may accelerate slightly this year, and the Federal Reserve Board is expected to continue its diligent anti-inflationary stance.

Stock Market

While we do not expect the stock market to match the extraordinary performance of 1995, we continue to be positive about the equity market this year. Although we believe the equity market represents fair value at current levels, the expected slowdown in the growth of corporate earnings and the increases in interest rates experienced so far this year raise near-term concerns. Further increases in interest rates, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the longer-term health of the equity market. We continue to believe that many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain constructive on the long-term viability of the equity market.

Portfolio Performance and Strategy

The Fund's performance has benefited from the strong appreciation in the stock prices of many of its holdings in the technology and consumer sectors. The technology sector started the year with very poor performance as investors worried about the slowdown in this sector's earnings growth versus 1995's, which saw very strong earnings growth of 50% for this sector.

    Consumer stocks, which were some of the most disappointing in terms of earnings and stock performance in 1995, have rebounded very smartly in 1996. One sector which has not performed as yet for the Fund in 1996 is health care. Perhaps because of the strength in other areas of the market, many of our health care companies have lagged the general market in spite of strong earnings growth.

    The performance of our consumer-oriented stocks has been particularly helpful. HFS, the nation's largest franchiser of hotels and real estate companies, has seen the price of its stock appreciate almost 50% since the beginning of the year as strong earnings gains and acquisitions such as Coldwell Banker appeared to assure investors of its future growth prospects.

    Several of the Fund's retail and restaurant stocks rebounded dramatically based on strong consumer sentiment. Applebee's, the nation's largest franchiser of casual restaurants, appreciated substantially as strong earnings were reported from the first quarter. Similarly, Gymboree, perhaps the retailer best-positioned to service the lucrative children's clothing niche, soared almost 100% from depressed levels as first-quarter earnings were very strong.

    While the Fund's technology stocks had, on average, mixed results, the Fund was fortunately overweighted in software and networking stocks relative to computer systems and semiconductors. Meanwhile, an excess of inventories held by customers of semiconductor manufacturers has been a drag on earnings for this sector so far this year. While we expect this overhang to dissipate, other investors have aggressively sold their positions and depressed the stocks.

    We have been surprised that the health care sector has not performed better. United Healthcare, the largest managed health care company in the nation, which had been one of the Fund's largest positions, has been a particularly poor performer this year. Despite reporting strong earnings versus last year's and maintaining its position as a dominant force in the sector, the stock is down for the year. However, we believe health maintenance organization (HMO) companies may perform better by the end of the year and still have positions in such stocks as Healthsource, which operates HMOs in New England, the Midwest, and the Southeast, and Pacificare Health Systems.

Respectfully,

/s/ A. Keith Brodkin        /s/ John W. Ballen        /s/ Mark Regan

    A. Keith Brodkin            John W. Ballen            Mark Regan
    Chairman and President      Portfolio Manager         Portfolio Manager

July 10, 1996

PORTFOLIO MANAGER PROFILES

John Ballen began his career at MFS in 1984 as an industry specialist and was promoted to Investment Officer in 1986, Vice President - Investments in 1987, Director of Research in 1988, and Senior Vice President in 1990. In 1993, he became Director of Equity Portfolio Management.

Mark Regan began his career at MFS in 1989 as a research analyst. A graduate of Cornell University and the Sloan School of Management at the Massachusetts Institute of Technology, he was promoted to Investment Officer in 1990, Assistant Vice President - Investments in 1991, and Vice President Investments in 1992.

OBJECTIVE AND POLICIES

The Fund seeks to achieve its objective by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies with medium market capitalizations (mid-cap companies). Mid-cap companies are those companies with a market capitalization within the range of approximately $500 million to $4 billion. Such companies generally would be expected to show earnings growth over time that is well above the growth rate of the overall economy and the rate of inflation, and would have the products, management and market opportunities which are usually necessary to continue sustained growth. Shares of the Fund are purchased at net asset value.

The minimum initial investment is generally $3 million.

TAX FORM SUMMARY

In January 1997, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1996.

PORTFOLIO OF INVESTMENTS - June 30, 1996

Common Stocks - 94.7%
-----------------------------------------------------------------------------
Issuer                                                     Shares       Value
-----------------------------------------------------------------------------
U.S. Stocks - 94.2%
  Apparel and Textiles - 1.3%
    Nine West Group, Inc.*                                  2,000  $  102,250
-----------------------------------------------------------------------------
  Banks and Credit Companies - 1.6%
    Capital One Financial Co.*                              3,000  $   85,500
    Northern Trust Co.                                        800      46,200
                                                                   ----------
                                                                   $  131,700
-----------------------------------------------------------------------------
  Business Machines - 0.2%
    Gateway 2000, Inc.*                                       600  $   20,400
-----------------------------------------------------------------------------
  Business Services - 9.5%
    ADT Limited*                                            5,500  $  103,813
    BISYS Group, Inc.*                                      1,300      49,075
    CUC International, Inc.*                                4,000     142,000
    Ceridian Corp.*                                         2,000     101,000
    Computer Sciences, Inc.*                                1,350     100,912
    First USA Paymentech*                                     100       4,000
    Fiserv, Inc.*                                           3,250      97,500
    Franklin Quest Co.*                                     3,300      68,475
    SPS Transaction Services Corp.*                         3,300      59,400
                                                                   ----------
                                                                   $  726,175
-----------------------------------------------------------------------------
  Cellular Telephones - 1.2%
    Telephone & Data Systems, Inc.                          2,150  $   96,750
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 3.5%
    Autodesk, Inc.                                          3,900  $  116,513
    Electronic Arts, Inc.*                                  4,175     111,681
    Symantec Corp.*                                         4,500      56,250
                                                                   ----------
                                                                   $  284,444
-----------------------------------------------------------------------------
  Computer Software - Systems - 17.0%
    Adobe Systems, Inc.                                     3,000  $  107,625
    BMC Software, Inc.*                                     3,300     197,175
    Cadence Design Systems, Inc.*                           2,050      69,188
    Compuware Corp.*                                        1,900      75,050
    Davidson & Associates, Inc.*                              800      24,000
    Informix Corp.*                                         4,500     101,250
    Oracle Systems Corp.*                                   9,975     393,389
    Sybase, Inc.*                                           5,675     134,072
    Synopsis, Inc.*                                         4,650     184,837
    System Software Associates, Inc.                        5,600      95,200
                                                                   ----------
                                                                   $1,381,786
-----------------------------------------------------------------------------
  Consumer Goods and Services - 1.5%
    Department 56, Inc.*                                    2,300  $   52,038
    Service Corp. International                             1,300      74,750
                                                                   ----------
                                                                   $  126,788
-----------------------------------------------------------------------------
  Electronics - 2.1%
    LSI Logic Corp.*                                        3,800  $   98,800
    Xilinx, Inc.*                                           2,300      73,025
                                                                   ----------
                                                                   $  171,825
-----------------------------------------------------------------------------
  Entertainment - 8.6%
    Bally's Entertainment, Inc.*                            6,900  $  189,750
    Grand Casinos, Inc.*                                    2,650      68,237
    Harrah's Entertainment, Inc.*                           7,150     201,988
    Heritage Media Corp.*                                   1,300      51,838
    Infinity Broadcasting Corp., "A"*                       2,300      69,000
    Showboat, Inc.                                          3,900     117,487
                                                                   ----------
                                                                   $  698,300
-----------------------------------------------------------------------------
  Financial Institutions - 6.9%
    Advanta Corp., "B"                                      2,000  $   90,500
    Countrywide Credit Industries                           2,900      71,775
    Credit Acceptance Corp.*                                4,500      94,500
    Finova Group, Inc.                                      1,300      63,375
    Franklin Resources, Inc.                                2,300     140,300
    Green Tree Financial Corp.                              3,300     103,125
                                                                   ----------
                                                                   $  563,575
-----------------------------------------------------------------------------
  Medical and Health Products - 1.7%
    Ventritex, Inc.*                                        8,200  $  140,425
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 13.5%
    Foundation Health Corp.*                                2,150  $   77,131
    Health Management Assoc., Inc., "A"*                    6,750     136,688
    Healthsource, Inc.*                                     4,200      73,500
    HealthSouth Corp.*                                      2,020      72,720
    Manor Care, Inc.                                        1,850      72,844
    Mariner Health Group, Inc.*                             3,200      58,800
    Pacificare Health Systems, Inc., "A"*                   3,450     227,700
    St. Jude Medical, Inc.                                  3,850     128,975
    United Healthcare Corp.                                 4,950     249,975
                                                                   ----------
                                                                   $1,098,333
-----------------------------------------------------------------------------
  Metals and Minerals - 0.1%
    Titanium Metals Corp.*                                    500  $   12,937
-----------------------------------------------------------------------------
  Oils - 1.4%
    Belco Oil & Gas Corp.*                                  3,200  $  113,600
-----------------------------------------------------------------------------
  Printing and Publishing - 0.6%
    Pulitzer Publishing Co.                                   800  $   47,400
-----------------------------------------------------------------------------
  Railroads - 2.0%
    Wisconsin Central Transportation Corp.*                 4,950  $  160,875
-----------------------------------------------------------------------------
  Restaurants and Lodging - 7.4%
    Applebee's International, Inc.                          4,500  $  144,563
    Buffets, Inc.*                                          3,800      46,550
    HFS, Inc.*                                              3,850     269,500
    Promus Hotel Corp.*                                     3,850     114,056
    Renaissance Hotel Group, N.V.*                          1,300      27,950
                                                                   ----------
                                                                   $  602,619
-----------------------------------------------------------------------------
  Special Products and Services - 0.4%
    Loewen Group, Inc.                                      1,500  $   45,375
-----------------------------------------------------------------------------
  Stores - 4.9%
    AutoZone, Inc.*                                         1,350  $   46,912
    General Nutrition Cos., Inc.*                           6,200     108,500
    Gymboree Corp.*                                         3,000      91,500
    Office Depot, Inc.*                                     7,300     148,738
                                                                   ----------
                                                                   $  395,650
-----------------------------------------------------------------------------
  Telecommunications - 9.3%
    Cable Design Technology*                                2,300  $   75,325
    Cabletron Systems, Inc.*                                2,450     168,131
    Glenayre Technologies, Inc.*                            2,300     115,000
    Paging Network, Inc.*                                   3,000      72,000
    Rogers Cantel Mobile Communications, Inc., "B"*         6,800     158,950
    U.S. Robotics Corp.*                                    1,000      85,500
    Worldcom, Inc.*                                         1,467      81,235
                                                                   ----------
                                                                   $  756,141
-----------------------------------------------------------------------------
Total U.S. Stocks (Identified Cost, $7,630,367)                    $7,677,348
-----------------------------------------------------------------------------

Foreign Stock - 0.5%
-----------------------------------------------------------------------------
  Canada
    Loewen Group, Inc.## (Identified Cost, $28,727)         1,000  $   30,487

-----------------------------------------------------------------------------
Total Common Stocks (Identified Cost, $7,659,094)                  $7,707,835
-----------------------------------------------------------------------------

Convertible Preferred Stock
-----------------------------------------------------------------------------
  Printing and Publishing
    Times Mirror Co., "B" (PERCS) (Identified Cost, $155)       6  $      161
-----------------------------------------------------------------------------

Short-Term Obligation - 4.5%
-----------------------------------------------------------------------------
                                                 Principal Amount
                                                    (000 Omitted)
-----------------------------------------------------------------------------
    Federal Home Loan Bank, due 7/12/96, at
      Amortized Cost                                         $370  $  369,403
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $8,028,652)                    $8,077,399

Other Assets, Less Liabilities - 0.8%                                  71,964
-----------------------------------------------------------------------------
Net Assets - 100.0%                                                $8,149,363
-----------------------------------------------------------------------------
 * Non-income producing security.
## SEC Rule 144A restriction.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
June 30, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $8,028,652)             $8,077,399
  Cash                                                                 7,034
  Receivable for investments sold                                     63,910
  Dividends receivable                                                 1,487
  Deferred organization expenses                                       6,267
                                                                  ----------
      Total assets                                                $8,156,097
                                                                  ----------
Liabilities:
  Payable to affiliates -
    Management fee                                                $      399
  Accrued expenses and other liabilities                               6,335
                                                                  ----------
      Total liabilities                                           $    6,734
                                                                  ----------
Net assets                                                        $8,149,363
                                                                  ==========
Net assets consist of:
  Paid-in capital                                                 $7,963,442
  Unrealized appreciation on investments                              48,747
  Accumulated undistributed net realized gain on investments         137,174
                                                                  ----------
      Total                                                       $8,149,363
                                                                  ==========
Shares of beneficial interest outstanding                            731,884
                                                                  ==========
Net asset value, redemption price, and offering price per share
  (net assets of $8,149,363 / 731,884 shares of beneficial
  interest outstanding)                                            $11.13
                                                                   ======
See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Period Ended June 30, 1996*
------------------------------------------------------------------------------
Net investment income:
  Income -
    Interest                                                         $  7,150
    Dividends                                                           3,686
                                                                     --------
      Total investment income                                        $ 10,836
                                                                     --------
  Expenses -
    Management fee                                                   $ 14,827
    Trustees' compensation                                              2,820
    Shareholder servicing agent fee                                       180
    Registration fees                                                  24,090
    Printing                                                           10,572
    Auditing fees                                                       8,900
    Custodian fee                                                         845
    Legal fees                                                            752
    Amortization of organization expenses                                 706
    Miscellaneous                                                         163
                                                                     --------
      Total expenses                                                 $ 63,855
    Fees paid indirectly                                                 (190)
    Reduction of expenses by investment adviser                       (46,566)
                                                                     --------
      Net expenses                                                   $ 17,099
                                                                     --------
        Net investment loss                                          $ (6,263)
                                                                     --------
Realized and unrealized gain on investments:
  Realized gain (identified cost basis) on
    investment transactions                                          $143,437
  Change in unrealized appreciation on investments                     48,747
                                                                     --------
        Net realized and unrealized gain on investments              $192,184
                                                                     --------
            Increase in net assets from operations                   $185,921
                                                                     ========

* For the period from the commencement of investment operations, December 28, 1995 to June 30, 1996.

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------
Period Ended June 30, 1996*
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment loss                                              $   (6,263)
  Net realized gain on investments                                    143,437
  Net unrealized gain on investments                                   48,747
                                                                   ----------
    Increase in net assets from operations                         $  185,921
                                                                   ----------

Fund share (principal) transactions -
  Net proceeds from subscriptions in kind                          $2,963,332
  Net proceeds from sale of shares                                  5,000,100
                                                                   ----------
    Increase in net assets from Fund share transactions            $7,963,432
                                                                   ----------
      Total increase in net assets                                 $8,149,353
Net assets:
  At beginning of period                                                   10
                                                                   ----------

  At end of period                                                 $8,149,363
                                                                   ==========

*For the period from the commencement of investment operations, December 28, 1995 to June 30, 1996.

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------
Period Ended June 30, 1996*
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $10.00
                                                                     ------

Income from investment operations# -
  Net investment loss(S)                                             $(0.01)
  Net realized and unrealized gain on investments                      1.14
                                                                     ------
      Total from investment operations                               $ 1.13
                                                                     ------
Net asset value - end of period                                      $11.13
                                                                     ======
Total return                                                         11.30%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                          0.70%+
  Net investment loss                                               (0.25)%+
Portfolio turnover                                                      33%
Average commission rate###                                          $0.0505
Net assets at end of period (000 omitted)                            $8,149

  * For the period from the commencement of investment operations, December 28, 1995 to June 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data for the period is based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 0.65% of average daily net assets effective May 3, 1996. During the period December 28, 1995 to May 2, 1996, the Adviser agreed to maintain the expenses at not more than 0.75%. To the extent actual expenses were over these limitations, the net investment loss per share and ratios would have been:

    Net investment loss                                              $(0.09)
    Ratios (to average net assets):
      Expenses##                                                      2.59%+
      Net investment loss                                           (2.14)%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Mid-Cap Growth Equity Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The Fund's custodian bank calculates its fee based on the Fund's average daily net assets. The fee is reduced according to a fee arrangement, which provides for custody fees to be reduced based on a formula developed to measure the value of cash deposited with the custodian by the Fund. This amount is shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains. During the period ended June 30, 1996, $6,263 was reclassified from undistributed net investment loss to accumulated net realized gain on investments due to differences between book and tax accounting for net operating loss. This change has no effect on net assets or net asset value per share.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.60% of average daily net assets.

MFS has voluntarily agreed to pay the Fund's operating expenses exclusive of management fees such that the Fund's aggregate expenses do not exceed 0.65% of its average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of average daily net assets of the Fund at an effective annual rate of up to 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $6,346,035 and $1,690,892, respectively. In addition, securities with a value of $2,860,514 were received as a subscription in kind.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                    $8,031,890
                                                                  ==========
Gross unrealized appreciation                                     $  591,428
Gross unrealized depreciation                                       (545,919)
                                                                  ----------
  Net unrealized appreciation                                     $   45,509
                                                                  ==========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Period Ended June 30, 1996*                              Shares        Amount
------------------------------------------------------------------------------
Subscriptions in kind                                   296,333   $ 2,963,332
Shares sold                                             435,550     5,000,100
                                                       --------   -----------
  Net increase                                          731,883   $ 7,963,432
                                                        =======   ===========

* For the period from the commencement of investment operations, December 28, 1995 to June 30, 1996.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the year ended June 30, 1996 was $19.

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional Mid-Cap Growth Equity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Mid-Cap Growth Equity Fund (one of the series comprising MFS Institutional Trust) as of June 30, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from December 28, 1995, the commencement of operations, to June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1996 by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Mid-Cap Growth Equity Fund at June 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the period from December 28, 1995, the commencement of operations, to June 30, 1996 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 2, 1996

                 --------------------------------------------
      This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

[logo]                                                        Annual Report for
THE FIRST NAME IN MUTUAL FUNDS                                       Year Ended
                                                                   June 30, 1996

MFS(R) INSTITUTIONAL RESEARCH FUND

[graphic omitted: two men sitting in front of a window]

MFS(R) INSTITUTIONAL RESEARCH FUND




TRUSTEES                                   ASSISTANT TREASURER
A. Keith Brodkin*                          James O. Yost*
Chairman and President
                                           SECRETARY
Nelson J. Darling, Jr.                     Stephen E. Cavan*
Trustee, Eastern Enterprises
(diversified holding company)              ASSISTANT SECRETARY
                                           James R. Bordewick, Jr.*
William R. Gutow
Vice Chairman,                             SHAREHOLDER SERVICE CENTER
Capitol Entertainment                      MFS Service Center, Inc.
(Blockbuster Video Franchise)              P.O. Box 2281
                                           Boston, MA 02107-9906
INVESTMENT ADVISER
Massachusetts Financial Services Company   For general information,
500 Boylston Street                        call toll free:
Boston, MA 02116-3741                      1-800-637-2262

DISTRIBUTOR                                CUSTODIAN
MFS Fund Distributors, Inc.                State Street Bank and Trust Company
500 Boylston Street
Boston, MA 02116-3741                      AUDITORS
                                           Deloitte & Touche LLP
PORTFOLIO MANAGER
Kevin R. Parke*

TREASURER
W. Thomas London*

*Affiliated with the Investment Adviser

LETTER TO SHAREHOLDERS

Dear Shareholders:

We would like to welcome you as shareholders of MFS Institutional Research Fund, which commenced operations on May 21, 1996. The Fund seeks to provide long-term growth of capital and future income by investing, under normal market conditions, at least 65% of its total assets in equity securities of companies we believe possess better-than-average prospects for long-term growth. From inception through June 30, 1996, the Fund provided a total return of -2.20%. A discussion of the Fund's investments may be found in the Portfolio Performance and Strategy section of this letter.

Economic Environment

Real (inflation-adjusted) economic growth in the first quarter of 1996 was 2.3% on an annualized basis, and it appears that second-quarter growth could be even stronger. Thus, real growth in gross domestic product has started the year at a rate exceeding our expectations. While we continue to believe that growth from quarter to quarter will be uneven, it is now our expectation that growth for all of 1996 could exceed 2.5%. Although individual consumers appear to be carrying an excessive debt load, the consumer sector itself, which represents two-thirds of the economy, continues to be impressive as the auto and housing markets remain resilient. Consumer spending has also been positively impacted by widespread job growth. At the same time, however, the economies of Europe and Japan continue to be in the doldrums, weakening U.S. export markets while subduing the capital spending plans of American corporations. Finally, due to the pickup in economic activity and increasing job growth, it appears that inflation may accelerate slightly this year, and the Federal Reserve Board is expected to continue its diligent anti-inflationary stance.

    While we do not expect the U.S. stock market to match the extraordinary performance of 1995, we continue to be positive about the equity market this year. Although we believe the equity market represents fair value at current levels, the expected slowdown in the growth of corporate earnings and the increases in interest rates experienced so far this year raise near-term concerns. Further increases in interest rates, and an acceleration of inflation coupled with an additional slowdown in corporate earnings growth, could have a negative effect on the stock market. However, to the extent that some earnings disappointments are taken as a sign that the economy is not overheating, this may prove beneficial for the longer-term health of the equity market. We continue to believe that many of the technology-driven productivity gains that U.S. companies have made in recent years will continue to enhance corporate America's competitiveness and profitability. Therefore, while we have some near-term concerns, we remain quite constructive on the long-term viability of the equity market.

Portfolio Performance and Strategy

The Fund is diversified across 118 companies within 13 different sectors of the economy, and it is currently overweighted in technology, leisure, industrial goods and services, and retailing. We believe select companies within each of these sectors offer strong earnings potential given the current economic environment. Within the technology sector, companies such as Microsoft, Sun Microsystems, Compuware, and Glenayre Technologies have contributed to the Fund's performance, while within the leisure sector the hotel industry continues to be an attractive area. HFS, Inc., both through recent acquisitions and existing business growth, has demonstrated superior earnings potential and remains one of the Fund's top holdings.

    The Fund is currently underweighted in utilities and communications, mainly due to an unfavorable economic outlook for some industries within this sector. The utility industry, for example, is currently being impacted by increased competition and lower growth prospects.

Respectfully,

/s/ A. Keith Brodkin                  /s/ Kevin R. Parke
    A. Keith Brodkin                      Kevin R. Parke
    Chairman and President                Director of Research

July 10, 1996

A Committee of MFS Institutional Research Analysts is responsible for the day-to-day management of the Fund under the general supervision of Mr. Parke.

OBJECTIVE AND POLICIES

The Fund's investment objective is to provide long-term growth of capital and future income. The Fund invests, under normal market conditions, at least 65% of its total assets in equity securities of companies believed to possess better-than-average prospects for long-term growth.

TAX FORM SUMMARY

In January 1997, shareholders will be mailed a Tax Form Summary reporting the federal tax status of all distributions paid during the calendar year 1996.

PORTFOLIO OF INVESTMENTS - June 30, 1996

Common Stocks - 100.1%
-----------------------------------------------------------------------------
Issuer                                                    Shares        Value
-----------------------------------------------------------------------------
U.S. Stocks - 89.2%
  Aerospace - 6.2%
    General Dynamics Corp.                                 4,300  $   266,600
    Lockheed Martin Corp.                                  3,900      327,600
    McDonnell Douglas Corp.                                9,200      446,200
    United Technologies Corp.                              3,300      379,500
                                                                  -----------
                                                                  $ 1,419,900
-----------------------------------------------------------------------------
  Agricultural Products - 2.1%
    AGCO Corp.                                             9,200  $   255,300
    Case Corp.                                             4,800      230,400
                                                                  -----------
                                                                  $   485,700
-----------------------------------------------------------------------------
  Apparel and Textiles - 0.9%
    Nike, Inc., "B"                                        2,000  $   205,500
-----------------------------------------------------------------------------
  Automotive - 0.5%
    B.F. Goodrich Co.                                      2,900  $   108,387
-----------------------------------------------------------------------------
  Banks and Credit Companies - 3.0%
    BayBanks, Inc.                                         2,400  $   258,600
    Chase Manhattan Bank Corp.                             3,900      275,437
    Leader Financial Corp.                                 3,200      143,200
                                                                  -----------
                                                                  $   677,237
-----------------------------------------------------------------------------
  Biotechnology - 0.2%
    Guidant Corp.*                                           800  $    39,400
-----------------------------------------------------------------------------
  Business Machines - 3.4%
    Affiliated Computer Co.*                               2,300  $   108,100
    Digital Equipment Corp.*                               3,700      166,500
    Gateway 2000, Inc.*                                    5,800      197,200
    Sun Microsystems, Inc.*                                5,100      300,262
                                                                  -----------
                                                                  $   772,062
-----------------------------------------------------------------------------
  Business Services - 2.6%
    Alco Standard Corp.                                    4,500  $   203,625
    Ceridian Corp.*                                        5,700      287,850
    Technology Solutions Co.*                              2,900      100,412
                                                                  -----------
                                                                  $   591,887
-----------------------------------------------------------------------------
  Chemicals - 3.6%
    Air Products & Chemicals, Inc.                         3,700  $   213,675
    Grace (W.R.) & Co.                                     2,400      170,100
    Hanna (M.A.) Co.                                       3,300       68,887
    Polymer Group, Inc.*                                   1,500       26,250
    Praxair, Inc.                                          6,200      261,950
    Uniroyal Chemical Corp.*                               4,600       68,425
                                                                  -----------
                                                                  $   809,287
-----------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.2%
    Electronic Arts, Inc.*                                 5,900  $   157,825
    Microsoft Corp.*                                       2,800      336,350
                                                                  -----------
                                                                  $   494,175
-----------------------------------------------------------------------------
  Computer Software - Systems - 7.6%
    Adobe Systems, Inc.                                    4,300  $   154,262
    BMC Software, Inc.*                                    3,000      179,250
    Cadence Design Systems, Inc.*                         10,200      344,250
    Computer Associates International, Inc.                2,200  $   156,750
    Compuware Corp.*                                       4,700      185,650
    Oracle Systems Corp.*                                 12,300      485,081
    Sybase, Inc.*                                          3,600       85,050
    Synopsis, Inc.*                                        3,700      147,075
                                                                  -----------
                                                                  $ 1,737,368
-----------------------------------------------------------------------------
  Consumer Goods and Services - 9.8%
    Colgate-Palmolive Co.                                  4,500  $   381,375
    Estee Lauder Cos., "A"                                 2,600      109,850
    Gillette Co.                                           5,000      311,875
    Philip Morris Cos., Inc.                               4,300      447,200
    Procter & Gamble Co.                                   3,800      344,375
    Revlon, Inc., "A"*                                     3,800      110,675
    Tyco International Ltd.                                6,600      268,950
    UST, Inc.                                              7,600      260,300
                                                                  -----------
                                                                  $ 2,234,600
-----------------------------------------------------------------------------
  Electronics - 1.7%
    Analog Devices, Inc.*                                  3,500  $    89,250
    LSI Logic Corp.*                                       1,800       46,800
    Xilinx, Inc.*                                          7,600      241,300
                                                                  -----------
                                                                  $   377,350
-----------------------------------------------------------------------------
  Entertainment - 3.3%
    Harrah's Entertainment, Inc.*                          5,700  $   161,025
    Jacor Communications, Inc., "A"*                       5,300      163,637
    Showboat, Inc.                                         6,900      207,862
    Viacom, Inc.*                                          5,800      225,475
                                                                  -----------
                                                                  $   757,999
-----------------------------------------------------------------------------
  Financial Institutions - 1.7%
    Advanta Corp., "B"                                     4,200  $   190,050
    Federal Home Loan Mortgage Corp.                       2,200      188,100
                                                                  -----------
                                                                  $   378,150
-----------------------------------------------------------------------------
  Food and Beverage Products - 1.0%
    Tyson Foods, Inc., "A"                                 8,300  $   227,212
-----------------------------------------------------------------------------
  Forest and Paper Products - 1.6%
    Kimberly Clark Corp.                                   4,700  $   363,075
-----------------------------------------------------------------------------
  Insurance - 5.5%
    Amerin Corp.*                                          2,600  $    69,550
    CIGNA Corp.                                            3,200      377,200
    Chartwell Re Corp.                                     2,800       61,950
    Equitable of Iowa Cos.                                 3,800      134,900
    Everest Reinsurance Holdings                           5,700      147,487
    IPC Holdings Ltd.                                      1,100       22,137
    LaSalle Re Holdings Corp.                              3,300       74,250
    Penncorp Financial Group, Inc.                        11,700      371,475
                                                                  -----------
                                                                  $ 1,258,949
-----------------------------------------------------------------------------
  Machinery - 0.4%
    York International Corp.                               2,000  $   103,500
-----------------------------------------------------------------------------
  Medical and Health Products - 3.3%
    Pfizer, Inc.                                           2,200  $   157,025
    Rhone Poulenc Rorer, Inc.                              1,900      127,537
    Uromed Corp.*                                         22,500      309,375
    Ventritex, Inc.*                                       9,000      154,125
                                                                  -----------
                                                                  $   748,062
-----------------------------------------------------------------------------
  Medical and Health Technology and Services - 4.5%
    Amisys Managed Care Systems*                           6,700  $   172,525
    Living Centers of America*                             2,700       92,812
    Mariner Health Group, Inc.*                            2,000       36,750
    Pacificare Health Systems, Inc., "A"*                  2,500      165,000
    St. Jude Medical, Inc.                                 9,300      311,550
    United Healthcare Corp.                                4,900      247,450
                                                                  -----------
                                                                  $ 1,026,087
-----------------------------------------------------------------------------
  Oils - 3.0%
    Belco Oil & Gas Corp.*                                 3,400  $   120,700
    Mobil Corp.                                            2,700      302,737
    Newfield Exploration Co.*                              3,000      116,625
    Seacor Holdings, Inc.*                                 3,400      152,150
                                                                  -----------
                                                                  $   692,212
-----------------------------------------------------------------------------
  Railroads - 3.3%
    Burlington Northern S.A.                               2,600  $   210,275
    CSX Corp.                                              4,700      226,775
    Wisconsin Central Transportation Corp.*                9,900      321,750
                                                                  -----------
                                                                  $   758,800
-----------------------------------------------------------------------------
  Restaurants and Lodging - 5.3%
    HFS, Inc.*                                             8,900  $   623,000
    Host Marriott Corp.*                                  16,900      221,812
    MGM Grand, Inc.*                                       4,300      171,462
    Sonic Corp.*                                           7,600      184,300
                                                                  -----------
                                                                  $ 1,200,574
-----------------------------------------------------------------------------
  Special Products and Services - 1.2%
    Stanley Works                                          9,200  $   273,700
-----------------------------------------------------------------------------
  Stores - 3.9%
    CompUSA, Inc.*                                         6,500  $   221,812
    Gymboree Corp.*                                        6,700      204,350
    Home Depot, Inc.                                       2,900      156,600
    Lowes Co.                                              3,300      119,212
    Micro Warehouse, Inc.*                                 4,200       84,000
    Staples, Inc.*                                         5,600      109,200
                                                                  -----------
                                                                  $   895,174
-----------------------------------------------------------------------------
  Supermarkets - 0.9%
    Safeway, Inc.                                          6,000  $   198,000
-----------------------------------------------------------------------------
  Telecommunications - 4.1%
    Cabletron Systems, Inc.*                               3,300  $   226,462
    Cisco Systems, Inc.*                                   5,100      288,787
    Glenayre Technologies, Inc.*                           5,800      290,000
    Lucent Technologies                                    3,600      136,350
                                                                  -----------
                                                                  $   941,599
-----------------------------------------------------------------------------
  Utilities - Gas - 1.9%
    Coastal Corp.                                          5,700  $   237,975
    Panenergy Corp.                                        5,800      190,675
                                                                  -----------
                                                                  $   428,650
-----------------------------------------------------------------------------
  Utilities - Telephone - 0.5%
    MCI Communications Corp.                               4,100  $   105,062
-----------------------------------------------------------------------------
Total U.S. Stocks (Identified Cost, $21,156,110)                  $20,309,658
-----------------------------------------------------------------------------
Foreign Stocks - 10.9%
  Denmark - 0.6%
    ISS International Service System A/S, "B"
      (Business Services)                                  6,600  $   147,429
-----------------------------------------------------------------------------
  Finland - 0.5%
    Huhtamaki Oy, "I", Free Shares (Consumer Products)     3,600  $   120,419
-----------------------------------------------------------------------------
  France - 1.0%
    TV Francaise (Entertainment)                             900  $   102,827
    Union des Assurances Federales (Insurance)             1,000      123,384
                                                                  -----------
                                                                  $   226,211
-----------------------------------------------------------------------------
  Hong Kong - 1.9%
    Dah Sing Financial Group (Banks and Credit Cos.)      14,800  $    44,838
    Giordano International Ltd. (Stores)                 138,000      133,717
    Wharf Holdings Ltd. (Real Estate)                     53,000      189,672
    Wing Hang Bank Ltd. (Banks and Credit Cos.)           16,000       63,460
                                                                  -----------
                                                                  $   431,687
-----------------------------------------------------------------------------
  Italy - 0.2%
    Olivetti Group (Computers)*                           83,500  $    45,045
-----------------------------------------------------------------------------
  Philippines - 1.0%
    Pilipino Telephone (Telecommunications)*             141,400  $   215,894
-----------------------------------------------------------------------------
  Singapore - 0.8%
    Singapore Press Holdings Ltd. (Publishing)             9,000  $   176,720
-----------------------------------------------------------------------------
  South Korea - 0.5%
    Korea Mobile Telecom, ADR (Telecommunications)         6,900  $   118,162
-----------------------------------------------------------------------------
  Sweden - 2.9%
    Astra AB, Free Shares, "B" (Medical and
      Health Products)                                     7,100  $   309,720
    Ericsson LM, "B" (Telecommunications)                  6,100      131,667
    Nobel Biocare AB (Medical and Health Products)*        6,400      118,822
    Volvo AB, ADR, "B" (Automotive)                        4,200       95,728
                                                                  -----------
                                                                  $   655,940
-----------------------------------------------------------------------------
  United Kingdom - 1.5%
    Jarvis Hotels PLC (Restaurants and Lodging)*+         41,700  $   112,425
    Kwik-Fit Holdings PLC (Automotive)                    33,900      119,988
    Lloyds TSB Group PLC (Banks and Credit Cos.)          24,700      120,784
                                                                  -----------
                                                                  $   353,197
-----------------------------------------------------------------------------
Total Foreign Stocks (Identified Cost, $2,171,882)                $ 2,490,704
-----------------------------------------------------------------------------
Total Investments (Identified Cost, $23,327,992)                  $22,800,362
Other Assets, Less Liabilities - (0.1)%                               (21,260)
-----------------------------------------------------------------------------
Net Assets - 100.0%                                               $22,779,102
-----------------------------------------------------------------------------
*Non-income producing security.
+Restricted security.

See notes to financial statements

FINANCIAL STATEMENTS

Statement of Assets and Liabilities
------------------------------------------------------------------------------
June 30, 1996
------------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost, $23,327,992)           $22,800,362
  Cash                                                               186,495
  Foreign currency, at value and identified cost                       4,432
  Receivable for investments sold                                    317,953
  Dividends receivable                                                19,312
  Deferred organization expenses                                       6,824
                                                                 -----------
      Total assets                                               $23,335,378
                                                                 -----------
Liabilities:
  Payable for investments purchased                              $   548,173
  Payable to affiliate for management fee                              1,119
  Accrued expenses and other liabilities                               6,984
                                                                 -----------
      Total liabilities                                          $   556,276
                                                                 -----------
Net assets                                                       $22,779,102
                                                                 ===========
Net assets consist of:
  Paid-in capital                                                $23,252,742
  Unrealized depreciation on investments and translation of
    assets and liabilities in foreign currencies                    (527,668)
  Accumulated undistributed net realized gain on investments
    and foreign currency transactions                                 17,745
  Accumulated undistributed net investment income                     36,283
                                                                 -----------
      Total                                                      $22,779,102
                                                                 ===========
Shares of beneficial interest outstanding                          2,329,167
                                                                 ===========
Net asset value and offering price per share
  (net assets of $22,779,102 / 2,329,167 shares of beneficial
  interest outstanding)                                            $9.78
                                                                   =====

See notes to financial statements

Statement of Operations
------------------------------------------------------------------------------
Period Ended June 30, 1996*
------------------------------------------------------------------------------
Net investment income:
  Income -
    Dividends                                                       $  30,277
    Interest                                                           21,483
                                                                    ---------
        Total investment income                                     $  51,760
                                                                    ---------

  Expenses -
    Management fee                                                  $  14,286
    Shareholder servicing agent fee                                       179
    Registration fees                                                  17,610
    Auditing fees                                                       9,400
    Printing                                                            5,821
    Legal fees                                                            906
    Amortization of organization expenses                                 149
    Custodian fee                                                         100
    Postage                                                                10
    Miscellaneous                                                          21
                                                                    ---------
      Total expenses                                                $  48,482
    Reduction of expenses by investment adviser                       (33,005)
                                                                    ---------
      Net expenses                                                  $  15,477
                                                                    ---------
        Net investment income                                       $  36,283
                                                                    ---------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                         $  18,047
    Foreign currency transactions                                        (302)
                                                                    ---------
        Net realized gain on investments and foreign currency
          transactions                                              $  17,745
                                                                    ---------
  Change in unrealized depreciation -
    Investments                                                     $(527,630)
    Translation of assets and liabilities in foreign currencies           (38)
                                                                    ---------
        Net unrealized loss on investments and foreign currency
          translation                                               $(527,668)
                                                                    ---------
          Net realized and unrealized loss on investments and
            foreign currency                                        $(509,923)
                                                                    ---------
            Decrease in net assets from operations                  $(473,640)
                                                                    =========


*For the period from the commencement of investment operations, May 21, 1996 to June 30, 1996.

See notes to financial statements

Statement of Changes in Net Assets
------------------------------------------------------------------------------
Period Ended June 30, 1996*
------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                           $    36,283
  Net realized gain on investments and foreign currency
    transactions                                                       17,745
  Net unrealized loss on investments and foreign currency
    translation                                                      (527,668)
                                                                  -----------
    Decrease in net assets from operations                        $  (473,640)
Fund share (principal) transactions -
  Net proceeds from sale of shares                                 23,252,732
                                                                  -----------
      Total increase in net assets                                $22,779,092
Net assets:
  At beginning of period                                                   10
                                                                  -----------
  At end of period (including accumulated undistributed net
    investment income of $36,283)                                 $22,779,102
                                                                  ===========


*For the period from the commencement of investment operations, May 21, 1996 to June 30, 1996.

See notes to financial statements

Financial Highlights
------------------------------------------------------------------------------
Period Ended June 30, 1996*
------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                $10.00
                                                                     ------
Income from investment operations# -
  Net investment income(S)                                           $ 0.02
  Net realized and unrealized loss on investments                     (0.24)
                                                                     ------
      Total from investment operations                               $(0.22)
                                                                     ------
Net asset value - end of period                                      $ 9.78
                                                                     ======
Total return                                                        (2.20)%++
Ratios (to average net assets)/Supplemental data(S):
  Expenses##                                                          0.65%+
  Net investment income                                               1.52%+
Portfolio turnover                                                       6%
Average commission rate###                                          $0.0260
Net assets at end of period (000 omitted)                           $22,779

  * For the period from the commencement of investment operations, May 21, 1996 to June 30, 1996.
  + Annualized.
 ++ Not annualized.
  # Per share data is based on average shares outstanding.
 ## The Fund's expenses are calculated without reduction for fees paid indirectly.
### Average commission rate is calculated for funds with fiscal years beginning on or after September 1, 1995.
(S) The Adviser voluntarily agreed to maintain the expenses of the Fund at not more than 0.65% of average daily net assets. To the extent actual expenses were over/under these limitations, the net investment income per share and the ratios would have been:

    Net investment income                                             $  --
    Ratios (to average net assets):
      Expenses##                                                      2.03%+
      Net investment income                                           0.14%+

See notes to financial statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization
MFS Institutional Research Fund (the Fund) is a diversified series of MFS Institutional Trust (the Trust). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amounts of revenues and expenses during the period. Actual results could differ from those estimates. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges or reported through the NASDAQ system are valued at last sale prices. Unlisted equity securities or listed equity securities for which last sale prices are not available are valued at last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional-size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short-term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Non-U.S. dollar denominated short-term obligations are valued at amortized cost as calculated in the base currency and translated into U.S. dollars at the closing daily exchange rate. Securities for which there are no such quotations or valuations are valued at fair value as determined in good faith by or at the direction of the Trustees.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Organization Expenses - Costs incurred by the Fund in connection with its organization have been deferred and are being amortized on a straight-line basis over a five-year period beginning on the date of commencement of operations of the Fund.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and original issue discount are amortized or accreted for financial statement and tax reporting purposes as required by federal income tax regulations. Dividend income is recorded on the ex-dividend date for dividends received in cash. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Tax Matters and Distributions - The Fund's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. At June 30, 1996, the Fund elected not to be taxed as a regulated investment company. Accordingly, no provision for federal income or excise tax is provided. The Fund files a tax return annually using tax accounting methods required under provisions of the Code which may differ from generally accepted accounting principles, the basis on which these financial statements are prepared. Accordingly, the amount of net investment income and net realized gain reported on these financial statements may differ from that reported on the Fund's tax return, and consequently, the character of distributions to shareholders reported in the financial highlights may differ from that reported to shareholders on Form 1099-DIV. Foreign taxes have been provided for on interest and dividend income earned on foreign investments in accordance with the applicable country's tax rates and to the extent unrecoverable are recorded as a reduction of investment income. Distributions to shareholders are recorded on the ex-dividend date.

The Fund distinguishes between distributions on a tax basis and a financial reporting basis and requires that only distributions in excess of tax basis earnings and profits are reported in the financial statements as a return of capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or accumulated net realized gains.

(3) Transactions with Affiliates
Investment Adviser - The Fund has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an effective annual rate of 0.60% of average daily net assets. The investment adviser did not impose a portion of its fee, which is reflected as a reduction of expenses on the Statement of Operations.

MFS has voluntarily agreed to pay the Fund's operating expenses exclusive of management fees such that the Fund's aggregate expenses do not exceed 0.65% of its average daily net assets.

The Fund pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the Fund, all of whom receive remuneration for their services to the Fund from MFS. Certain of the officers and Trustees of the Fund are officers or directors of MFS and MFS Service Center, Inc. (MFSC).

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of average daily net assets of the Fund at an effective annual rate of up to 0.0075%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, aggregated $24,712,259 and $1,402,314, respectively.

The cost and unrealized appreciation or depreciation in value of the investments owned by the Fund, as computed on a federal income tax basis, are as follows:

Aggregate cost                                                   $23,327,992
                                                                 ===========
Gross unrealized depreciation                                    $(1,024,273)
Gross unrealized appreciation                                        496,643
                                                                 -----------
  Net unrealized depreciation                                    $  (527,630)
                                                                 ===========

(5) Shares of Beneficial Interest
The Fund's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in Fund shares were as follows:

Period Ended June 30, 1996*                              Shares        Amount
------------------------------------------------------------------------------
Shares sold                                           2,329,166   $23,252,732
                                                      ---------   -----------
*For the period from the commencement of investment operations, May 21, 1996 to June 30, 1996.

(6) Line of Credit
The Fund entered into an agreement which enables it to participate with other funds managed by MFS in an unsecured line of credit with a bank which permits borrowings up to $350 million, collectively. Borrowings may be made to temporarily finance the repurchase of Fund shares. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the Fund for the period ended June 30, 1996 was $5.

(7) Restricted Securities

The Fund may invest not more than 15% of its net assets in securities which are subject to legal or contractual restrictions on resale. At June 30, 1996, the Fund owned the following restricted security (constituting 0.5% of net assets) which may not be publicly sold without registration under the Securities Act of 1933. The Fund does not have the right to demand that such security be registered. The value of this security is determined by valuations supplied by a pricing service or brokers or, if not available, in good faith by or at the direction of the Trustees.


                                Date of
Description                 Acquisition  Share Amount       Cost        Value
-----------------------------------------------------------------------------
Jarvis Hotels PLC     6/21/96 - 6/25/96       $41,700   $116,049     $112,425
                                                                     ========

INDEPENDENT AUDITORS' REPORT

To the Trustees of MFS Institutional Trust and Shareholders of MFS Institutional
  Research Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Institutional Research Fund (one of the series comprising MFS Institutional Trust) as of June 30, 1996, and the related statement of operations, the statement of changes in net assets and the financial highlights for the period from May 21, 1996, commencement of operations, to June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of the securities owned at June 30, 1996 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of MFS Institutional Research Fund at June 30, 1996, the results of its operations, the changes in its net assets, and its financial highlights for the period from May 21, 1996, commencement of operations, to June 30, 1996 in conformity with generally accepted accounting principles.

DELOITTE & TOUCHE LLP

Boston, Massachusetts
August 2, 1996

                 --------------------------------------------
      This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

                                     PART C


ITEM 24.    FINANCIAL STATEMENTS AND EXHIBITS

            (A)   FINANCIAL STATEMENTS


                  MFS INSTITUTIONAL WORLDWIDE FIXED INCOME FUND


                  INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:

                       For the period from September 30, 1992,
                       commencement of operations, to June 30, 1996:

                             Financial Highlights


                  INCLUDED IN PART B OF THIS REGISTRATION STATEMENT: At
                       June 30, 1996:
                             Portfolio of Investments*
                             Statement of Assets and Liabilities*

                       For each year in the two year period ended June 30, 1996:
                             Statement of Changes in Net Assets*

                       For the year ended June 30, 1996:
                             Statement of Operations*

                  MFS INSTITUTIONAL EMERGING EQUITIES FUND


                  INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:

                       For the period from June 16, 1993, commencement of operations, to June 30, 1996:

                               Financial Highlights


                   INCLUDED IN PART B OF THIS REGISTRATION STATEMENT: At
                        June 30, 1996:
                              Portfolio of Investments*
                              Statement of Assets and Liabilities*

                       For each year in the two year period ended June 30, 1996:
                              Statement of Changes in Net Assets*

                        For the year ended June 30, 1996:
                              Statement of Operations*

                   MFS INSTITUTIONAL EMERGING MARKETS INCOME FUND

                   INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                        For the period from August 7, 1995, commencement of operations, to June 30, 1996:
                               Financial Highlights

                   INCLUDED IN PART B OF THIS REGISTRATION STATEMENT: At
                        June 30, 1996:
                              Portfolio of Investments*
                              Statement of Assets and Liabilities*

                        For the period from August 7, 1995, commencement of operations, to June 30, 1996: Statement of Operations* Statement of Changes in Net Assets*

                   MFS INSTITUTIONAL RESEARCH FUND

                   INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                        For the period from May 21, 1996, commencement of operations, to June 30, 1996:
                                   Financial Highlights

                   INCLUDED IN PART B OF THIS REGISTRATION STATEMENT: At
                        June 30, 1996:
                              Portfolio of Investments*
                              Statement of Assets and Liabilities*

                        For the period from May 21, 1996, commencement of operations, to June 30, 1996: Statement of Operations* Statement of Changes in Net Assets*

                   MFS INSTITUTIONAL MID-CAP GROWTH EQUITY FUND

                   INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                        For the period from December 28, 1995,
                        commencement of operations, to June 30, 1996:
                              Financial Highlights

                   INCLUDED IN PART B OF THIS REGISTRATION STATEMENT: At
                        June 30, 1996:
                              Portfolio of Investments*
                              Statement of Assets and Liabilities*

                        For the period from December 28, 1995,
                        commencement of operations, to June 30,
                        1996: Statement of Operations* Statement of
                        Changes in Net Assets*

                   MFS INSTITUTIONAL INTERNATIONAL EQUITY FUND

                   INCLUDED IN PART A OF THIS REGISTRATION STATEMENT:
                        For the period from January 31, 1996, commencement of operations, to June 30, 1996:
                              Financial Highlights

                   INCLUDED IN PART B OF THIS REGISTRATION STATEMENT: At
                        June 30, 1996:
                              Portfolio of Investments*
                              Statement of Assets and Liabilities*

                        For the period from January 31, 1996, commencement
                        of operations, to June 30, 1996:
                              Statement of Operations*
                              Statement of Changes in Net Assets*
-----------------------
* Incorporated by reference to the Annual Report to Shareholders of each Fund, filed with the SEC via EDGAR on or before September 5, 1996.


            (B)   EXHIBITS ON BEHALF OF MFS INSTITUTIONAL TRUST

                   1  (a)    Declaration of Trust, dated September 13, 1990. (1)

                      (b) Certificate of Amendment to Declaration of Trust, dated June 1, 1992. (1)

                      (c) Amendment No. 2 to the Declaration of Trust, dated August 13, 1992. (1)

                      (d) Amendment to Declaration of Trust - Designation of Series, dated May 16, 1995. (1)

                      (e) Amendment to Declaration of Trust - Designation of Series, dated August 29, 1995. (2)

                      (f) Amendment to Declaration of Trust - Redesignation of Series, dated October 31, 1995. (7)

                      (g) Amendment to Declaration of Trust - Redesignation of Series, dated November 28, 1995. (7)

                      (h) Amendment to Declaration of Trust - Redesignation of Series, dated April 24, 1996. (8)

                   2  (a)    Amended and Restated By-Laws, dated June 1,
                             1992. (5)

                      (b) Amendment No. 1 to Amended and Restated By-Laws, dated October 14, 1993. (5)

                   3         Not Applicable.


                   4         Form of Share Certificate.  (4)


                   5         (a) Investment Advisory Agreement between
                             MFS Emerging Equities Fund and Massachusetts
                             Financial Services Company, as adviser, dated August 7, 1992. (5)

                      (b) Investment Advisory Agreement between MFS Worldwide Fixed Income Fund and
                             Massachusetts Financial Services Company, as adviser, dated August 7, 1992. (5)

                      (c) Investment Advisory Agreement between the Registrant, on behalf of MFS Institutional Emerging Markets Fixed Income Fund, and Massachusetts Financial Services Company, as adviser, dated November 30, 1995. (1)

                      (d) Investment Advisory Agreement between the Registrant, on behalf of MFS Institutional Core Plus Fixed Income Fund, and Massachusetts Financial Services Company, as adviser, dated November 30, 1995. (7)

                      (e) Investment Advisory Agreement between the Registrant, on behalf of MFS Institutional Research Fund, and Massachusetts Financial Services Company, as adviser, dated November 30, 1995. (7)

                      (f) Investment Advisory Agreement between the Registrant, on behalf of MFS Institutional Mid-Cap Growth Equity Fund, and Massachusetts Financial Services Company, as adviser, dated November 30, 1995. (7)

                      (g) Investment Advisory Agreement between the Registrant, on behalf of MFS Institutional International Equity Fund, and Massachusetts Financial Services Company, as adviser, dated November 30, 1995. (7)

                   6         Not Applicable.

                   7         Not Applicable.

                   8  (a)    Custodian Agreement between the Registrant and
                             State Street Bank and Trust Company, dated July 31,
                             1995. (2)

                      (b) Amendment to Custodian Contract dated November 30, 1995. (7)

                   9  (a)    Amended and Restated Shareholder Servicing Agent
                             Agreement between Registrant and MFS Service
                             Center, Inc. as Shareholder Servicing Agent dated
                             November 30, 1995. (7)

                      (b) Exchange Privilege Agreement between the MFS Institutional Trust, on behalf of each of its series, and MFS Fund Distributors, Inc., dated July 26, 1995. (7)

                      (c) Dividend Disbursing Agency Agreement between the Registrant and State Street Bank and Trust Company, dated October 31, 1990. (5)

                      (d) Loan Agreement by and among the Banks named therein, the MFS Funds named therein and The First National Bank of Boston, dated February 21, 1995.
                             (6)


                  10 Consent and Opinion of Counsel filed with Registrant's Rule 24f-2 Notice for the fiscal year ended June 30, 1996 on August 28, 1996.

                  11         Consent of Deloitte & Touche LLP; filed herewith.


                  12         Not Applicable.

                  13  (a)    Investment representation letter from initial
                             shareholder of MFS Institutional Emerging Markets
                             Fixed Income Fund. (1)

                  14         Not Applicable.

                  15 Distribution Agreement by and between MFS Institutional Trust and MFS Fund Distributors, Inc., dated June 15, 1994. (5)

                   16 Schedule of Computation for Performance Quotations - Aggregate Total Rate of Return, Average Annual Total Rate of Return and Yield Calculations. (3)


                   17        Financial Data Schedules for MFS
                             Institutional Emerging Equities Fund, MFS
                             Institutional Worldwide Fixed Income Fund,
                             MFS Institutional Emerging Markets Income
                             Fund, MFS Institutional International Equity
                             Fund, MFS Institutional Mid-Cap Growth
                             Equity Fund and MFS Institutional Research
                             Fund; filed herewith.


                   18        Not Applicable.

                     Power of Attorney dated August 12, 1994.  (5)

(1) Incorporated by reference to Post-Effective Amendment No. 7 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on May 18, 1995.
(2) Incorporated by reference to Post-Effective Amendment No. 8 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on September 15, 1995.
(3) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 26 filed with the SEC via EDGAR on February 22, 1995.
(4) Incorporated by reference to MFS Municipal Series Trust (File Nos. 2-92915 and 811-4096) Post-Effective Amendment No. 28 filed with the SEC via EDGAR on July 28, 1995.
(5) Incorporated by reference to Post-Effective Amendment No. 9 filed with the SEC via EDGAR on October 27, 1995.
(6) Incorporated by reference to Post-Effective Amendment No. 28 on Form N-2 for MFS Municipal Income Trust (File No. 811-4841), filed with the SEC via EDGAR on February 28, 1995.
(7) Incorporated by reference to Post-Effective Amendment No. 10 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on February 8, 1996.
(8) Incorporated by reference to Post-Effective Amendment No. 11 to the Registrant's Registration Statement on Form N-1A filed with the SEC via EDGAR on April 26, 1996.

ITEM 25.    PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH REGISTRANT

            Not applicable

ITEM 26.    NUMBER OF HOLDERS OF SECURITIES

            MFS INSTITUTIONAL EMERGING EQUITIES FUND

                  (1)                                              (2)
            TITLE OF CLASS                              NUMBER OF RECORD HOLDERS


            Shares of Beneficial Interest                          37
                (without par value)                    (as of September 30,1996)


            MFS INSTITUTIONAL WORLDWIDE FIXED INCOME FUND

                  (1)                                              (2)
            TITLE OF CLASS                              NUMBER OF RECORD HOLDERS


            Shares of Beneficial Interest                          15
                (without par value)                    (as of September 30,1996)


            MFS INSTITUTIONAL EMERGING MARKETS INCOME FUND

                  (1)                                             (2)
            TITLE OF CLASS                              NUMBER OF RECORD HOLDERS


            Shares of Beneficial Interest                          4
                (without par value)                    (as of September 30,1996)


            MFS INSTITUTIONAL CORE PLUS FIXED INCOME FUND

                  (1)                                            (2)
            TITLE OF CLASS                              NUMBER OF RECORD HOLDERS


            Shares of Beneficial Interest                         3
                (without par value)                    (as of September 30,1996)


            MFS INSTITUTIONAL RESEARCH FUND

                  (1)                                             (2)
            TITLE OF CLASS                              NUMBER OF RECORD HOLDERS


            Shares of Beneficial Interest                          4
                (without par value)                    (as of September 30,1996)


            MFS INSTITUTIONAL MID-CAP GROWTH EQUITY FUND

                 (1)                                                (2)
            TITLE OF CLASS                              NUMBER OF RECORD HOLDERS


            Shares of Beneficial Interest                            5
                (without par value)                    (as of September 30,1996)


            MFS INSTITUTIONAL INTERNATIONAL EQUITY FUND

                  (1)                                              (2)
            TITLE OF CLASS                              NUMBER OF RECORD HOLDERS


            Shares of Beneficial Interest                           5
                (without par value)                    (as of September 30,1996)


ITEM 27.    INDEMNIFICATION

            Article V of the Registrant's Declaration of Trust provides that the Registrant will indemnify its Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Trust, unless as to liabilities to the Registrant or its shareholders, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or with respect to any matter unless it is adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interest of the Registrant. In the case of a settlement, such indemnification will not be provided unless it has been determined in accordance with the Declaration of Trust that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices.

            The Trustees and officers of the Registrant and the personnel of the Registrant's investment adviser are insured under an errors and omissions liability insurance policy. The Registrant and its officers are also insured under the fidelity bond required by Rule 17g-1 under the Investment Company Act of 1940, as amended.

ITEM 28.    BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

            MFS serves as investment adviser to the following open-end Funds comprising the MFS Family of Funds: Massachusetts Investors Trust, Massachusetts Investors Growth Stock Fund, MFS Growth Opportunities Fund, MFS Government Securities Fund, MFS Government Limited Maturity Fund, MFS Series Trust I (which has eight series: MFS Managed Sectors Fund, MFS Cash Reserve Fund, MFS World Asset Allocation Fund, MFS Aggressive Growth Fund, MFS Research Growth and Income Fund, MFS Core Growth Fund, MFS Equity Income Fund and MFS Special Opportunities Fund), MFS Series Trust II (which has four series: MFS Emerging Growth Fund, MFS Capital Growth Fund, MFS Intermediate Income Fund and MFS Gold & Natural Resources Fund), MFS Series Trust III (which has two series: MFS High Income Fund and MFS Municipal High Income Fund), MFS Series Trust IV (which has four series: MFS Money Market Fund, MFS Government Money Market Fund, MFS Municipal Bond Fund and MFS OTC Fund), MFS Series Trust V (which has two series:
MFS Total Return Fund and MFS Research Fund), MFS Series Trust VI (which has three series: MFS World Total Return Fund, MFS Utilities Fund and MFS World Equity Fund), MFS Series Trust VII (which has two series: MFS World Governments Fund and MFS Value Fund), MFS Series Trust VIII (which has two series: MFS Strategic Income Fund and MFS World Growth Fund), MFS Series Trust IX (which has three series: MFS Bond Fund, MFS Limited Maturity Fund and MFS Municipal Limited Maturity Fund), MFS Series Trust X (which has four series: MFS Government Mortgage Fund, MFS/Foreign & Colonial Emerging Markets Equity Fund, MFS/Foreign & Colonial International Growth Fund and MFS/Foreign & Colonial International Growth and Income Fund), and MFS Municipal Series Trust (which has 16 series:
MFS Alabama Municipal Bond Fund, MFS Arkansas Municipal Bond Fund, MFS California Municipal Bond Fund, MFS Florida Municipal Bond Fund, MFS Georgia Municipal Bond Fund, MFS Maryland Municipal Bond Fund, MFS Massachusetts Municipal Bond Fund, MFS Mississippi Municipal Bond Fund, MFS New York Municipal Bond Fund, MFS North Carolina Municipal Bond Fund, MFS Pennsylvania Municipal Bond Fund, MFS South Carolina Municipal Bond Fund, MFS Tennessee Municipal Bond Fund, MFS Virginia Municipal Bond Fund, MFS West Virginia Municipal Bond Fund and MFS Municipal Income Fund) (the "MFS Funds"). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            MFS also serves as investment adviser of the following no-load, open-end Funds: MFS Institutional Trust ("MFSIT") (which has seven series), MFS Variable Insurance Trust ("MVI") (which has twelve series) and MFS Union Standard Trust ("UST") (which has two series). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            In addition, MFS serves as investment adviser to the following closed-end Funds: MFS Municipal Income Trust, MFS Multimarket Income Trust, MFS Government Markets Income Trust, MFS Intermediate Income Trust, MFS Charter Income Trust and MFS Special Value Trust (the "MFS Closed-End Funds"). The principal business address of each of the aforementioned Funds is 500 Boylston Street, Boston, Massachusetts 02116.

            Lastly, MFS serves as investment adviser to MFS/Sun Life Series Trust ("MFS/SL"), Sun Growth Variable Annuity Funds, Inc. ("SGVAF"), Money Market Variable Account, High Yield Variable Account, Capital Appreciation Variable Account, Government Securities Variable Account, World Governments Variable Account, Total Return Variable Account and Managed Sectors Variable Account. The principal business address of each is One Sun Life Executive Park, Wellesley Hills, Massachusetts 02181.

            MFS International Ltd. ("MIL"), a limited liability company organized under the laws of the Republic of Ireland and a subsidiary of MFS, whose principal business address is 41-45 St. Stephen's Green, Dublin 2, Ireland, serves as investment adviser to and distributor for MFS International Fund (which has five portfolios: MFS International Funds-U.S. Equity Fund, MFS International Funds-U.S. Emerging Growth Fund, MFS International Funds-Global Governments Fund, MFS International Funds - U.S. Dollar Reserve Fund and MFS International Funds-Charter Income Fund) (the "MIL Funds"). The MIL Funds are organized in Luxembourg and qualify as an undertaking for collective investments in transferable securities (UCITS). The principal business address of the MIL Funds is 47, Boulevard Royal, L-2449 Luxembourg.

            MIL also serves as investment adviser to and distributor for MFS Meridian U.S. Government Bond Fund, MFS Meridian Charter Income Fund, MFS Meridian Global Government Fund, MFS Meridian U.S. Emerging Growth Fund, MFS Meridian Global Equity Fund, MFS Meridian Limited Maturity Fund, MFS Meridian World Growth Fund, MFS Meridian Money Market Fund, MFS Meridian World Total Return Fund, MFS Meridian U.S. Equity Fund and MFS Meridian Research Fund (collectively the "MFS Meridian Funds"). Each of the MFS Meridian Funds is organized as an exempt company under the laws of the Cayman Islands. The principal business address of each of the MFS Meridian Funds is P.O. Box 309, Grand Cayman, Cayman Islands, British West Indies.

            MFS International (U.K.) Ltd. ("MIL-UK"), a private limited company registered with the Registrar of Companies for England and Wales whose current address is 4 John Carpenter Street, London, England ED4Y 0NH, is involved primarily in marketing and investment research activities with respect to private clients and the MIL Funds and the MFS Meridian Funds.

            MFS Fund Distributors, Inc. ("MFD"), a wholly owned subsidiary of MFS, serves as distributor for the MFS Funds, MVI, UST and MFSIT.

            Clarendon Insurance Agency, Inc. ("CIAI"), a wholly owned subsidiary of MFS, serves as distributor for certain life insurance and annuity contracts issued by Sun Life Assurance Company of Canada (U.S.).

            MFS Service Center, Inc. ("MFSC"), a wholly owned subsidiary of MFS, serves as shareholder servicing agent to the MFS Funds, the MFS Closed-End Funds, MFSIT, MVI and UST.

            MFS Asset Management, Inc. ("AMI"), a wholly owned subsidiary of MFS, provides investment advice to substantial private clients.

            MFS Retirement Services, Inc. ("RSI"), a wholly owned subsidiary of MFS, markets MFS products to retirement plans and provides administrative and record keeping services for retirement plans.

            MFS

            The Directors of MFS are A. Keith Brodkin, Jeffrey L. Shames, Arnold
D. Scott, Donald A. Stewart and John D. McNeil. Mr. Brodkin is the Chairman, Mr. Shames is the President, Mr. Scott is a Senior Executive Vice President and Secretary, Bruce C. Avery, William S. Harris, William W. Scott, Jr., and Patricia A. Zlotin are Executive Vice Presidents, Stephen E. Cavan is a Senior Vice President, General Counsel and an Assistant Secretary, Joseph W. Dello Russo is a Senior Vice President, Chief Financial Officer and Treasurer, Robert
T. Burns is a Vice President, Associate General Counsel and an Assistant Secretary of MFS, and Thomas B. Hastings is a Vice President and Assistant Treasurer of MFS.

            MASSACHUSETTS INVESTORS TRUST
            MASSACHUSETTS INVESTORS GROWTH STOCK FUND
            MFS GROWTH OPPORTUNITIES FUND
            MFS GOVERNMENT SECURITIES FUND
            MFS SERIES TRUST I
            MFS SERIES TRUST V
            MFS SERIES TRUST VI
            MFS SERIES TRUST X
            MFS GOVERNMENT LIMITED MATURITY FUND

            A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer, James R. Bordewick, Jr., Vice President and Associate General Counsel of MFS, is the Assistant Secretary.

            MFS SERIES TRUST II

            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS GOVERNMENT MARKETS INCOME TRUST
            MFS INTERMEDIATE INCOME TRUST

            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg, Senior Vice President of MFS, is a Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS SERIES TRUST III

            A. Keith Brodkin is the Chairman and President, James T. Swanson, Robert J. Manning, Cynthia M. Brown and Joan S. Batchelder, Senior Vice Presidents of MFS, Bernard Scozzafava, Vice President of MFS, and Matthew Fontaine, Assistant Vice President of MFS, are Vice Presidents, Sheila Burns-Magnan and Daniel E. McManus, Assistant Vice Presidents of MFS, are Assistant Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer, and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS SERIES TRUST IV
            MFS SERIES TRUST IX

            A. Keith Brodkin is the Chairman and President, Robert A. Dennis and Geoffrey L. Kurinsky, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS SERIES TRUST VII

            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and Stephen C. Bryant, Senior Vice Presidents of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS SERIES TRUST VIII

            A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames, Leslie J. Nanberg, Patricia A. Zlotin, James T. Swanson and John D. Laupheimer, Jr., Vice President of MFS, are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS MUNICIPAL SERIES TRUST

            A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert A. Dennis are Vice Presidents, David B. Smith, Geoffrey L. Schechter and David R. King, Vice Presidents of MFS, are Vice Presidents, Daniel E. McManus, Assistant Vice President of MFS, is an Assistant Vice President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS VARIABLE INSURANCE TRUST
            MFS UNION STANDARD TRUST
            MFS INSTITUTIONAL TRUST

            A. Keith Brodkin is the Chairman and President, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS MUNICIPAL INCOME TRUST

            A. Keith Brodkin is the Chairman and President, Cynthia M. Brown and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS MULTIMARKET INCOME TRUST
            MFS CHARTER INCOME TRUST

            A. Keith Brodkin is the Chairman and President, Leslie J. Nanberg and James T. Swanson are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost, Vice President of MFS, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

            MFS SPECIAL VALUE TRUST

            A. Keith Brodkin is the Chairman and President, Jeffrey L. Shames and Robert J. Manning are Vice Presidents, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, and James O. Yost, is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary.

            SGVAF

            W. Thomas London is the Treasurer.

            MIL

            A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott and Jeffrey L. Shames are Directors, Ziad Malek, Senior Vice President of MFS, is the President, Thomas J. Cashman, Jr., a Senior Vice President of MFS, is a Senior Vice President, Stephen E. Cavan is a Director, Senior Vice President and the Clerk, James R. Bordewick, Jr. is a Director, Vice President and an Assistant Clerk, Robert T. Burns is an Assistant Clerk, Joseph W. Dello Russo is the Treasurer and Thomas B. Hastings is the Assistant Treasurer.

            MIL-UK

            A. Keith Brodkin is a Director and the Chairman, Arnold D. Scott, Jeffrey L. Shames, and James R. Bordewick, Jr., are Directors, Stephen E. Cavan is a Director and the Secretary, Ziad Malek is the President, James E. Russell is the Treasurer, and Robert T. Burns is the Assistant Secretary.

            MIL FUNDS

            A. Keith Brodkin is the Chairman, President and a Director, Richard
B. Bailey, John A. Brindle, Richard W. S. Baker and William F. Waters are Directors, Stephen E. Cavan is the Secretary, W. Thomas London is the Treasurer, James O. Yost is the Assistant Treasurer and James R. Bordewick, Jr., is the Assistant Secretary, and Ziad Malek is a Senior Vice President.

            MFS MERIDIAN FUNDS

            A. Keith Brodkin is the Chairman, President and a Director, Richard
B. Bailey, John A. Brindle, Richard W. S. Baker, Arnold D. Scott, Jeffrey L. Shames and William F. Waters are Directors, Stephen E. Cavan is the Secretary,
W. Thomas London is the Treasurer, James R. Bordewick, Jr., is the Assistant Secretary, James O. Yost is the Assistant Treasurer, and Ziad Malek is a Senior Vice President.

            MFD

            A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, William W. Scott, Jr., an Executive Vice President of MFS, is the President, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary, Joseph W. Dello Russo is the Treasurer, and Thomas B. Hastings is the Assistant Treasurer.

            CIAI

            A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Cynthia Orcott is President, Bruce C. Avery is the Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

            MFSC

            A. Keith Brodkin is the Chairman and a Director, Arnold D. Scott and Jeffrey L. Shames are Directors, Joseph A. Recomendes, a Senior Vice President of MFS, is Vice Chairman and a Director, Janet A. Clifford is the Executive Vice President, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, and Robert T. Burns is the Assistant Secretary.

            AMI

            A. Keith Brodkin is the Chairman and a Director, Jeffrey L. Shames, and Arnold D. Scott are Directors, Thomas J. Cashman, Jr., is the President and a Director, Leslie J. Nanberg is a Senior Vice President, a Managing Director and a Director, George F. Bennett, Carol A. Corley, John A. Gee, Brianne Grady and Kevin R. Parke are Senior Vice Presidents and Managing Directors, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer and Robert T. Burns is the Secretary.

            RSI

            William W. Scott, Jr. and Bruce C. Avery are Directors, Arnold D. Scott is the Chairman and a Director, Joseph W. Dello Russo is the Treasurer, Thomas B. Hastings is the Assistant Treasurer, Stephen E. Cavan is the Secretary, Robert T. Burns is the Assistant Secretary and Sharon A. Brovelli and Martin E. Beaulieu are Senior Vice Presidents.

            In addition, the following persons, Directors or officers of MFS, have the affiliations indicated:

            A. Keith Brodkin          Director, Sun Life Assurance Company of
                                         Canada (U.S.), One Sun Life Executive
                                         Park, Wellesley Hills, Massachusetts
                                      Director, Sun Life Insurance and Annuity
                                         Company of New York, 67 Broad Street,
                                         New York, New York

            Donald A. Stewart         President and a Director, Sun Life
                                         Assurance Company of Canada, Sun Life
                                         Centre, 150 King Street West, Toronto,
                                         Ontario, Canada (Mr. Stewart is also an
                                         officer and/or Director of various
                                         subsidiaries and affiliates of Sun
                                         Life)

            John D. McNeil            Chairman, Sun Life Assurance Company of
                                         Canada, Sun Life Centre, 150 King
                                         Street West, Toronto, Ontario, Canada
                                         (Mr. McNeil is also an officer and/or
                                         Director of various subsidiaries and
                                         affiliates of Sun Life)

            Joseph W. Dello Russo     Director of Mutual Fund Operations, The
                                         Boston Company, Exchange Place, Boston,
                                         Massachusetts (until August, 1994)


ITEM 29.   DISTRIBUTORS

           (a)   Reference is hereby made to Item 28 above.

           (b) Reference is hereby made to Item 28 above; the principal business address of each of these persons is 500 Boylston Street, Boston, Massachusetts 02116.

           (c) Not applicable.


ITEM 30.   LOCATION OF ACCOUNTS AND RECORDS

           The Registrant's corporate documents are kept by the Registrant at its offices. Portfolio brokerage orders, other purchase orders, reasons for brokerage allocation and lists of persons authorized to transact business for the Registrant are kept by Massachusetts Financial Services Company at 500 Boylston Street, Boston, Massachusetts 02116. Shareholder account records are kept by MFS Service Center, Inc. at 500 Boylston Street, Boston, Massachusetts 02116. Transaction journals, receipts for the acceptance and delivery of securities and cash, ledgers and trial balances are kept by State Street Bank and Trust Company at State Street South, 5-West, North Quincy, Massachusetts 02171.

ITEM 31.   MANAGEMENT SERVICES

           Not applicable.

ITEM 32.   UNDERTAKINGS

           (a) Not applicable.


           (b) The Registrant undertakes to file a post-effective amendment to this registration statement, in order to file financial statements for the MFS Institutional Core Plus Fixed Income Fund, which need not be certified, within four to six months from the effective date of Post-Effective Amendment No. 8 filed with the SEC on September 15, 1995 or within four to six months of the commencement of investment operations of the Fund.


           (c) Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of its latest annual report to shareholders upon request and without charge.

           (d) Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions set forth in Item 27 of this Part C, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the Securities being Registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Boston and The Commonwealth of Massachusetts on the 24th day of October, 1996.

                                        MFS INSTITUTIONAL TRUST


                                        By:  /s/ JAMES R. BORDEWICK, JR.
                                                 ------------------------------
                                        Name:    James R. Bordewick, Jr.
                                        Title:   Assistant Secretary

         Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to its Registration Statement has been signed below by the following persons in the capacities indicated on October 24, 1996.

             SIGNATURE                                TITLE

A. KEITH BRODKIN*                       Chairman, President (Principal
-----------------------------            Executive Officer) and Trustee
A. Keith Brodkin


W. THOMAS LONDON*                       Treasurer (Principal Financial Officer
-----------------------------            and Principal Accounting Officer)
W. Thomas London


WILLIAM R. GUTOW*                       Trustee
-----------------------------
William R. Gutow


NELSON J. DARLING, JR.*                 Trustee
-----------------------------
Nelson J. Darling, Jr.


                                        *By:   /s/ JAMES R. BORDEWICK, JR.
                                                   ----------------------------
                                        Name:      James R. Bordewick, Jr.
                                                      as Attorney-in-fact

                                        *Executed by James R. Bordewick, Jr. on
                                        behalf of those indicated pursuant to a
                                        Power of Attorney dated August 12, 1994, filed with Post-Effective Amendment
                                        No. 9 on October 27, 1995.

                                INDEX TO EXHIBITS



EXHIBIT NO.               DESCRIPTION OF EXHIBIT                        PAGE NO.


     11          Consent of Deloitte & Touche LLP.

     17 Financial Data Schedules for MFS Institutional Emerging Equities Fund, MFS Institutional Worldwide Fixed Income Fund, MFS Institutional Emerging Markets Income Fund, MFS Institutional International Equity Fund, MFS Institutional Mid-Cap Growth Equity Fund and MFS Institutional Research Fund.